UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

31 March

2019

Nuveen Municipal

Bond Funds

Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.

As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.

Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

May 24, 2019

Portfolio Managers’ Comments

Nuveen All-American Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Fund’s performance for the twelve-month reporting period ended March 31, 2019.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2019?

The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.2%, according to the Bureau of Economic Analysis “advance” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in March 2019 from 4.0% in March 2018 and job gains averaged around 211,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in March 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended March 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.0% year-over-year in February 2019 (most recent data

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.0%, respectively.

As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. At its March 2019 meeting, the Fed’s forecast showed that additional rate hikes in 2019 were unlikely, and Chairman Powell indicated that the Fed’s next move could be either a rate cut or a rate hike. The Fed again kept rates unchanged, as expected, and announced it will discontinue rolling assets off its balance sheet sooner than expected.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, as a deal was not passed in time for the original March 29, 2019 deadline. Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament, compelling the European Union to agree to an October 31, 2019 delay. Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The Trump administration issued sanctions on Russian oligarchs and companies in April 2018 (and later eased some of the restrictions) and on Iran in November 2018 after withdrawing from the 2015 nuclear agreement. After topping a four-year high in October 2018, oil prices fell sharply through December 2018 on concerns of a global supply glut due to weaker global growth and the temporary exemptions from the Iranian oil ban granted to several countries. However, oil prices recovered much of those losses over the early months of 2019 as supply conditions looked tighter than expected. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held denuclearization summits in June 2018 and February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding but averted a second shutdown after the government passed a funding bill in February 2019.

Municipal bonds delivered positive performance in this reporting period. Interest rates were rising through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. After the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, pressuring long-term interest rates meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve. For the twelve-month period overall, municipal bond yields were marginally lower, belying larger intra-period swings.

Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $421.9 billion in this reporting period, a 17.4% decrease from the issuance for the twelve-month reporting period ended March 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.

How did the Funds perform during the twelve-month reporting period ended March 31, 2019?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year and ten-year and/or since-inception periods ended March 31, 2019. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.

During the reporting period, the Nuveen Limited Term Municipal Bond Fund outperformed its benchmark index and the Nuveen All-American Municipal Bond Fund performed essentially in line with its index. The Nuveen Intermediate Duration Municipal Bond Fund and the Nuveen Short Term Municipal Bond Fund both lagged their respective indexes. All four Funds outperformed their respective Lipper classification averages to varying degrees.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team.

Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All American Municipal Bond Fund

The Nuveen All American Municipal Bond Fund’s Class A Shares at NAV performed in line with the S&P Municipal Bond Index and outperformed the Lipper General & Insured Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

Relative to the index, the Fund’s duration and yield curve positioning contributed to performance. As interest rates on municipal bonds declined overall, our longer-than-index duration (meaning the Fund was more sensitive to the beneficial effects of falling long-term rates) proved beneficial. More specifically, our overweight in bonds on the long end of the yield curve and simultaneous underweight in shorter-duration bonds contributed.

Sector allocation and security selection were positive factors. An overweight in dedicated-tax bonds added value, in light of the category’s relative outperformance. The Fund also benefited from overweights in the hospital and transportation sectors, both of which outpaced the index.

Within the transportation category, we saw particularly good performance from airport-related issuers, including bonds for the LINXS automated people-mover system under construction at Los Angeles International Airport. We also benefited from holdings in San Francisco and Sacramento airport bonds. Another outperforming transportation-related issuer was Bronx Parking Development Company, an operator of parking facilities near Yankee Stadium. These bonds gained in value as investors have become more optimistic about the issuer’s underlying credit quality due to increased utilization of its facilities.

In the tobacco sector, we saw a mixed performance impact. On the positive side, our relative underweighting in the category contributed to performance, as the sector underperformed the index due to negative credit trends surrounding tobacco usage. In addition, our individual holdings in this sector underperformed, due to our limited exposure to zero-coupon tobacco bonds, which as a group performed especially well during the reporting period.

Portfolio Managers’ Comments (continued)

Several of our state and local general obligation (GO) positions were standout performers. At the state level, GO issues of Illinois, Washington and California were all meaningful contributors. On the local side, we saw strong results from Chicago GO and Chicago Board of Education bonds, which have benefited as investors have become more optimistic about the credit prospects for this financially challenged city. We also saw good results from various highly rated local government and school district bonds, as well as long-dated California zero-coupon issues.

Exposure to the nursing home sector added value, which included a position in Colorado Health and Finance bonds for the Colorado Senior Residences Project. Also boosting our results was exposure to the corporate-backed industrial development revenue bond sector, primarily due to strong performance from our investment in FirstEnergy Solutions, an energy supplier whose outlook for a financial recovery in bankruptcy is seen to have improved.

Although we experienced relatively few individual credit challenges in the portfolio, two positions stood out as notable detractors during the reporting period. First, in the multi-family housing area, our holding in Capital Trust Agency bonds for Gardens Apartments proved challenging. A second meaningful detractor was our holding in bonds of Lombard Convention Center. In both cases, the issuers were experiencing financial challenges that weighed on the securities’ prices.

Throughout the reporting period, we maintained our consistent management approach in seeking to generate tax-exempt income for shareholders. To accomplish this objective, we kept the portfolio’s duration at the longer end of our target range, so as to capitalize upon the higher yields available from longer-dated issues.

During the first half of the reporting period, we were more active than usual in adding higher quality debt to the portfolio, as we were finding better values in this part of the market in light of narrowing credit spreads. As the reporting period progressed, however, and credit spreads began to widen in the fourth quarter of the year, we were again finding increased value among lower-rated bonds and added a number of high yield opportunities at more attractive credit spreads.

As part of our typical investment process, we sought to maximize our allocation to bonds with lower and below investment grade credit ratings, which we regularly like for their higher yields. The Fund’s prospectus allows us to invest up to 20% of net assets in securities rated below BBB, which is the lowest credit tier of the investment grade universe. We often look to max out this exposure because of our confidence in Nuveen’s credit research capabilities.

During the reporting period, however, the supply of high yield bonds did not always grow as quickly as the Fund in light of new investment inflows. Accordingly, the constrained supply of high yield deals sometimes made it challenging to achieve our full allotment of below investment grade bonds. As of the end of the reporting period, we did remain relatively close to our threshold, with exposure to bonds rated BB and below at about 17% of the portfolio. As of March 31, 2019, consistent with our preference for higher yielding, lower rated debt, more than 60% of the portfolio was invested in either lower investment grade or below investment grade securities.

During the reporting period, we used Treasury futures, which had a negligible impact on the Fund’s performance.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index while outperforming its Lipper Intermediate Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

For the full reporting period, investors in municipal bonds benefited from generally falling interest rates, especially in intermediate segments of the yield curve. Given the Fund’s natural emphasis on intermediate-duration municipal securities, this environment provided a positive backdrop for performance in absolute terms.

Meanwhile, relative to the S&P Municipal Bond Intermediate Index, sector positioning in two primary areas hampered the Fund’s performance. First, an overweight in the tobacco sector detracted from results. During the reporting period, tobacco bonds lagged the index, reflecting growing signs of a decline in tobacco consumption. Secondly, we maintained an overweight in pre-refunded bonds, whose very short maturities and high credit quality were detrimental factors in a market environment more often rewarding bonds with the opposite characteristics. On the positive side, an overweight in single-family housing bonds added value, given the segment’s strong relative performance.

Overall, the Fund’s neutral interest rate positioning meant that duration had little overall impact on relative performance. We did, however, benefit from the yield curve positioning we employed to achieve that neutral stance. Specifically, our overweighting of bonds on the longer end of the intermediate yield curve added value, given these securities’ outperformance. This allocation was sufficiently helpful to overcome the negative impact of our simultaneous overweighting on the short end of the yield curve, as bonds in this part of the market lagged their longer-dated counterparts.

Credit quality positioning also contributed to relative performance. During the reporting period, bonds with lower investment grade and below investment grade credit ratings generally fared better than higher quality issues, especially in the first quarter of 2019, when investors became more comfortable assuming credit risk. Accordingly, our relative overweighting in bonds with credit ratings of A or lower contributed to results in light of these securities’ relative outperformance.

Regarding individual security selection, our allocation to bonds of FirstEnergy Solutions added particular value. These securities regained some of their losses from earlier reporting periods, as optimism grew about the company’s emergence from bankruptcy and the anticipated financial recoveries for bondholders.

While managing the Fund during the twelve-month reporting period, we focused on keeping the portfolio’s duration close to that of the benchmark. We believed this was a prudent strategy for now, in light of the Fed’s decision to pause its cycle of interest rate increases, even as we believed strong underlying economic data would not preclude rate hikes in the future. We achieved our neutral portfolio positioning by predominantly owning a balance of longer-intermediate bonds and very-short-dated issues and when owned together, these securities allowed us to achieve our desired average duration.

Given healthy investment inflows, we were relatively active in putting cash flow to work in the municipal bond market. New purchases reflected our pursuit of the Fund’s twin objectives: capital preservation and a high level of income for shareholders. When making new purchases, we continued to pay close attention to our duration target, as well as to the Fund’s sector and credit exposures. We were comfortable with the Fund’s existing allocations coming into the reporting period and thus pleased to have kept them relatively close to their starting points over the reporting period.

We continued to favor bonds with lower investment grade credit ratings when we identified favorable risk/reward trade-offs. One significant exception, however, was our purchase throughout the reporting period of bonds for state housing programs, many of which are higher rated. State housing bonds were providing particular value, in our opinion, which led us to increase the Fund’s exposure to this area.

Other categories in which we saw opportunity included the transportation sector, and especially airport issuers, which have benefited from increased air travel fueled by a strong economy; health care; and investor-owned utilities. Many tax-exempt utility bonds have short maturities, so these holdings allowed us to balance our longer-dated purchases as we sought to manage the portfolio’s duration.

Nuveen Limited Term Municipal Bond Fund

During the twelve-month reporting period ended March 31, 2019, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short-Intermediate Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

The Fund benefited from effective credit quality positioning. In a market environment that generally rewarded bonds with lower credit ratings over those with higher credit ratings, the portfolio’s overweight in bonds rated A and lower added to relative performance.

Sector and security selection also contributed to performance. Most notably, the Fund benefited from a relative underweight in pre-refunded bonds. These securities lagged the index, as their very short durations and high credit quality left them out of favor relative to longer-duration, lower quality bonds.

Portfolio Managers’ Comments (continued)

Regarding individual security selection, our allocation to bonds of FirstEnergy Solutions added value. These securities regained some of their losses from earlier reporting periods, as optimism grew about the company’s emergence from bankruptcy and the anticipated financial recoveries for bondholders. The Fund also benefited from its position in State of Illinois bonds, which gained significantly in value as investors appeared to become more optimistic about the state’s financial condition.

Meanwhile, duration and yield curve positioning had a mixed performance impact. Coming into the reporting period, the Fund was somewhat conservatively positioned from an interest rate standpoint, meaning our duration was lower than that of the index. This conservative positioning reflected our expectation that the Fed would raise rates several times in 2019, however, the Fed indicated that it did not plan to raise interest rates again in the near future. The municipal bond market rallied in response and the portfolio’s limited interest rate sensitivity subsequently weighed on relative performance. We did, however, benefit from effective yield curve positioning. Specifically, our overweight on the longer end of the limited-term municipal yield curve contributed to the Fund’s relative performance, given the outperformance of these securities. Tempering that positive effect was our overweight on the short end of the curve, as these securities lagged the index.

In managing the portfolio this reporting period, we remained focused on the Fund’s objectives of preserving capital and generating income for shareholders. Throughout the reporting period, we kept a close eye on the Fund’s duration. In the first half of the reporting period, we often emphasized shorter-duration bonds, as we wished to limit sensitivity to rising rates. In the second half of the reporting period, meanwhile, as the Fed’s intention to leave rates alone became clearer, we became more comfortable extending the Fund’s duration closer to a neutral stance. We accomplished this goal by often favoring longer-duration bonds in the final quarter of the reporting period.

In making new purchases during the reporting period, we added bonds across a variety of sectors. Highlights of these purchases included a variety of airport transportation, utility and health care bonds. When finding suitable opportunities to do so, we favored lower rated bonds we believed were offering a desirable risk/reward trade-off. Proceeds for new purchases generally came from new investment inflows and bond maturities.

Overall, however, we were comfortable with the Fund’s existing positioning coming into the reporting period, so when buying and occasionally selling bonds, we were successful in keeping the portfolio’s sector and credit quality exposures relatively consistent throughout the twelve- month reporting period.

Nuveen Short Term Municipal Bond Fund

The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Index but outperformed the Lipper Short Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

The Fund benefited from its duration (interest rate) and yield curve positioning. Between the start of the reporting period last April 2018 and the late fall of 2018, municipal yields drifted higher. Beginning in December 2018, however, and continuing through the end of the reporting period, the municipal bond market rallied as yields declined. Over the course of the reporting period, we were modestly increasing the Fund’s duration, especially in the latter part of 2018. As municipal rates fell, this strategy added to the Fund’s result during the market rally late in the reporting period.

In particular, overweighting the longer end of our investment universe, specifically bonds with effective durations of three to five years, added to relative performance. A partly counterbalancing negative factor was exposure to bonds with very short durations, often with maturities of less than one year. We held these securities for cash-management purposes or, in the case of bonds with higher book yields, to support the Fund’s dividend.

Relative to the index, the Fund’s overweight in the industrial development revenue and health care sectors, two outperforming categories, contributed to performance. The Fund also benefitted from a relative underweight in pre-refunded bonds. These securities lagged the index, as their very short duration and high credit quality left them out of favor relative to longer duration, lower quality bonds.

Credit quality positioning added value. With lower quality bonds generally outperforming higher quality bonds during the reporting period, our overweighting in bonds with lower investment grade and below investment grade credit ratings, especially those rated between A to BB, contributed to relative performance.

Throughout the reporting period, we took advantage of opportunities to buy bonds subject to the alternative minimum tax (AMT). These securities, which added to the Fund’s relative performance this reporting period, typically come to market offering higher yields than comparably structured non-AMT bonds. We liked these securities for their higher income, as well as our belief that demand for AMT bonds may increase over time, as fewer taxpayers find themselves subject to the tax in light of federal tax law changes. In our view, these bonds offered an attractive combination of higher income and potential for spread narrowing. Our AMT-bond additions this reporting period included various airport bonds, as well as certain student-loan and industrial development revenue issues.

Other notable purchases included prepaid natural gas bonds. (Municipalities issue prepaid gas bonds to generate proceeds used to lock in a price for natural gas. They are generally backed by a bank or a financial institution, so their credit quality tends to be tied to that institution’s credit.) Issuance of prepaid gas bonds has increased in recent years, particularly on the short end of the yield curve that represents this Fund’s investment universe, which opened up numerous such purchase opportunities.

In the first six months of the reporting period, we most often bought bonds at the longer end of our investment universe. In particular, we favored the three- to five-year portion of the yield curve for the better income available in that part of the market. Once we reached our duration target by the second half of the reporting period, we also began adding shorter-maturity bonds to the portfolio. We were more willing to buy bonds with durations as short as one year because of a flattening yield curve that made these additions relatively more attractive.

To pay for our purchases, we used the proceeds from new investment inflows, as well as from maturing bonds. We also periodically engaged in tax-loss swaps, a strategy that involves selling bonds at a loss and then using the sale proceeds to buy similarly structured but better yielding bonds. With this strategy, we could improve the Fund’s income while simultaneously creating tax losses to apply against capital gains in the future.

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 1, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy Solutions holdings, shareholders should note that the Nuveen All American Municipal al Bond Fund had 0.61% exposure, Nuveen Intermediate Duration Municipal Bond Fund had 1.25% exposure, Nuveen Limited Term Municipal Bond Fund had 1.51% exposure and the Nuveen Short Term Municipal Bond Fund had 0.10% exposure, which was a mix of unsecured and secured holdings.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.11%	4.74%	6.69%
Class A Shares at maximum Offering Price	0.71%	3.84%	6.23%
S&P Municipal Bond Index	5.12%	3.73%	4.94%
Lipper General & Insured Municipal Debt Funds Classification Average	4.69%	3.58%	4.95%

Class C2 Shares	4.60%	4.17%	6.11%
Class I Shares	5.31%	4.95%	6.89%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.29%	3.90%	4.13%
Class R6 Shares	5.40%	N/A	2.54%

Since inception returns for Class C Shares and Class R6 Shares are from 2/10/14 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.72%	1.52%	1.27%	0.48%	0.52%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	2.93%

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.29%	3.37%	4.31%
Class A Shares at maximum Offering Price	2.14%	2.74%	3.99%
S&P Municipal Bond Intermediate Index	5.48%	3.36%	4.43%
Lipper Intermediate Municipal Debt Funds Classification Average	4.34%	2.70%	3.78%

Class C2 Shares	4.51%	2.78%	3.72%
Class I Shares	5.37%	3.56%	4.50%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.35%	2.54%	2.58%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.68%	1.48%	1.23%	0.48%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	0.18%

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.27%	1.88%	2.74%
Class A Shares at maximum Offering Price	1.64%	1.37%	2.48%
S&P Municipal Bond Short-Intermediate Index	3.99%	2.01%	2.79%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	3.68%	1.63%	2.39%

Class C2 Shares	3.97%	1.54%	2.39%
Class I Shares	4.46%	2.09%	2.95%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	3.52%	1.14%	1.09%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.62%	1.42%	0.97%	0.42%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.42%	0.93%	1.83%
Class A Shares at maximum Offering Price	(0.18)%	0.42%	1.57%
S&P Municipal Bond Short Index	2.66%	1.20%	1.64%
Lipper Short Municipal Debt Funds Classification Average	2.18%	0.94%	1.36%

Class I Shares	2.62%	1.14%	2.02%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	1.53%	0.26%	0.22%
Class C2 Shares	2.05%	0.60%	0.82%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.72%	1.52%	1.07%	0.51%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields     as of March 31, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.32%	2.69%	2.89%	3.65%	3.66%
SEC 30-Day Yield	2.51%	1.84%	2.08%	2.85%	2.82%
Taxable-Equivalent Yield (24.0%)[2]	3.30%	2.42%	2.74%	3.75%	3.71%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.63%	1.94%	2.20%	2.90%
SEC 30-Day Yield-Subsidized	1.99%	1.27%	1.51%	2.25%
SEC 30-Day Yield-Unsubsidized	1.55%	0.83%	1.07%	1.56%
Taxable-Equivalent Yield-Subsidized (24.0%)[2]	2.62%	1.67%	1.99%	2.96%
Taxable-Equivalent Yield-Unsubsidized (24.0%)[2]	2.04%	1.09%	1.41%	2.05%

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.90%	1.14%	1.57%	2.12%
SEC 30-Day Yield	1.58%	0.83%	1.27%	1.82%
Taxable-Equivalent Yield (24.0%)[2]	2.08%	1.09%	1.67%	2.39%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.36%	0.66%	1.07%	1.60%
SEC 30-Day Yield	1.33%	0.61%	1.05%	1.60%
Taxable-Equivalent Yield (24.0%)[2]	1.75%	0.80%	1.38%	2.11%

1

The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Holding

Summaries     as of March 31, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.2%

Corporate Bonds	0.0%

Other Assets Less Liabilities	2.0%

Net Assets Plus Floating Rate Obligations	102.2%

Borrowings	(0.6)%

Floating Rate Obligations	(1.6)%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	6.9%

AAA	3.7%

AA	29.3%

A	26.0%

BBB	17.4%

BB or Lower	7.7%

N/R (not rated)	9.0%

Total	100%

Portfolio Composition

(% of total investments)

Transportation	17.6%

Health Care	15.9%

Tax Obligation/Limited	15.3%

Tax Obligation/General	10.4%

Education and Civic Organizations	9.1%

Utilities	8.5%

U.S. Guaranteed	6.6%

Water and Sewer	6.4%

Other	10.2%

Total	100%

States and Territories

(% of total municipal bonds)

California	17.7%

New York	11.3%

Illinois	9.4%

Texas	7.2%

Florida	5.4%

Colorado	5.2%

Pennsylvania	3.6%

Wisconsin	3.3%

Washington	2.7%

Indiana	2.5%

Ohio	2.3%

Massachusetts	2.0%

Virginia	1.9%

Arizona	1.7%

Kentucky	1.6%

Missouri	1.6%

Tennessee	1.5%

Other	19.1%

Total	100%

Holding Summaries as of March 31, 2019 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	95.9%

Corporate Bonds	0.0%

Short-Term Municipal Bonds	2.1%

Other Assets Less Liabilities	2.0%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	7.2%

AAA	5.3%

AA	27.7%

A	33.8%

BBB	14.6%

BB or Lower	5.4%

N/R (not rated)	6.0%

Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	17.1%

Transportation	15.8%

Health Care	14.5%

Tax Obligation/General	14.1%

Utilities	12.3%

U.S. Guaranteed	7.3%

Other	18.9%

Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.2%

Texas	6.6%

California	6.1%

New York	6.0%

New Jersey	5.7%

Pennsylvania	5.6%

Florida	5.2%

Ohio	4.5%

Indiana	3.3%

Wisconsin	2.8%

Colorado	2.8%

Arizona	2.6%

Louisiana	2.4%

Alabama	2.3%

Tennessee	1.9%

Oklahoma	1.8%

Nevada	1.6%

Michigan	1.6%

Georgia	1.5%

Kentucky	1.5%

Nebraska	1.4%

Other	19.6%

Total	100%

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.3%

Corporate Bonds	0.0%

Short-Term Municipal Bonds	1.1%

Other Assets Less Liabilities	1.6%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	2.0%

AAA	7.6%

AA	29.7%

A	39.4%

BBB	11.8%

BB or Lower	4.3%

N/R (not rated)	5.2%

Total	100%

Portfolio Composition

(% of total investments)

Utilities	20.9%

Tax Obligation/Limited	17.1%

Tax Obligation/General	15.7%

Health Care	15.3%

Transportation	10.5%

Education and Civic Organizations	3.7%

Other	16.8%

Total	100%

States and Territories

(% of total municipal bonds)

Illinois	11.0%

New York	6.3%

Ohio	6.0%

Pennsylvania	5.9%

Texas	5.4%

New Jersey	4.7%

Louisiana	4.7%

Florida	4.1%

Indiana	4.0%

Connecticut	4.0%

California	3.1%

Oklahoma	3.0%

Kentucky	2.8%

Alabama	2.6%

Washington	2.5%

Arizona	2.2%

Massachusetts	2.2%

Michigan	2.1%

Georgia	1.8%

New Mexico	1.7%

Other	19.9%

Total	100%

Holding Summaries as of March 31, 2019 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.7%

Short-Term Municipal Bonds	1.5%

Other Assets Less Liabilities	0.8%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	0.2%

AAA	10.2%

AA	35.8%

A	38.0%

BBB	7.8%

BB or Lower	3.7%

N/R (not rated)	4.3%

Total	100%

Portfolio Composition

(% of total investments)

Transportation	21.5%

Tax Obligation/General	16.1%

Health Care	14.6%

Utilities	14.2%

Tax Obligation/Limited	12.2%

Education and Civic Organizations	7.4%

Other	14.0%

Total	100%

States and Territories

(% of total municipal bonds)

Texas	13.3%

Minnesota	11.3%

New York	7.7%

New Jersey	7.0%

Colorado	6.2%

California	5.2%

Illinois	5.0%

Alabama	4.3%

Kentucky	3.7%

Missouri	3.1%

Wisconsin	2.6%

Pennsylvania	2.3%

Nevada	2.0%

Florida	2.0%

Arizona	1.9%

Washington	1.7%

Tennessee	1.6%

Other	19.1%

Total	100%

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.

The beginning of the period is April 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,043.90	$1,039.80	$1,040.90	$1,044.80	$1,044.90
Expenses Incurred During Period	$3.48	$7.57	$6.29	$2.31	$2.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.66	$1,017.65	$1,018.90	$1,022.81	$1,022.66
Expenses Incurred During Period	$3.45	$7.49	$6.23	$2.28	$2.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.23%, 0.45%, 0.48% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,038.50	$1,034.40	$1,034.60	$1,039.40
Expenses Incurred During Period	$3.42	$7.45	$6.22	$2.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.71	$1,017.75	$1,018.95	$1,022.71
Expenses Incurred During Period	$3.40	$7.38	$6.17	$2.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.67%, 1.46%, 1.22%, and 0.47% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.30	$1,026.10	$1,028.40	$1,031.20
Expenses Incurred During Period	$3.21	$7.21	$4.93	$2.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.91	$1,017.95	$1,020.21	$1,022.91
Expenses Incurred During Period	$3.19	$7.18	$4.91	$2.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.63%, 1.42%, 0.97% and 0.43% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,015.10	$1,018.20	$1,021.00
Expenses Incurred During Period	$3.65	$7.63	$5.41	$2.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.46	$1,017.50	$1,019.70	$1,022.46
Expenses Incurred During Period	$3.65	$7.64	$5.42	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.51%, 1.07%, and 0.52% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and the Board of Directors of Nuveen Investment Funds, Inc., and Shareholders of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (three of the funds constituting Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (one of the funds constituting Nuveen Investment Funds, Inc.) (hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

May 29, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen All-American Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.2%

	MUNICIPAL BONDS – 100.2%

	Alabama – 1.1%

$4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	$4,650,356

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	17,616,407

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	522,425

12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A3	13,135,240

7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	8,590,183
39,175	Total Alabama			44,514,611

	Alaska – 0.2%

3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA–	4,685,328

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/19 at 100.00	B3	1,999,960
5,855	Total Alaska			6,685,288

	Arizona – 1.7%

3,045	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	3,099,231

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	504,965

	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
1,250	5.000%, 9/01/37	9/28 at 100.00	A2	1,443,925
935	5.000%, 9/01/42	9/28 at 100.00	A2	1,064,535

2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	2,965,000

215	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	235,305

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	4,171,760

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,152,640
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,142,780

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$610	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	$624,908

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,105,970

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
2,205	6.000%, 7/01/33	7/20 at 102.00	BB–	2,196,577
2,325	6.000%, 7/01/43	7/20 at 102.00	BB–	2,232,814
195	6.000%, 7/01/48	7/20 at 102.00	BB–	185,439

440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB–	441,206

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	411,272

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	830,973

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (4)	4,008,217

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A3	1,225,550
13,155	5.000%, 12/01/32	No Opt. Call	A3	16,230,507
7,675	5.000%, 12/01/37	No Opt. Call	A3	9,607,028

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,758,609
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,141,279
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,164,163

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,096,010

727	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	5/19 at 100.00	N/R	718,160
60,127	Total Arizona			69,758,823

	Arkansas – 0.0%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (4)	524,060
1,020	6.000%, 6/01/40 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (4)	1,072,010
1,520	Total Arkansas			1,596,070

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 17.8%

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
$14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	$16,410,665
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,847,691
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,794,640

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A:
2,350	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,297,995
50	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	48,156

10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	AA–	10,683,100

2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,248,560

5,450	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	5,685,876

12,060	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA	13,829,081

10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA–	11,548,800

4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	5,300,535

1,670	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,893,546

3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,367,544

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,671,824
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,311,182

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	5,198,124

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	546,323

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,434,134

2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	2,542,558

1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,571,828

3,255	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB (4)	3,460,423

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	560,151
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,376,482

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
$7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	$8,686,560
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	8,216,108

5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,607,850

29,900	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB+	34,036,964

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,135,980
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,181,700

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A–	1,958,460
8,875	5.000%, 2/01/47	2/27 at 100.00	A–	9,885,330

640	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 11/21/45, 144A	1/29 at 100.00	Baa3	736,358

1,625	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	Baa3	1,890,379

1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB–	1,218,206

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,057,790

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (4)	1,040,470

33,630	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	Aa2	39,899,641

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 15.390%, 3/01/40 – AGM Insured (IF) (5)	3/20 at 100.00	AA	788,669

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,446,802

12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	AA–	13,860,240

3,960	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	AA–	4,727,844

1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	1,093,860

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,194,336
1,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	1,475,442
26,380	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	28,861,303

5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A–	5,781,904

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	$1,759,155

600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A	681,660

2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,275,550

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,508,160
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,091,193

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.750%, 7/01/30	5/19 at 100.00	CC	807,510
5,300	5.750%, 7/01/35	5/19 at 100.00	CC	5,200,254
2,000	5.500%, 7/01/39	5/19 at 100.00	CC	1,965,860

4,955	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014A, 5.000%, 8/01/44	8/22 at 102.00	AA–	5,495,293

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	454,792

	Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, Series 2018D:
7,500	5.000%, 7/01/43	7/28 at 100.00	AA	8,901,450
6,000	5.000%, 7/01/48	7/28 at 100.00	AA	7,081,440

5,225	Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	AA	6,334,268

6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,714,934

5,500	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	AAA	5,805,855

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	520,623

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A–	1,045,052
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	5,936,500

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/19 at 100.00	A	1,405,138

6,285	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47	6/22 at 100.00	N/R	6,351,998

46,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/19 at 19.49	CCC+	7,404,163

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,041,900

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	$1,822,511

2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,063,143

	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (AMT)	5/27 at 100.00	AA	1,875,072
1,400	5.000%, 5/15/37 (AMT)	5/27 at 100.00	AA	1,632,666
1,410	5.000%, 5/15/40 (AMT)	5/27 at 100.00	AA	1,629,410

	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
9,330	5.000%, 7/01/39	7/28 at 100.00	AAA	11,279,503
10,340	5.000%, 7/01/44	7/28 at 100.00	AAA	12,359,505

15,265	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)	11/27 at 100.00	AA–	17,672,443

10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48 (AMT)	5/29 at 100.00	AA–	11,758,700

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,745,901
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	2,974,150

7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	8,812,650

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	1,012,900

	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
8,945	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	10,755,915
7,475	5.000%, 7/01/38	1/28 at 100.00	AAA	8,882,244

	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
9,320	5.000%, 6/01/43	6/28 at 100.00	AA	11,123,140
16,990	5.000%, 6/01/48	6/28 at 100.00	AA	20,105,456

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,016,750

500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	562,015

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)	3/20 at 100.00	AA– (4)	3,113,040

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,027,680

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,074,110

2,565	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	BBB–	2,793,516

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
$2,800	7.000%, 11/01/34	No Opt. Call	A	$4,135,936
2,500	6.500%, 11/01/39	No Opt. Call	A	3,630,175

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	15,028,200

	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,361,500
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,170,840

	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	616,530
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	605,630

840	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	5/19 at 12.00	CCC+	822,377

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/19 at 100.00	N/R	1,756,547

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	3,088,860

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,818,619

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,478,549

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	2,533,905

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (6)	8/36 at 100.00	AA	15,864,300

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)	6/20 at 100.00	A– (4)	4,233,280

5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	AA–	6,947,036

715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Packard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	787,530

	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
4,305	5.000%, 7/01/37 (AMT)	7/28 at 100.00	A+	5,075,121
6,000	5.000%, 7/01/38 (AMT)	7/28 at 100.00	A+	7,051,860
5,000	5.000%, 7/01/39 (AMT)	7/28 at 100.00	A+	5,859,650

860	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/19 at 100.00	N/R	870,217

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
$8,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A	$9,165,200
2,500	5.000%, 7/01/47	7/27 at 100.00	A	2,900,125
3,615	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A	4,122,185

6,895	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47	8/28 at 100.00	Aa3	8,334,676

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,159,541
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,238,246

12,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)	5/26 at 100.00	A+	13,896,663

12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	14,547,994

5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A+	5,889,750

1,920	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	1,961,645

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	681,370

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,622,552

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A–	10,721,449

2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (AMT)	No Opt. Call	A	2,182,540

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	484,876

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (4)	2,410,460

275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	282,945

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+ (4)	561,480

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	4/19 at 100.00	B+	4,750,523

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured (Pre-refunded 9/01/20)	9/20 at 100.00	AA (4)	967,122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB+	$3,905,265

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (6)	8/26 at 100.00	AA	5,831,200

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	1,518,840

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,126,241
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,127,007
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,255,233

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,552,794
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,308,160
690,950	Total California			723,529,326

	Colorado – 5.2%

1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,535,954

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/19 at 100.00	BB+	2,068,696

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	3,437,146

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	AA–	1,027,983

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	AA–	2,515,000

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	3,014,220

6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	7,793,203

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,530,225

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,498,854

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A–	12,890,640

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	$797,391

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	A–	6,644,384

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,151,440

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,078,420

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,181,246

1,000	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 13.00	N/R	1,080,250

8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	Aa2	9,454,560

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39	12/22 at 100.00	N/R	1,038,520

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,048,207

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	AA–	1,832,589

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (AMT)	11/23 at 100.00	A+	5,518,250

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
4,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A+	4,807,600
10,510	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A+	12,528,550
24,390	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A+	28,947,027

19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Improvement Series 2018A, 5.000%, 8/01/48	8/26 at 100.00	AA	22,370,205

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	576,101
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	3,949,155
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,354,884
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	636,066
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	336,216

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	10,193,012

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	14,728
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	278,040
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	12,825
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	15,356

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	7,905,275

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	$1,369,345

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,056,083

1,764	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,800,021

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,406,400

720	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	746,568

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,672,648

9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	9,236,649

2,025	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2009, 6.375%, 12/01/37 – AGC Insured (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	2,089,921

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	677,871

6,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	6,466,572

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A+	2,753,361
3,580	6.500%, 11/15/38	No Opt. Call	A+	5,220,965

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,038,274
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,383,567

575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa2	638,739

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	833,289
193,869	Total Colorado			210,452,491

	Connecticut – 0.5%

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	BB	891,760

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	1,090,090

11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA–	12,470,150

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	A+	$1,861,109

1,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,606,035

428	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (4)	445,775

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	1,989,558
18,263	Total Connecticut			20,354,477

	Delaware – 0.1%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,038,690

1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB+	1,032,120

2,450	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project, Series 2018, 5.000%, 6/01/48	12/28 at 100.00	BBB	2,728,835

600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation – Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BBB–	640,554
5,050	Total Delaware			5,440,199

	District of Columbia – 0.4%

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (AMT)	10/28 at 100.00	AA–	10,137,150
3,000	5.000%, 10/01/34 (AMT)	10/28 at 100.00	AA–	3,577,860
3,000	5.000%, 10/01/35 (AMT)	10/28 at 100.00	AA–	3,568,140
14,470	Total District of Columbia			17,283,150

	Florida – 5.4%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	332,253
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,511,301

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,291,862

445	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/19 at 100.00	N/R	435,197

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured (Pre-refunded 10/01/21)	10/21 at 100.00	AA (4)	6,515,940

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/01/40	7/25 at 100.00	B–	1,143,045
1,380	5.000%, 7/01/50	7/25 at 100.00	B–	1,031,495

12,970	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	13,684,128

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	$7,502,591

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA	4,735,717

1,125	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,272,049

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,025,000

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,025,350

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,078,006

1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,635,045

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,036,820

500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A, 6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	512,655

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,290,660

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,591,830

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
805	5.500%, 6/15/22, 144A	No Opt. Call	N/R	818,130
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,117,358

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	473,449
550	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	579,634

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,332,168

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,334,013
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,101,180
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,287,610

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (AMT)	5/19 at 100.00	N/R	1,001,510

840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	850,954

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)	10/24 at 100.00	AA–	$3,463,063

	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A:
6,285	5.250%, 10/01/42	10/27 at 100.00	AA	7,359,672
3,930	5.250%, 10/01/47	10/27 at 100.00	AA	4,584,031

735	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	5/19 at 100.00	BB–	735,118

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB–	879,506
1,375	5.750%, 6/15/42	6/22 at 100.00	BB–	1,378,052

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A+	7,419,294

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	BBB+	902,231
9,500	4.200%, 12/15/25 (AMT), 144A	6/20 at 100.00	BBB+	9,680,500

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,076,835

7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA–	8,054,122

860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	991,726

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1:
1,250	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (4)	1,321,262
335	5.375%, 10/01/35	10/20 at 100.00	A	352,534

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (AMT)	10/25 at 100.00	A	13,706,814

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (Pre-refunded 6/01/19) (UB) (5)	6/19 at 100.00	AA (4)	1,046,978

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	AA–	24,128,916

7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	A+	8,622,900

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	572,049
625	5.000%, 6/01/32	6/21 at 100.00	A–	650,706
750	5.000%, 6/01/36	6/21 at 100.00	A–	777,720
875	5.125%, 6/01/42	6/21 at 100.00	A–	906,535

5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A–	5,853,238

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,006	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	$1,022,066

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA–	5,980,700
3,655	5.000%, 8/15/47	8/27 at 100.00	AA–	4,188,484

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	558,120

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	38,130

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)	5/19 at 100.00	N/R	288,634

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	174,409

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (7)	5/19 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (7)	5/19 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1 RMKT, 6.650%, 5/01/40	5/19 at 100.00	N/R	14,126

95	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1 RMKT, 5.250%, 5/01/39	5/19 at 100.00	N/R	81,026

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/19 at 100.00	N/R	354,703

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/19 at 100.00	N/R	181,022

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	5/19 at 100.00	N/R	3

2,155	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/19 at 100.00	N/R	2,157,306

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	265,495

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,561,155

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A3	2,686,330
3,000	5.000%, 10/15/47	10/27 at 100.00	A3	3,377,670

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,586,520

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	480,533
930	5.500%, 5/01/46	5/28 at 100.00	N/R	979,448
203,951	Total Florida			219,986,639

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 1.2%

	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
$2,500	6.750%, 1/01/35	1/28 at 100.00	N/R	$2,531,050
1,000	7.000%, 1/01/40	1/28 at 100.00	N/R	1,016,310

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
4,565	5.375%, 11/01/39 – AGM Insured (Pre-refunded 11/01/19)	11/19 at 100.00	AA (4)	4,668,169
2,435	5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	2,485,015

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	10,689,700

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,205,952

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured (Pre-refunded 12/01/20)	12/20 at 100.00	AA (4)	1,073,480

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,040,361
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,250,430

5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	5,775,600

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa1	1,707,199

13,120	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A3	14,275,085

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured (Pre-refunded 6/15/19)	6/19 at 100.00	AA (4)	1,006,950
45,270	Total Georgia			48,725,301

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,063,850

2,000	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,052,720

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (4)	1,055,622

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	1,857,280
5,635	Total Guam			6,029,472

	Hawaii – 0.3%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA–	1,676,085

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,057,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
$865	8.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	$902,671
1,250	9.000%, 11/15/44 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,306,187

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	AA–	5,066,857
9,160	Total Hawaii			10,009,720

	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,130,674
205	5.000%, 9/01/37	9/26 at 100.00	BB+	222,718

	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2018A:
2,435	5.000%, 3/01/36	9/28 at 100.00	A–	2,809,479
2,250	5.000%, 3/01/37	9/28 at 100.00	A–	2,581,515

2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB–	2,132,140
9,190	Total Idaho			9,876,526

	Illinois – 9.4%

	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,295	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (4)	1,411,705
705	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	749,944

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,260,224
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,483,259

67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	78,662,916

590	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB–	605,777

1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB–	1,280,258

35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB–	41,080,214

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,211,531

1,550	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,553,922

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (AMT)	1/25 at 100.00	A	3,494,566

900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	945,873

8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	10,057,335

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	$1,011,301

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,895,888

125	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	5/19 at 100.00	BBB+	125,243

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	409,932
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	1,052,543

1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,033,520

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	8,146,488

1,635	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 1/01/22 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,675,352

1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,383,149

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,448,009
935	5.000%, 1/01/25	No Opt. Call	BBB+	1,024,947
2,500	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,734,450
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	754,258
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,308,132

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,385,966

715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	772,000

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	4,626,702

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	BB	2,082,540

	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 38.17	AA–	367,610
750	0.000%, 2/01/36	2/21 at 35.47	AA–	256,208

575	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	586,218

1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,473,724

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	AA+	2,478,594

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	1,281,719

	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010:
710	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	745,408
1,290	6.125%, 5/15/27	5/20 at 100.00	BBB–	1,333,705

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa2	$3,966,434

10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	11,862,137

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,028,020

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
510	6.000%, 5/15/39	5/20 at 100.00	A	525,443
1,635	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,714,281

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,723,817

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,588,214

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	25,563
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,939,774

895	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A–	1,008,298

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	1,340,460
1,665	6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (5)	No Opt. Call	N/R (4)	1,671,810

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	AA–	20,520

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,228,340

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	9,175,230

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured (Pre-refunded 3/01/20)	3/20 at 100.00	AA (4)	955,840

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,343,160

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B:
470	5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	491,488
930	5.000%, 8/15/26	8/20 at 100.00	AA–	968,204

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,606,995

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (5)	5/19 at 100.00	AA+	4,004,040

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,191,581

8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,622,320

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/27	5/24 at 100.00	BBB	$5,337,350

5,325	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/24	No Opt. Call	BBB	5,826,242

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	5,788,603
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,159,638
500	5.000%, 3/01/27	3/22 at 100.00	BBB	520,215

1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB	1,533,902

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	A–	5,186,500

3,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2, 5.500%, 1/01/30	5/19 at 100.00	N/R	2,866,140

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	899,701

1,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BBB	1,360,064

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	5,691,708

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB	1,290,440

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,470,392

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	5,382,400

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,005,972

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	905,874

3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,168,757

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,580,389

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,089,080
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,855,281

5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,167,450

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	8,374,981
356,626	Total Illinois			383,654,178

	Indiana – 2.5%

695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	721,792

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$6,495	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	AA–	$7,456,650

5,215	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	A+	5,468,814

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B	1,411,788

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,543,162
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,052,151

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,812,173
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	6,238,174

5,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A1	5,175,250

1,640	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	A3	1,811,872

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,031,840

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,190,110

9,215	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (AMT)	7/23 at 100.00	A–	9,824,572

15,205	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	17,276,377

8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	9,021,360

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Ba1	1,615,451
1,400	5.000%, 4/01/27	4/22 at 100.00	Ba1	1,474,662
1,560	5.000%, 4/01/29	4/22 at 100.00	Ba1	1,636,721

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
335	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	366,507
9,185	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	10,682,063

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	5,744,350
93,055	Total Indiana			101,555,839

	Iowa – 0.5%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,373,189

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured (Pre-refunded 8/15/19)	8/19 at 100.00	A3 (4)	506,775

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$2,980	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	$2,999,609

5,375	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	5,797,851

1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B+	1,068,917

3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	4,138,187

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	AAA	1,022,930

1,070	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (AMT)	12/19 at 102.00	A	1,117,069

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	5/19 at 100.00	B	2,045,143
20,180	Total Iowa			21,069,670

	Kansas – 0.2%

1,500	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Baa3	1,639,155

1,320	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016, 5.000%, 12/01/41	12/26 at 100.00	Baa3	1,424,491

	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C:
100	5.500%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	102,330
4,440	5.500%, 11/15/29	11/19 at 100.00	AA	4,539,234

1,250	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	5/19 at 100.00	BB+	1,251,875

825	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	844,949
9,435	Total Kansas			9,802,034

	Kentucky – 1.7%

	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
2,545	5.000%, 9/01/43	9/28 at 100.00	A2	2,916,315
2,600	5.000%, 9/01/48	9/28 at 100.00	A2	2,975,856

6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A	6,690,105

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,620,300
2,480	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,606,455

2,630	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	2,960,512

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	$6,188,606

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,311,780
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	2,879,400
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,582,280

	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A+	6,622,434
2,785	4.000%, 10/01/35	10/26 at 100.00	A+	2,901,608

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	5,339,350

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,695,412

1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	N/R	1,657,465
61,160	Total Kentucky			66,947,878

	Louisiana – 0.9%

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	1

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+ (4)	2,021,040

26,705	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A	7/23 at 100.00	N/R	29,265,208

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,050,560

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,222,566

1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,133,160
32,850	Total Louisiana			35,692,535

	Maine – 0.4%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,173,040
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	11,244,474

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,722,542

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	508,341
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,102,390
15,515	Total Maine			16,750,787

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.4%

$14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	$15,888,751

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/19 at 100.00	BB+	1,004,390
15,350	Total Maryland			16,893,141

	Massachusetts – 2.0%

8,620	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32	7/26 at 85.54	AA	5,914,182

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	5/19 at 100.00	N/R	4,189,920

	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,349,280
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,239,390

10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,539,901

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	1,656,270

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,129,309

	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
2,500	5.000%, 7/01/39	1/29 at 100.00	BBB+	2,865,250
10,165	5.000%, 7/01/44	1/29 at 100.00	BBB+	11,550,591

	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
3,490	5.000%, 6/01/43	6/28 at 100.00	AA–	4,109,161
6,210	5.000%, 6/01/48	6/28 at 100.00	AA–	7,282,715

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 10.673%, 7/01/34 (IF)	7/19 at 100.00	AA–	6,836,424

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A:
3,025	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	3,056,884
1,525	5.750%, 7/01/39	7/19 at 100.00	Baa2	1,540,692

3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,364,428

5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	5,857,250

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2181, 10.807%, 8/01/38 (IF) (5)	8/19 at 100.00	AAA	2,406,171
76,630	Total Massachusetts			80,887,818

	Michigan – 0.9%

6,850	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	6,186,166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, WA Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured (Pre-refunded 6/01/20)	6/20 at 100.00	AA (4)	$831,600

10,115	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	11,424,994

270	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/19 at 100.00	BBB–	270,305

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
295	6.000%, 10/01/21	No Opt. Call	B	283,775
500	7.000%, 10/01/31	10/21 at 100.00	B	480,730
1,000	7.000%, 10/01/36	10/21 at 100.00	B	933,320

2,485	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	2,899,821

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,606,978

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/19 at 100.00	BBB	1,251,750

1,220	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	5/19 at 100.00	N/R	1,220,012

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	811,980
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,169,320

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	512,505
1,480	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,518,140

5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	5,482,100
36,065	Total Michigan			37,883,496

	Minnesota – 1.1%

310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	298,880

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	155,807
270	5.000%, 7/01/47	7/24 at 102.00	N/R	276,240

4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	4,162,063

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	246,560
675	5.250%, 1/01/46	1/23 at 100.00	N/R	655,128

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
$1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	$1,595,150
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,280,312

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,617,127

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,051,120

2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,515,680

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	484,910

16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	BBB–	15,934,116

	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	566,437
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	281,401

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	2,993,625
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	2,202,221

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,288,922

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,154,737
45,000	Total Minnesota			45,760,436

	Mississippi – 0.1%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,642,150

	Missouri – 1.6%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,950,228

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,504,852

8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,294,991

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,311,950

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 10.752%, 11/15/39 (IF)	11/19 at 100.00	AA+	4,742,214

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	$2,604,870

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,178,593

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,420,300
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	4,581,500
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,914,125
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	4,187,610
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	3,429,900
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	1,089,900

1,288	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/19 at 100.00	N/R	1,284,883

1,390	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/19 at 100.00	N/R	810,731
73,573	Total Missouri			63,306,647

	Montana – 0.4%

2,505	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,874,538

1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,123,041

9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	AA–	10,637,637
13,545	Total Montana			15,635,216

	Nebraska – 1.0%

3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	A	3,646,858

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,332,000

1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	1,898,897

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	20,789,559
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,223,800
37,280	Total Nebraska			41,891,114

	Nevada – 1.5%

	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
265	5.000%, 9/01/29	9/27 at 100.00	A–	309,414
750	5.000%, 9/01/30	9/27 at 100.00	A–	868,807
730	5.000%, 9/01/32	9/27 at 100.00	A–	832,492
1,965	5.000%, 9/01/42	9/27 at 100.00	A–	2,166,511
1,150	5.000%, 9/01/47	9/27 at 100.00	A–	1,263,850

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	$15,878,952

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,047,540

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,166,861
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,753,398

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,023,740
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,519,170

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,657,725

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB) (5)	6/26 at 100.00	AA+	22,871,600

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
110	4.000%, 6/01/19	No Opt. Call	N/R	110,204
95	4.000%, 6/01/20	No Opt. Call	N/R	96,338
745	4.000%, 6/01/21	No Opt. Call	N/R	761,889
340	5.000%, 6/01/23	No Opt. Call	N/R	362,984
200	4.250%, 6/01/24	6/23 at 103.00	N/R	205,972

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,830,640

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
20	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	21,504
25	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	26,880
365	5.000%, 7/01/32	7/21 at 100.00	Aa2	390,627
53,050	Total Nevada			59,167,098

	New Hampshire – 0.3%

8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42 (AMT), 144A	7/23 at 100.00	B1	8,337,321

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 11.651%, 6/01/39 (IF) (5)	6/19 at 100.00	N/R	3,366,341

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,165,800
725	5.000%, 8/01/36	2/28 at 100.00	A	835,802
13,200	Total New Hampshire			13,705,264

	New Jersey – 1.5%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,926,228

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	$1,469,087

3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,265,057

9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A–	10,530,856

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	1,080,630
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB	1,802,526

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB	2,569,595

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	876,174

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	605,856

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,179,080

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,611,431

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 16.020%, 6/01/30 – Insured (IF) (5)	6/19 at 100.00	AAA	1,371,526

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,674,081
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,168,857

11,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/32	12/28 at 100.00	A–	12,733,839

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,866,864

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured (Pre-refunded 12/01/19)	12/19 at 100.00	A3 (4)	1,028,290

1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	1,949,042

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,047,720

6,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	6,512,583
56,200	Total New Jersey			62,269,322

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.2%

$3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	$3,094,110

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	3,101,928
6,070	Total New Mexico			6,196,038

	New York – 11.3%

11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	12,418,392

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	1,139,479
7,745	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	8,045,583

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB–	544,430
250	5.000%, 6/01/35	6/24 at 103.00	BBB–	271,542

1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,643,674

2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A–	2,859,550

4,450	Dormitory Authority of the State of New York, New York State University Facilities Revenue Bonds, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	Aa3	5,233,689

8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	9,020,995

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	5,202,651

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	114,029
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	339,825

	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	605,120
175	5.000%, 7/01/32	7/27 at 100.00	A+	207,070

14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AA+	16,692,760

	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AA+	9,605,840
10,000	5.000%, 3/15/37	3/28 at 100.00	AA+	11,959,900

1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,395,344

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
$245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	$264,451
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	166,202

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,010,920

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured (Pre-refunded 5/01/21)	5/21 at 100.00	AA (4)	1,072,490
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A– (4)	2,123,530

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA–	1,663,018
1,000	5.000%, 7/01/36	7/27 at 100.00	AA–	1,181,090
1,000	5.000%, 7/01/37	7/27 at 100.00	AA–	1,176,180

7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A–	7,976,069

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A–	263,623
300	5.000%, 7/01/24	No Opt. Call	A–	343,671
210	5.000%, 7/01/26	7/24 at 100.00	A–	239,509

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (7)	5/19 at 11.00	N/R	1,965,000
1,000	5.875%, 10/01/46 (7)	5/19 at 11.00	N/R	655,000

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	5/19 at 100.00	AA	718,368

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	1,156,630

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE:
5,000	5.000%, 6/15/36	6/27 at 100.00	AA+	5,930,450
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,905,650

18,515	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	22,270,583

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.536%, 6/15/39 (IF)	6/19 at 100.00	N/R	1,026,060

5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	5,936,900

3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A, 5.000%, 7/15/33	7/28 at 100.00	AA	3,650,520

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$22,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/35	7/28 at 100.00	AA	$26,545,200

15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,280,622

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	14,278,440
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,564,725

14,965	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/44	3/28 at 100.00	Aa1	17,552,448

	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
7,000	5.000%, 4/01/39	4/28 at 100.00	Aa1	8,296,680
9,775	5.000%, 4/01/43	4/28 at 100.00	Aa1	11,482,301
5,000	5.000%, 4/01/45	4/28 at 100.00	Aa1	5,865,550

	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
3,800	5.000%, 12/01/40	12/28 at 100.00	Aa1	4,526,788
13,695	5.000%, 12/01/44	12/28 at 100.00	Aa1	16,224,329

20,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	22,117,666

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:

24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	28,771,819
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	17,563,350
7,820	5.000%, 6/15/48	6/28 at 100.00	AAA	9,265,840

2,660	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,771,055

2,495	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (AMT)	No Opt. Call	BB	2,577,909

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
4,000	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa3	4,487,840
10,515	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	12,391,507
10,000	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	11,940,700

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (AMT)	7/24 at 100.00	AA	8,398,922
6,060	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	6,562,435
8,280	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	9,034,474

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	842,946

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	$1,232,735

	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
4,000	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	4,640,240
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	5,894,150
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,402,246

1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA–	1,589,650

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,463,644

4,405	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	4,415,264

8,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,642,320

5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,692,596
403,195	Total New York			461,312,178

	North Carolina – 0.3%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 10.877%, 7/01/38 (IF) (5)	7/20 at 100.00	N/R	1,988,741

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	1,118,340

	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	362,309
890	5.000%, 10/01/37	10/24 at 102.00	N/R	946,568

	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB–	2,100,901
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB–	1,091,330
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB–	4,674,497
11,250	Total North Carolina			12,282,686

	North Dakota – 0.3%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	2,851,591

2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,112,612

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,161,488
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,752,509
10,280	Total North Dakota			10,878,200

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 2.4%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$8,960	5.125%, 6/01/24	4/19 at 100.00	B–	$8,553,216
12,920	5.875%, 6/01/30	4/19 at 100.00	B–	12,645,450
4,060	5.750%, 6/01/34	4/19 at 100.00	B–	3,925,777
20,260	5.875%, 6/01/47	4/19 at 100.00	B–	19,808,202

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,169,710
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,128,680

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	3,136,064

525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	5/19 at 100.00	A–	526,586

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	Baa1 (4)	6,477,427

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,599,150

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,616,235

3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	3,182,000

2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	2,150,000

1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38 (AMT), 144A	1/28 at 100.00	N/R	1,110,798

1,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	1,290,000

700	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (7)	No Opt. Call	N/R	602,000

7,625	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (7)	No Opt. Call	N/R	6,557,500

	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
1,025	5.000%, 12/01/22	No Opt. Call	BB–	1,072,201
3,000	5.750%, 12/01/32	12/22 at 100.00	BB–	3,239,370
2,000	6.000%, 12/01/42	12/22 at 100.00	BB–	2,127,000

700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	727,790

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,940	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	5/19 at 101.00	Aa1	$2,969,870

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba2	2,130,620
2,695	5.000%, 12/01/32	12/22 at 100.00	Ba2	2,829,588
97,045	Total Ohio			95,575,234

	Oklahoma – 0.6%

1,470	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A+	1,675,050

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
4,385	5.500%, 8/15/52	8/28 at 100.00	Baa3	5,056,124
3,250	5.500%, 8/15/57	8/28 at 100.00	Baa3	3,724,793

2,500	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/52	8/27 at 100.00	BB	2,319,825

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	BB–	9,983,638
20,695	Total Oklahoma			22,759,430

	Oregon – 0.5%

8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,411,200

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,993,383
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,723,104

840	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R (4)	886,200

360	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (AMT)	1/20 at 100.00	Aaa	364,741

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (AMT)	7/20 at 100.00	AA–	7,416,730
20,310	Total Oregon			21,795,358

	Pennsylvania – 3.6%

315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	BB–	318,484

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	BBB (4)	1,269,652

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
500	5.000%, 5/01/23, 144A	No Opt. Call	Ba3	535,940
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba3	325,404

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
$6,835	5.000%, 5/01/28, 144A	No Opt. Call	N/R	$7,270,595
1,580	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	1,667,595

3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	3,225,000

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
5,800	4.375%, 1/01/35(Mandatory Put 7/01/22) (7)	No Opt. Call	N/R	5,800,000
455	3.500%, 4/01/41(Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	391,300

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	1,720,000

1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,660,334

5,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	A+	6,577,230

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
2,185	5.000%, 9/01/43	9/28 at 100.00	A+	2,488,562
5,445	5.000%, 9/01/48	9/28 at 100.00	A+	6,189,440

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	740,264

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 13.692%, 8/01/24 (IF) (5)	8/20 at 100.00	N/R	1,064,682

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Ba1	2,027,400
1,310	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,429,053

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	1,734,711

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B	1,022,570

4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	A	4,723,110

2,105	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,155,878

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
$10,395	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	$11,454,043
3,750	5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	4,101,150

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	1,261,800

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,272,940

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,627,000

	Philadelphia Authority for Industrial Development, City Service Agreement Revenue Bonds, Series 2018:
2,500	5.000%, 5/01/36	5/28 at 100.00	A	2,894,425
2,250	5.000%, 5/01/37	5/28 at 100.00	A	2,594,812

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB	491,962

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,091,560

4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (AMT)	7/27 at 100.00	A	4,638,200

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	269,116

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,533,843

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	9,788,681

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,490,648

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA– (4)	3,220,680

	The Hospitals and Higher Education Facilities Authority of Philadelphia, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB–	9,909,386
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB–	5,952,096

1,930	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/32	7/27 at 100.00	BBB–	2,142,435
133,465	Total Pennsylvania			147,071,981

	South Carolina – 1.3%

3,330	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	AA+	3,925,171

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$325	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	A	$331,906

10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	10,811,800

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	3,398,880

5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	5,563,950

7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A+	7,538,055

2,385	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A+	2,649,520

2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A+	2,489,620

2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A+	2,249,280

4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A+	4,879,521

	South Carolina State Ports Authority Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A+	5,798,806
3,760	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A+	4,458,571
48,485	Total South Carolina			54,095,080

	South Dakota – 0.1%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,682,625

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,035,280

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	999,844
4,410	Total South Dakota			4,717,749

	Tennessee – 1.5%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured (Pre-refunded 6/01/19)	6/19 at 100.00	AA (4)	3,687,469

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	5/19 at 100.00	BBB+	511,882
1,500	6.125%, 10/01/28	5/19 at 100.00	BBB+	1,505,670

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,054,480

	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,470,100
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,300,559
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,804,238
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,048,470

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$8,500	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A	$9,736,835

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,544,558

1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A (7)	6/27 at 100.00	N/R	1,514,566

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	Aa1	5,857,482

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
215	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	218,659
785	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA+ (4)	798,753

	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009:
635	5.250%, 12/01/39 – AGM Insured (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	650,443
1,365	5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	1,396,545

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,067,880

10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	5/23 at 100.43	A3	11,501,330
58,650	Total Tennessee			62,669,919

	Texas – 7.2%

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB–	134,886
740	5.000%, 12/01/51	12/26 at 100.00	BBB–	795,981

10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,792,900

	Bexar County Hospital District, Texas, Certificates of Obligation, Refunding Limited Tax Series 2019:
1,195	5.000%, 2/15/34	2/28 at 100.00	Aa1	1,433,271
5,555	5.000%, 2/15/37	2/28 at 100.00	Aa1	6,564,066
1,730	5.000%, 2/15/39	2/28 at 100.00	Aa1	2,032,144

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,351,438

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	A– (4)	1,799,060

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	3,667,546

5,410	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	A–	6,112,867

1,970	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	5/19 at 100.00	B	1,974,019

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB+	$2,926,884

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB+	1,421,837

2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	2,549,075

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,311,876

12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	13,948,126

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,704,365
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,585,650

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	20,978

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (AMT)	11/21 at 100.00	A+	5,329,250

1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,768,951

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	1,078,934

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa2	9,056,832

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	3,134,220

1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (AMT)	7/21 at 100.00	A+	1,357,719

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (AMT)	No Opt. Call	BB	1,546,080

1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB	1,915,006

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB	276,293

8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,385,444

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A	2,105,379

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A	375,083

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
$1,360	5.000%, 8/15/30	8/25 at 100.00	A	$1,529,728
1,280	5.000%, 8/15/35	8/25 at 100.00	A	1,411,187

6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (AMT)	11/22 at 100.00	A3	7,323,523

1,800	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A+	2,094,012

3,020	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	3,141,223

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (7)	1/26 at 102.00	N/R	4,131,000

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	BBB–	694,380
805	5.000%, 11/01/51	11/23 at 103.00	BBB–	837,925

570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	579,770

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	BB+	1,164,911
1,550	5.000%, 11/15/46	11/24 at 102.00	BB+	1,623,888

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	801,440

8,455	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	BBB+	8,516,130

30	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series, 5.000%, 4/01/31	4/26 at 100.00	BB	30,765

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:

360	5.000%, 4/01/36	4/26 at 100.00	BB	363,384
65	5.000%, 4/01/48	4/26 at 100.00	BB	63,796

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,930,412

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project,:

$1,275	5.000%, 4/01/31	4/26 at 100.00	BBB–	$1,330,781
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB–	1,323,682

2,445	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M University – San Antonio Project,, 5.000%, 4/01/48	4/26 at 100.00	BBB–	2,460,770

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, LLC – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,329,975

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,088,080

10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	B3	9,265,900

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	13,908,557

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	2,184,940

560	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	5/19 at 100.00	A+	561,736

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	4,957,678

4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (AMT)	10/28 at 100.00	AAA	5,308,193

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,828,968

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba2	695,296
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba2	1,879,528
385	5.125%, 2/01/39	2/24 at 100.00	Ba2	399,145

645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	774,058

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	9,189,109

5,950	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	AA–	6,871,595

3,435	Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds, Texas, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	4,033,446

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
$70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	$73,721
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	916,249

3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,398,310

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	4,019,421

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	875,302

10,115	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	11,066,215

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	8,469,460

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,274,630

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 13.617%, 8/01/34 (IF)	8/19 at 100.00	AAA	1,826,300

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A–	8,133,840
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	3,287,970

10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	10,908,900

	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010:
600	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	649,770
80	7.000%, 11/01/30	11/20 at 100.00	BBB+	83,574

500	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (4)	507,530

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,249,452

1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,378,855
283,930	Total Texas			294,204,570

	Utah – 1.3%

20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	22,818,800

8,180	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	9,440,620

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	$8,023,750

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
475	5.600%, 7/15/22	No Opt. Call	BBB–	494,950
850	6.300%, 7/15/32	7/22 at 100.00	BBB–	912,016

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,012,780

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,298,550

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,155,237

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
1,950	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	2,179,905
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	4,008,189
45,360	Total Utah			51,344,797

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,953,938
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,078,690
2,815	Total Vermont			3,032,628

	Virginia – 1.9%

10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	10,482,500

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,479,864

2,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	AA–	2,155,480

1,020	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	1,086,229

10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	4/19 at 100.00	B–	9,970,206

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,044,050

	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	3,736,770
15,715	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	17,236,369
2,110	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	2,307,960
9,750	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	10,635,787

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	5,808,605

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$3,515	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	$3,764,565
6,515	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	7,000,433
74,340	Total Virginia			77,708,818

	Washington – 2.7%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA– (4)	6,619,511

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 15.382%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	984,998

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,535,138

400	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	491,752

5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	AA–	6,361,085

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,336,900
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,196,012
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,481,920
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,231,384

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A+	2,102,300

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,748,337

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,021,559
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,651,350

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	AA–	1,814,800

	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Ba1	6,450,180
5,930	5.000%, 12/01/46	12/26 at 100.00	Ba1	6,348,955

4,320	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/43	7/28 at 100.00	A1	4,952,016

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,168,155
845	6.250%, 7/01/24	7/19 at 100.00	Baa1	853,281
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,026,200

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,055,860

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
$1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	$1,198,255
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	2,068,620
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,923,640

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,210,594

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,403,320

	Washington State, General Obligation Bonds, Various Purpose Series 2015B:
8,520	5.000%, 2/01/36	2/25 at 100.00	AA+	9,748,584
20,415	5.000%, 2/01/38	2/25 at 100.00	AA+	23,185,315
101,240	Total Washington			111,170,021

	West Virginia – 0.5%

15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	17,521,045

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	1,033,648

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28 (7)	4/19 at 100.00	N/R	753,160

1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,623,991
19,105	Total West Virginia			20,931,844

	Wisconsin – 3.3%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31, 144A	5/19 at 102.00	BBB+	5,115,150

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,271,612

2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	1,952,969

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A:
195	5.500%, 10/01/22	No Opt. Call	Baa3	204,346
375	6.000%, 10/01/32	10/22 at 100.00	Baa3	402,923

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	Baa3	1,121,710
500	5.125%, 10/01/45	10/22 at 100.00	Baa3	516,045

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$11	0.000%, 1/01/47, 144A	No Opt. Call	N/R	$343
10	0.000%, 1/01/48, 144A	No Opt. Call	N/R	298
9	0.000%, 1/01/49, 144A	No Opt. Call	N/R	291
9	0.000%, 1/01/50, 144A	No Opt. Call	N/R	280
9	0.000%, 1/01/51, 144A	No Opt. Call	N/R	273
12	0.000%, 1/01/52, 144A	No Opt. Call	N/R	353
11	0.000%, 1/01/53, 144A	No Opt. Call	N/R	346
11	0.000%, 1/01/54, 144A	No Opt. Call	N/R	333
11	0.000%, 1/01/55, 144A	No Opt. Call	N/R	324
11	0.000%, 1/01/56, 144A	No Opt. Call	N/R	315
518	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	494,408
12	0.000%, 1/01/57, 144A	No Opt. Call	N/R	347
11	0.000%, 1/01/58, 144A	No Opt. Call	N/R	336
11	0.000%, 1/01/59, 144A	No Opt. Call	N/R	326
11	0.000%, 1/01/60, 144A	No Opt. Call	N/R	317
11	0.000%, 1/01/61, 144A	No Opt. Call	N/R	311
10	0.000%, 1/01/62, 144A	No Opt. Call	N/R	301
10	0.000%, 1/01/63, 144A	No Opt. Call	N/R	293
10	0.000%, 1/01/64, 144A	No Opt. Call	N/R	285
10	0.000%, 1/01/65, 144A	No Opt. Call	N/R	279
11	0.000%, 1/01/66, 144A	No Opt. Call	N/R	300
128	0.000%, 1/01/67, 144A	No Opt. Call	N/R	3,591

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
27	0.000%, 1/01/46, 144A	No Opt. Call	N/R	851
27	0.000%, 1/01/47, 144A	No Opt. Call	N/R	833
26	0.000%, 1/01/48, 144A	No Opt. Call	N/R	821
26	0.000%, 1/01/49, 144A	No Opt. Call	N/R	809
26	0.000%, 1/01/50, 144A	No Opt. Call	N/R	792
28	0.000%, 1/01/51, 144A	No Opt. Call	N/R	862
736	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	679,012
28	0.000%, 1/01/52, 144A	No Opt. Call	N/R	851
28	0.000%, 1/01/53, 144A	No Opt. Call	N/R	834
27	0.000%, 1/01/54, 144A	No Opt. Call	N/R	824
27	0.000%, 1/01/55, 144A	No Opt. Call	N/R	807
27	0.000%, 1/01/56, 144A	No Opt. Call	N/R	792
27	0.000%, 1/01/57, 144A	No Opt. Call	N/R	782
26	0.000%, 1/01/58, 144A	No Opt. Call	N/R	766
26	0.000%, 1/01/59, 144A	No Opt. Call	N/R	757
26	0.000%, 1/01/60, 144A	No Opt. Call	N/R	747
25	0.000%, 1/01/61, 144A	No Opt. Call	N/R	733
25	0.000%, 1/01/62, 144A	No Opt. Call	N/R	723
25	0.000%, 1/01/63, 144A	No Opt. Call	N/R	709
25	0.000%, 1/01/64, 144A	No Opt. Call	N/R	700
24	0.000%, 1/01/65, 144A	No Opt. Call	N/R	692
24	0.000%, 1/01/66, 144A	No Opt. Call	N/R	678
314	0.000%, 1/01/67, 144A	No Opt. Call	N/R	8,786

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	1,635,180
5,000	6.250%, 12/01/42	12/22 at 100.00	N/R	5,066,250

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	$2,114,794

3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	3,896,100

10,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	11,645,600

2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,767,410

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	BB+	1,730,185

	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017:
1,320	5.000%, 9/30/37 (AMT)	9/27 at 100.00	BBB	1,489,079
1,140	5.000%, 9/30/49 (AMT)	9/27 at 100.00	BBB	1,263,268

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB–	5,188,400

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	2,839,935

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24 (Pre-refunded 4/15/20)	4/20 at 100.00	AA (4)	1,509,955

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	1,289,214

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	2,072,020

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
35	4.500%, 2/15/40	2/22 at 100.00	A–	36,139
1,000	5.000%, 2/15/40	2/22 at 100.00	A–	1,044,440

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A–	5,489,000

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,305,000

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	7,772,660

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	478,396

2,980	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	A	3,273,649

2,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 4.350%, 7/01/36	7/21 at 100.00	A	2,126,775

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	3,700,815

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
$5,000	5.000%, 12/01/34	12/22 at 102.00		N/R	$5,240,550
4,435	5.000%, 12/01/44	12/22 at 102.00		N/R	4,627,834
4,225	5.250%, 12/01/49	12/22 at 102.00		N/R	4,450,953

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00		AA–	14,882,139

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014:
1,880	5.250%, 10/01/39	10/22 at 12.00		N/R	1,999,530
1,000	5.375%, 10/01/44	10/22 at 12.00		N/R	1,067,640
3,500	5.500%, 10/01/49	10/22 at 12.00		N/R	3,750,915
128,397	Total Wisconsin				135,546,991

	Wyoming – 0.4%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00		A	2,022,360

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00		A3 (4)	4,912,020

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00		A–	857,824
2,500	6.000%, 12/01/36	12/21 at 100.00		A–	2,704,325

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00		BBB	3,916,048
13,450	Total Wyoming				14,412,577
$3,798,691	Total Municipal Bonds (cost $3,847,234,180)				4,080,462,815

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$130	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$86,494

37	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	18,323
167	Total Transportation				104,817

	Industrials – 0.0%

729	EWM P1 LLC (cash 15.000%, PIK 1.250%) (7), (9)	15.000%	9/01/28	N/R	548,642

50	EWM P1 LLC (7), (9)	15.000%	9/01/28	N/R	36,166
779	Total Industrials				584,808
$946	Total Corporate Bonds (cost $785,848)				689,625
	Total Long-Term Investments (cost $3,848,020,028)				4,081,152,440
	Borrowings – (0.6)% (10)				(23,800,000)
	Floating Rate Obligations – (1.6)%				(65,870,000)
	Other Assets Less Liabilities – 2.0% (11)				81,452,555
	Net Assets – 100%				$4,072,934,995

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-year Note	Short	(270)	6/19	$(33,093,124)	$(33,539,063)	$(445,938)	$75,938

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(8)

The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Borrowings as a percentage of Total Investments is 0.6%

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.9%

	MUNICIPAL BONDS – 95.9%

	Alabama – 2.3%

$7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (AMT)	10/27 at 100.00	AA	$8,850,419

6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A3	7,101,091

22,395	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	23,315,659

38,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	40,817,700

28,940	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23)	No Opt. Call	A–	29,734,692

2,440	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,523,765

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,283,923
3,555	5.000%, 3/01/24	No Opt. Call	BBB	3,977,263
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,540,927
1,725	5.000%, 3/01/26	No Opt. Call	BBB	1,985,113

12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A3	13,135,240

16,005	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	17,218,019

1,000	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,027,420
145,465	Total Alabama			154,511,231

	Alaska – 0.4%

10,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018B-II, 3.550%, 12/01/35	6/27 at 100.00	AA+	10,248,400

5,275	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	12/19 at 100.00	N/R	5,313,930

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,097,170

6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/19 at 100.00	B3	6,024,879

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alaska (continued)

$5,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	$5,341,498
29,365	Total Alaska			30,025,877

	Arizona – 2.5%

2,485	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	2,614,468

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,235	5.000%, 2/01/20	No Opt. Call	A1	1,267,715
6,475	5.000%, 2/01/27	2/22 at 100.00	A1	7,025,181

3,280	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A	7/19 at 101.00	N/R	3,267,274

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,109,470
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,509,123
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,026,553

	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,570	5.000%, 10/01/26 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	6,631,642
5,570	5.000%, 10/01/27 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	6,733,016

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+	5,209,419
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	5,231,598
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+ (4)	6,285,886
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+ (4)	7,690,725

21,410	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	21,749,134

2,440	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	2,483,456

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	6,059,580

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A	2,179,260

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,404,322

1,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 4.125%, 9/01/38	9/28 at 100.00	A2	1,071,480

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	423,500
500	5.000%, 6/01/23	No Opt. Call	A+	563,880

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	2,132,812
10,400	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	10,846,576

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$4,850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	$4,800,481

3,480	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	3,444,434

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	2,773,066

1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	1,043,620

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	2,784,650

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	741,163

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 10.731%, 12/01/24 (IF) (5)	12/21 at 100.00	AA	4,962,299

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
2,720	5.000%, 12/01/32	No Opt. Call	A3	3,355,909
350	5.000%, 12/01/37	No Opt. Call	A3	438,106

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28	7/19 at 100.00	Aa2 (4)	1,362,812
162,865	Total Arizona			173,222,610

	Arkansas – 0.5%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,122,920

	Bentonville School District 006, Benton County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2018B:
5,255	3.000%, 6/01/29	6/26 at 100.00	Aa2	5,429,624
4,170	3.500%, 6/01/38	6/26 at 100.00	Aa2	4,257,945

560	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.500%, 11/01/19 – AGM Insured	5/19 at 100.00	AA	561,344

4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,575,276

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	550,255
800	5.000%, 7/01/23	No Opt. Call	A+	903,008
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,853,883
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,700,369
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,210,467
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,138,940
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,179,491

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arkansas (continued)

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
$2,125	5.000%, 12/01/25	12/24 at 100.00	A+		$2,469,441
1,780	5.000%, 12/01/27	12/24 at 100.00	A+		2,049,955

560	Rogers, Arkansas, Sales and Use Tax Bonds, Improvement Series 2018B, 3.875%, 11/01/39	11/26 at 100.00	AA–		584,802

1,000	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Refunding Series 2014, 5.000%, 3/01/21	No Opt. Call	Aa2		1,065,190
32,905	Total Arkansas				35,652,910

	California – 5.9%

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+		1,609,509

7,435	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 3.000%, 3/01/39	3/26 at 100.00	A+		6,723,619

515	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	5/19 at 100.00	A+		516,385

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+		1,389,180
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+		2,126,971

	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,835	3.250%, 12/31/32 – AGM Insured (AMT)	6/28 at 100.00	AA		5,882,614
4,000	5.000%, 12/31/33 (AMT)	6/28 at 100.00	BBB+		4,671,360
5,000	5.000%, 12/31/34 (AMT)	6/28 at 100.00	BBB+		5,819,850

15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2017A, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A–		15,018,300

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A–		3,695,557

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A–		17,679,949

12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A–		12,640,557

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3		1,447,866

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	A+	(4)	5,097,050

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,115	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+	(4)	2,134,098
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+	(4)	3,866,921
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+	(4)	2,216,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,425	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	$2,726,209

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	1,884,891
2,700	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	2,962,953

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
2,530	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	2,861,000
2,000	5.250%, 12/01/38, 144A	6/28 at 100.00	BB	2,276,080

915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A–	1,055,087

575	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22	5/19 at 100.00	CC	559,717

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA– (4)	4,817,264
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA– (4)	2,221,660

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB	2,859,615
2,860	5.000%, 1/01/23	No Opt. Call	BBB	3,045,614
1,635	5.000%, 1/01/24	1/23 at 100.00	BBB	1,742,583
1,325	5.000%, 1/01/25	1/23 at 100.00	BBB	1,413,046

5,600	Freddie Mac Multifamily ML Certificates, 3.400%, 1/25/36	No Opt. Call	AA+	5,804,568

33,905	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BBB	34,005,359

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,089,179

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,094,520
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,103,031
465	5.000%, 9/01/34	9/24 at 100.00	N/R	503,646

5,030	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	5/19 at 100.00	AA	5,041,217

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,673,619

16,625	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2018, 4.000%, 6/28/19	No Opt. Call	N/R	16,725,249

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D:
13,425	5.000%, 5/15/25 (AMT)	No Opt. Call	AA–	15,855,730
9,085	5.000%, 5/15/27 (AMT)	No Opt. Call	AA–	11,118,768

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
$1,045	5.000%, 7/01/25	1/24 at 100.00	AA	$1,215,387
5,000	5.000%, 7/01/43	1/24 at 100.00	AA	5,572,150

5,555	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2016A, 4.000%, 7/01/34	7/25 at 100.00	AAA	6,018,009

10,000	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2018, 4.000%, 6/27/19	No Opt. Call	N/R	10,059,100

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,075	5.000%, 9/01/24	No Opt. Call	A+	1,258,470
1,250	5.000%, 9/01/25	9/24 at 100.00	A+	1,461,225
1,000	5.000%, 9/01/26	9/24 at 100.00	A+	1,162,800

400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	469,148

5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (6)	2/28 at 100.00	Aa1	5,275,923

12,580	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,738,712

10,290	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,878,758

545	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB–	563,089

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (6)	8/30 at 100.00	A2	9,951,600

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,735,594
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,959,977
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,725,683

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,772,450

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	3,292,711

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,532,380

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,241,294
2,000	0.000%, 10/01/36	No Opt. Call	A	1,077,900

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A+	5,196,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
$5,000	5.000%, 1/15/29	1/25 at 100.00	A–	$5,693,500
26,000	5.000%, 1/15/34	1/25 at 100.00	A–	29,039,140

2,350	San Jose Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Subordinate Series 2017B, 5.000%, 8/01/19	No Opt. Call	AA–	2,378,364

	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
2,255	6.250%, 7/01/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	2,603,195
3,690	6.250%, 7/01/24	No Opt. Call	Baa2	4,212,910

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Refunding Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,576,490
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,699,669
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	2,837,305

	South Bayside Waste Management Authority, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A+	2,537,225
1,200	6.250%, 9/01/29	9/19 at 100.00	A+	1,223,052

	Tulare Local Health Care District, Tulare County, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Ba3	1,194,821
1,410	6.125%, 8/01/23	8/19 at 100.00	Ba3	1,428,358
1,585	6.250%, 8/01/24	8/19 at 100.00	Ba3	1,606,080
1,265	6.375%, 8/01/25	8/19 at 100.00	Ba3	1,282,166
500	6.500%, 8/01/26	8/19 at 100.00	Ba3	506,850

	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA–	5,692,010
3,635	5.000%, 5/15/33	5/28 at 100.00	AA–	4,473,558

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,861,774

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (6)	8/26 at 100.00	AA	3,498,720

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,749,394
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,633,264
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,491,644
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,487,177
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,414,159

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA–	3,170,775
385,525	Total California			405,427,261

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 2.7%

	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A:
$1,860	5.500%, 12/01/29	12/28 at 100.00	Aa1	$2,427,839
1,250	5.500%, 12/01/30	12/28 at 100.00	Aa1	1,620,000
1,650	5.500%, 12/01/32	12/28 at 100.00	Aa1	2,119,441
1,250	5.500%, 12/01/33	12/28 at 100.00	Aa1	1,599,663

9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	10,033,144

10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (AMT)	12/27 at 100.00	A–	10,273,800

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,910	5.000%, 10/01/25	No Opt. Call	Baa2	2,180,781
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,631,412

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc, Series 2003B, 6.000%, 5/15/26 – AGM Insured (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	1,005,340

18,200	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	17,178,252

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
16,830	5.000%, 9/01/26	5/19 at 100.00	BBB+	17,016,813
95	4.500%, 9/01/38	5/19 at 100.00	BBB+	95,142

4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29	11/22 at 100.00	BBB+	4,432,187

350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB	385,774

605	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	625,873

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,793,400

2,500	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2019E, 3.600%, 11/01/39 (WI/DD, Settling 4/18/19)	5/28 at 100.00	AAA	2,549,975

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BB+	1,537,080

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA–	12,095,380

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
15,000	5.000%, 12/01/24 (AMT)	No Opt. Call	A+	17,405,250
25,610	5.000%, 12/01/27 (AMT)	No Opt. Call	A+	31,238,822

10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	BB	11,452,004

	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,950	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,996,800
820	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	834,424

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	$3,995,100

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,525	5.000%, 12/15/20	No Opt. Call	Aa2	1,613,847
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,416,631
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,668,847

3,670	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,658,146

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19, 144A	No Opt. Call	N/R	1,357,054
500	5.000%, 12/01/20, 144A	No Opt. Call	N/R	519,730

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,119,520

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	1,002,105

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,273,570
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,098,858

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGC Insured	12/25 at 100.00	AA	1,004,390
177,125	Total Colorado			184,256,394

	Connecticut – 1.1%

4,355	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2017R, 3.250%, 7/01/35	7/27 at 100.00	A–	4,310,579

5,085	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B, 5.000%, 7/01/29 (Mandatory Put 7/01/20)	No Opt. Call	AAA	5,296,892

22,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	22,225,060

15,370	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	15,544,142

1,040	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 4.000%, 11/15/38	11/27 at 100.00	AAA	1,091,345

775	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	849,237

	Connecticut State, General Obligation Bonds, Refunding Series 2018C:
11,025	3.000%, 6/15/19	No Opt. Call	A1	11,055,208
1,360	5.000%, 6/15/22	No Opt. Call	A1	1,491,798

925	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/20	No Opt. Call	A1	969,021

2,570	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	A1	2,831,318

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,345	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23 (WI/DD, Settling 4/11/19)	No Opt. Call	A	$1,502,526

	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
720	5.000%, 10/01/20	No Opt. Call	A+	755,417
1,785	5.000%, 10/01/22	No Opt. Call	A+	1,976,870
1,790	5.000%, 10/01/23	No Opt. Call	A+	2,032,724

750	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (AMT)	5/19 at 100.00	A–	761,257

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
400	5.000%, 12/15/24	12/22 at 100.00	AA–	444,608
495	5.000%, 12/15/26	12/22 at 100.00	AA–	549,450
71,790	Total Connecticut			73,687,452

	Delaware – 0.1%

1,000	Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical Center Project, Series 2017A, 4.000%, 7/01/35	7/27 at 100.00	AA	1,076,220

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22	No Opt. Call	BBB+	1,150,468
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB+	4,371,329
6,095	Total Delaware			6,598,017

	District of Columbia – 1.0%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	4,010,562

5,775	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A–	6,402,569

159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/19 at 18.84	N/R	25,086,809

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	430,236
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	1,756,795
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	845,105

	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
5,465	5.000%, 10/01/26 (AMT)	No Opt. Call	AA–	6,567,782
9,020	5.000%, 10/01/27 (AMT)	No Opt. Call	AA–	10,983,203
4,150	5.000%, 10/01/28 (AMT)	No Opt. Call	AA–	5,112,510
4,150	5.000%, 10/01/29 (AMT)	10/28 at 100.00	AA–	5,076,363

	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018:
1,250	5.000%, 7/01/25	No Opt. Call	AA–	1,490,875
1,000	5.000%, 7/01/26	No Opt. Call	AA–	1,217,030
1,300	5.000%, 7/01/27	No Opt. Call	AA–	1,610,037
198,515	Total District of Columbia			70,589,876

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 4.3%

$12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	$15,233,092

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (AMT)	10/25 at 100.00	A+	11,360,200
15,135	5.000%, 10/01/35 (AMT)	10/25 at 100.00	A+	17,145,382

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
960	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	960,758
1,450	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,465,573
1,385	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,418,669
965	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	988,218
725	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	753,717

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,282,928
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,510,844

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	17,835,918
14,640	5.000%, 6/01/25	12/24 at 100.00	AA	17,115,771

275	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/19	No Opt. Call	AA	276,502

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
370	5.000%, 6/01/19	No Opt. Call	AA	372,020
4,545	5.000%, 6/01/20	No Opt. Call	AA	4,720,255
1,600	5.000%, 6/01/21	No Opt. Call	AA	1,714,336

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
2,200	4.750%, 11/01/23	No Opt. Call	BBB–	2,290,112
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,037,035

1,890	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A, 5.750%, 9/01/29 – AGM Insured (AMT)	5/19 at 100.00	Aaa	1,906,538

1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A–	1,128,130

370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	377,826

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,426,272

2,710	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	2,842,546

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A–	1,417,475
1,750	5.000%, 4/01/33	4/26 at 100.00	A–	1,979,023
5,965	5.000%, 4/01/34	4/26 at 100.00	A–	6,726,074
4,290	5.000%, 4/01/35	4/26 at 100.00	A–	4,813,637

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,785	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	$4,881,896

6,000	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 4.050%, 7/01/38	1/28 at 100.00	Aaa	6,329,280

1,140	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	A+	1,359,974

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	5/19 at 100.00	AA+	1,504,005

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,350,858

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,154,118

5,050	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2017B, 5.000%, 10/01/27	No Opt. Call	AA	6,066,666

7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (AMT)	8/21 at 100.00	AA	7,503,826

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,727,500

5,760	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A–	6,557,184

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,455	5.000%, 7/01/24	No Opt. Call	A+	2,845,492
1,265	5.000%, 7/01/27	7/24 at 100.00	A+	1,451,853

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (AMT)	No Opt. Call	A	968,531
5,175	5.000%, 10/01/22 (AMT)	No Opt. Call	A	5,718,323

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/24	10/20 at 100.00	A	3,153,720
6,305	5.000%, 10/01/41	10/20 at 100.00	A	6,578,259

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA	2,043,967
5,015	5.250%, 4/01/30	4/20 at 100.00	AA	5,193,835

26,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 3.125%, 10/01/39	10/27 at 100.00	AA–	25,681,151

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured (Pre-refunded 10/01/20)	10/20 at 100.00	AA (4)	5,257,350

	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,707,240
2,000	5.000%, 11/01/34 – AGM Insured	11/27 at 100.00	AA	2,331,520

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	A–	2,803,558

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	$4,695,683

	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
175	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	189,599
9,825	5.000%, 10/01/25	10/21 at 100.00	AA+	10,623,871

3,860	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2016, 2.750%, 5/01/31	5/26 at 100.00	AA	3,803,837

4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,606,471

	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
615	5.000%, 9/01/22	No Opt. Call	A+	679,821
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	2,874,040
1,270	3.125%, 9/01/24	9/22 at 100.00	A+	1,319,136
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,420,561
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,648,170
1,980	5.000%, 9/01/28	9/22 at 100.00	A+	2,175,584
6,135	4.000%, 9/01/33	9/22 at 100.00	A+	6,403,774
270,320	Total Florida			295,709,504

	Georgia – 1.5%

5,010	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.875%, 1/01/24	1/21 at 100.00	Aa3	5,398,375

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,095	5.000%, 1/01/23	1/22 at 100.00	AA–	2,298,236
1,500	5.000%, 1/01/28	1/22 at 100.00	AA–	1,635,315

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	AA–	12,732,161
4,280	5.000%, 1/01/29	1/24 at 100.00	AA–	4,893,196
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,700,603

14,810	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018C, 4.000%, 11/01/37	11/27 at 100.00	Aa2	15,940,595

2,215	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A–	2,179,582

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc, Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	3,645,844
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	6,069,129
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	9,813,214

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,325,475

	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
2,455	3.600%, 12/01/33	6/27 at 100.00	AAA	2,562,504
6,510	3.850%, 12/01/38	6/27 at 100.00	AAA	6,737,134

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B:
$2,660	3.800%, 12/01/33	12/27 at 100.00	AAA	$2,806,433
3,710	4.050%, 12/01/38	12/27 at 100.00	AAA	3,913,085

6,350	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,529,197

2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,005,043

955	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project, Refunding Series 2018, 4.000%, 1/01/38 (AMT), 144A	1/28 at 100.00	N/R	969,058
92,295	Total Georgia			100,154,179

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,398,929

	Hawaii – 0.9%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	5,235,280

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	1,076,896

10,785	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A–	10,949,687

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,463,655
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,279,992
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,126,063
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,677,166

15,450	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A–	15,849,383
59,280	Total Hawaii			64,658,122

	Idaho – 0.3%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (AMT)	9/25 at 100.00	A2	582,277

3,100	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	3,181,561

1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB–	1,062,940

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,802,470
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,014,685

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB–	$12,232,615
21,970	Total Idaho			22,876,548

	Illinois – 12.9%

2,215	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,181,952

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,757,000
2,550	0.000%, 1/01/31	7/23 at 68.95	A2	1,515,057
2,750	0.000%, 1/01/32	7/23 at 65.29	A2	1,545,198
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	2,121,120

	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
432	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	430,030
447	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	445,328
964	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	964,386
1,052	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,043,531
973	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	977,583

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	582,332
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	607,719
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	968,387
1,423	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,419,272
1,448	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,451,692

29,585	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	34,325,109

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	A	2,046,335
1,000	5.000%, 4/01/42	4/27 at 100.00	A	1,084,960

1,150	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37	4/28 at 100.00	A	1,264,448

10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B+	13,246,661

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	BB–	3,411,875
12,385	5.000%, 12/01/30	12/27 at 100.00	BB–	13,521,943
5,270	5.000%, 12/01/34	12/27 at 100.00	BB–	5,670,573

2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB–	2,825,628

3,655	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB–	3,905,770

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
9,745	4.000%, 12/01/21	No Opt. Call	BB–	9,982,486
5,795	4.000%, 12/01/22	No Opt. Call	BB–	5,946,192

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
$1,200	5.000%, 12/01/22	No Opt. Call	BB–	$1,272,444
2,885	5.000%, 12/01/23	No Opt. Call	BB–	3,084,555
2,300	5.000%, 12/01/24	No Opt. Call	BB–	2,472,224

19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B+	23,710,972

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,800,221
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,469,667

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (AMT)	1/25 at 100.00	A	6,384,855
4,225	5.000%, 1/01/34 (AMT)	1/25 at 100.00	A	4,720,719

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2018B:
2,500	5.000%, 1/01/36	1/29 at 100.00	A	2,967,325
3,000	5.000%, 1/01/37	1/29 at 100.00	A	3,546,120
4,000	5.000%, 1/01/38	1/29 at 100.00	A	4,711,760

17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	20,108,959

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,825	5.000%, 1/01/23	No Opt. Call	BBB+	7,320,222
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	8,232,244
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,867,128
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,149,830

1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,640,565

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA–	2,723,630
2,780	5.000%, 11/15/21	No Opt. Call	AA–	2,988,778
2,400	5.000%, 11/15/22	No Opt. Call	AA–	2,640,432

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	AA–	5,499,637
2,260	5.000%, 11/15/21	No Opt. Call	AA–	2,429,726

	Effingham and Clay Counties Community Unit School District Number 40, Effingham, Illinois, General Obligation Bonds, School Series 2019A:
1,000	4.000%, 12/01/30 – BAM Insured	12/27 at 100.00	AA	1,082,150
1,000	4.000%, 12/01/34 – BAM Insured	12/27 at 100.00	AA	1,054,230
1,395	4.000%, 12/01/35 – BAM Insured	12/27 at 100.00	AA	1,463,578
1,455	4.000%, 12/01/36 – BAM Insured	12/27 at 100.00	AA	1,517,420

500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	504,190

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
875	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	875,245
925	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	927,498
1,025	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,042,159
1,055	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,070,952

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	$1,191,813

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	AA	3,199,620

6,400	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children’s Hospital of Chicago, Refunding Series 2017, 4.000%, 8/15/39	8/27 at 100.00	AA	6,728,000

2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA–	2,315,300

	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	2,484,600
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	10,357,600
33,995	4.000%, 2/15/41	2/27 at 100.00	AA+	35,512,877

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	15,078,133

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	AA+	550,734
1,205	5.000%, 9/01/27	9/24 at 100.00	AA+	1,392,426
775	5.000%, 9/01/29	9/24 at 100.00	AA+	890,816
2,450	5.000%, 9/01/34	9/24 at 100.00	AA+	2,766,540
2,815	4.625%, 9/01/39	9/24 at 100.00	AA+	3,034,992
7,015	5.000%, 9/01/42	9/24 at 100.00	AA+	7,778,513

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa2	1,508,470
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa2	1,211,694
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa2	1,267,931

	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2019:
2,500	5.000%, 4/01/31	4/29 at 100.00	AA–	3,003,550
1,300	5.000%, 4/01/32	4/29 at 100.00	AA–	1,551,316
4,500	5.000%, 4/01/34	4/29 at 100.00	AA–	5,307,660
7,610	5.000%, 4/01/36	4/29 at 100.00	AA–	8,875,239

5,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,939,440

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,701,279
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,598,235
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,660,150

4,265	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A2 (4)	4,292,296

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,165,620
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,188,391
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,306,020

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, RefundingSeries 2009, 5.750%, 4/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	BB (4)	4,082,880

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,950	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	No Opt. Call	N/R	$2,951,445

1,525	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	1,530,948

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,462,238
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,466,350

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,097,350

	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C:
1,150	5.000%, 3/01/32	3/27 at 100.00	A+	1,319,809
2,750	5.000%, 3/01/33	3/27 at 100.00	A+	3,142,150
1,650	5.000%, 3/01/34	3/27 at 100.00	A+	1,878,014
1,800	4.000%, 3/01/35	3/27 at 100.00	A+	1,876,104

2,350	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	2,321,565

	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds, Refunding Series 2018A:
8,500	5.000%, 1/01/25	No Opt. Call	AA–	9,980,445
14,270	5.000%, 1/01/26	No Opt. Call	AA–	17,063,781

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB	4,291,720
3,155	5.000%, 2/01/24	No Opt. Call	BBB	3,420,746
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	4,954,887
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	4,992,853
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,390,660

2,485	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB	2,381,897

12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	13,473,192

	Illinois State, General Obligation Bonds, November Series 2017D:
13,705	5.000%, 11/01/23	No Opt. Call	BBB	14,871,158
3,850	5.000%, 11/01/25	No Opt. Call	BBB	4,246,896
935	3.250%, 11/01/26	No Opt. Call	BBB	908,306
500	5.000%, 11/01/26	No Opt. Call	BBB	552,180
5,225	5.000%, 11/01/27	No Opt. Call	BBB	5,799,489
5,030	5.000%, 11/01/28	11/27 at 100.00	BBB	5,554,176

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB	8,014,120
6,175	5.000%, 8/01/21	No Opt. Call	BBB	6,520,923
15,265	5.000%, 8/01/22	No Opt. Call	BBB	16,385,451
2,795	5.000%, 8/01/23	No Opt. Call	BBB	3,021,786
285	5.000%, 8/01/25	8/22 at 100.00	BBB	300,558

	Illinois State, General Obligation Bonds, Series 2012A:
7,840	4.000%, 1/01/20	No Opt. Call	BBB	7,944,429
12,210	4.000%, 1/01/22	No Opt. Call	BBB	12,644,188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Series 2013:
$4,220	5.500%, 7/01/25	7/23 at 100.00	BBB		$4,584,566
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB		2,984,692
2,085	5.500%, 7/01/27	7/23 at 100.00	BBB		2,249,319

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,765	5.000%, 12/01/21	No Opt. Call	AA–		1,919,102
3,345	5.000%, 12/01/22	No Opt. Call	AA–		3,740,814
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–		4,515,862

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A:
6,795	5.000%, 12/01/31	1/26 at 100.00	AA–		7,868,746
7,895	5.000%, 12/01/32	1/26 at 100.00	AA–		9,116,751

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–		12,267,530
6,115	5.000%, 1/01/37	1/24 at 100.00	AA–		6,813,211

11,570	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–		13,307,235

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–		12,045,884

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA	(4)	2,336,381
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	Aa2		7,854,651
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA	(4)	359,733
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2		1,210,882
1,210	9.000%, 1/01/25 – AGM Insured (ETM)	No Opt. Call	AA	(4)	1,679,577
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	Aa2		5,420,770

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding School Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	AA		5,683,000
3,465	5.000%, 2/01/35	2/26 at 100.00	AA		3,928,305

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA		1,734,584
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA		1,353,299
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA		1,901,192
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA		1,991,357
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA		2,087,885

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA		2,069,844

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28	12/25 at 100.00	AA		2,756,689
2,500	5.000%, 12/01/29	12/25 at 100.00	AA		2,830,800

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	$1,721,715

	McCook, Cook County, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	5/19 at 100.00	A–	500,855
1,000	5.100%, 12/01/28	5/19 at 100.00	A–	1,001,790

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
4,825	5.000%, 12/15/28	6/22 at 100.00	BBB	5,074,115
1,700	0.000%, 12/15/51	No Opt. Call	BBB	383,197

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37	No Opt. Call	BBB	1,074,289
9,045	0.000%, 12/15/42	6/38 at 100.00	BBB	5,393,172
6,000	0.000%, 12/15/47	6/38 at 100.00	BBB	3,566,460

28,425	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	19,377,607

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
479	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	489,107
480	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	491,246
384	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	393,596
671	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	683,467

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	1,945,549

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,646,971

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	323,656
350	5.000%, 10/01/24	10/22 at 100.00	Baa1	385,515

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,785	5.250%, 6/01/21	No Opt. Call	A	8,342,873
12,395	5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (4)	13,424,281

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,900	5.000%, 6/01/25	No Opt. Call	A	4,543,734
5,000	5.000%, 6/01/26	No Opt. Call	A	5,924,050
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,538,260

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,339,644
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,120,555
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,986,785

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
$640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	$649,312
360	4.500%, 10/01/20	10/19 at 100.00	AA–	365,476
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	742,425
370	5.000%, 10/01/22	10/19 at 100.00	AA–	376,279

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,173,110
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,040,509

2,645	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	2,738,739

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,773,210
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,701,231
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,157,687

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,379,961
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,037,241

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	10,566,371
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,729,519
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,738,177
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,884,173

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Ba1	3,728,759

5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,619,150

4,890	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	A–	5,116,896

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,466,622
3,855	0.000%, 2/01/26	No Opt. Call	A+	3,167,075
831,188	Total Illinois			884,661,023

	Indiana – 3.2%

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
435	5.000%, 1/01/20	No Opt. Call	AA	446,227
1,035	5.000%, 7/01/20	No Opt. Call	AA	1,079,443
500	5.000%, 1/01/21	No Opt. Call	AA	529,790

3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,842,160

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
$1,130	3.500%, 10/01/26	10/23 at 100.00	A	$1,169,042
500	5.000%, 10/01/29	10/23 at 100.00	A	551,240

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,703,720

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,779,544

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	793,657
620	5.000%, 10/01/23	No Opt. Call	AA	704,934
625	5.000%, 10/01/24	No Opt. Call	AA	727,013
1,320	5.000%, 10/01/25	10/24 at 100.00	AA	1,541,470
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	1,993,005
10,000	5.000%, 10/01/40	10/24 at 100.00	AA	11,276,700

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA–	8,272,400

1,065	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	1,058,983

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	3,165,387
2,505	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	2,883,380

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	3,039,568

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,712,250

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	8,979,851
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,326,100

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,240	5.000%, 8/15/26	No Opt. Call	AA	14,902,445
6,620	5.000%, 8/15/27	No Opt. Call	AA	8,204,894

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	574,065
720	5.000%, 10/01/28	10/24 at 100.00	A	825,804
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,143,550
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,544,402
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,377,251

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	BBB+	2,985,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
$1,675	5.000%, 4/01/21	No Opt. Call	Ba1	$1,744,730
940	5.000%, 4/01/22	No Opt. Call	Ba1	997,566
2,015	5.000%, 4/01/24	4/22 at 100.00	Ba1	2,132,998

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.500%, 8/01/19	No Opt. Call	N/R	504,445
500	4.750%, 2/01/20	No Opt. Call	N/R	512,220
500	4.750%, 8/01/20	No Opt. Call	N/R	509,275
250	4.750%, 2/01/21	No Opt. Call	N/R	255,840
500	4.750%, 8/01/21	No Opt. Call	N/R	514,995
500	5.000%, 2/01/22	No Opt. Call	N/R	521,255
500	5.000%, 8/01/22	2/22 at 100.00	N/R	520,975
500	5.000%, 8/01/23	2/22 at 100.00	N/R	519,645
500	5.000%, 2/01/24	2/22 at 100.00	N/R	516,505

33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A–	37,222,534

640	Southwind Housing Inc, Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	6/19 at 100.00	N/R (4)	695,552

	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,195,106
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,152,960
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,068,295
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,994,195
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,055,806

25,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A–	27,504,750

20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	22,810,012
194,535	Total Indiana			218,082,934

	Iowa – 1.3%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,015	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,058,807
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,086,320
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	3,270,307
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,089,300
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,128,874
1,000	5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,046,130

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,939,672
1,890	5.000%, 1/01/24 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	2,003,268
1,520	5.000%, 1/01/25 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,611,094
1,000	5.000%, 1/01/26 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,059,930

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	AA–	$10,845,700

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,712,901
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,647,675

5,025	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	5,058,064

1,925	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	2,076,440

4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	5/19 at 105.00	B+	5,013,031

6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	6,803,729

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,318,587

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (4)	2,070,980

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,155	5.375%, 6/01/38	5/19 at 100.00	B+	13,156,184
2,350	5.500%, 6/01/42	5/19 at 100.00	B+	2,350,188
30	5.625%, 6/01/46	5/19 at 100.00	B	30,002

1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/19 at 100.00	BB–	1,948,905
81,790	Total Iowa			86,326,088

	Kansas – 0.7%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	14,818,843

11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	11,122,980

355	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	360,932

	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C:
50	5.500%, 11/15/23 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	51,165
2,150	5.500%, 11/15/23	11/19 at 100.00	AA	2,200,761

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	5/19 at 100.00	Aa3	1,854,422

10,170	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A – IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	11,045,230

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
$1,915	5.000%, 9/01/21	No Opt. Call	A+	$2,064,255
660	5.000%, 9/01/22	No Opt. Call	A+	730,264
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,704,969
44,310	Total Kansas			45,953,821

	Kentucky – 1.4%

3,200	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	Baa3	3,495,904

1,795	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,841,975

10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	10,117

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,420,280

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (AMT)	7/24 at 100.00	A+	1,499,480
3,280	5.000%, 7/01/28 (AMT)	7/24 at 100.00	A+	3,694,822

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
10,130	5.000%, 12/01/35	6/22 at 100.00	N/R (4)	11,201,450
3,800	5.000%, 12/01/35	6/22 at 100.00	BBB+	4,054,714

3,105	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory Put 8/01/19)	8/19 at 100.00	A1	3,107,981

	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Baa3	1,137,670
1,060	5.000%, 8/01/26	No Opt. Call	Baa3	1,209,142
1,110	5.000%, 8/01/27	8/26 at 100.00	Baa3	1,262,048
1,165	5.000%, 8/01/28	8/26 at 100.00	Baa3	1,322,426
1,230	5.000%, 8/01/29	8/26 at 100.00	Baa3	1,391,930
2,935	5.000%, 8/01/37	8/26 at 100.00	Baa3	3,198,622

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
290	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	314,125
965	6.000%, 3/01/22	3/21 at 100.00	Baa2	1,029,954
305	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	331,803
1,015	6.250%, 3/01/23	3/21 at 100.00	Baa2	1,088,831
340	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	369,879
1,115	6.250%, 3/01/24	3/21 at 100.00	Baa2	1,193,931

8,500	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	9,130,275

12,890	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	14,013,235

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$11,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A3	$11,919,490

	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
6,945	3.000%, 10/01/34	4/26 at 100.00	AA	6,950,070
5,000	3.125%, 10/01/37	4/26 at 100.00	AA	5,004,250
90,510	Total Kentucky			97,194,404

	Louisiana – 2.3%

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,084,353
540	5.000%, 2/01/24	No Opt. Call	AA	616,696
800	5.000%, 2/01/25	No Opt. Call	AA	932,832

585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	B	561,600

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured (Pre-refunded 6/01/22)	6/22 at 100.00	AA (4)	525,241

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,490	5.000%, 6/01/25	No Opt. Call	A1	20,698,540
16,740	5.000%, 6/01/26	No Opt. Call	A1	20,190,951

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA–	2,583,422
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,223,521
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,253,840

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	—

20,940	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	21,095,165

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A+	1,098,990

3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,230,993

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	30,230
1,055	5.000%, 5/15/30	5/26 at 100.00	A3	1,219,211
30	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	36,276
3,410	5.000%, 5/15/32	5/26 at 100.00	A3	3,898,585
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	48,368
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,167,569

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
$1,265	5.000%, 5/15/28	5/27 at 100.00	A3	$1,504,351
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,180,540
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,352,886
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	2,035,337
3,210	5.000%, 5/15/42	5/27 at 100.00	A3	3,607,912

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA–	1,156,932
3,120	5.000%, 7/01/29	7/23 at 100.00	AA–	3,480,547
5,000	5.000%, 7/01/31	7/23 at 100.00	AA–	5,551,150
3,835	5.000%, 7/01/32	7/23 at 100.00	AA–	4,250,906

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	A+	1,304,893
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,668,159
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,468,280

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	AA–	4,231,370
3,940	5.000%, 12/01/20	No Opt. Call	AA–	4,147,008
5,400	5.000%, 12/01/21	No Opt. Call	AA–	5,852,304

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA–	1,113,800
870	5.000%, 12/01/23	No Opt. Call	AA–	991,852
1,020	5.000%, 12/01/24	No Opt. Call	AA–	1,190,095
480	5.000%, 12/01/25	No Opt. Call	AA–	570,370
775	5.000%, 12/01/27	12/25 at 100.00	AA–	907,781

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,200	5.000%, 6/01/20	No Opt. Call	A	1,245,132
250	5.000%, 6/01/24	No Opt. Call	A	284,855
500	5.000%, 6/01/25	6/24 at 100.00	A	573,925
500	5.000%, 6/01/26	6/24 at 100.00	A	571,550
600	5.000%, 6/01/27	6/24 at 100.00	A	683,088
380	5.000%, 6/01/28	6/24 at 100.00	A	432,003
570	5.000%, 6/01/29	6/24 at 100.00	A	646,585

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	436,009
775	5.000%, 6/01/32	6/25 at 100.00	A	869,938
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,118,510
1,040	5.000%, 6/01/35	6/25 at 100.00	A	1,154,514

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	A	546,270

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,877,308
141,660	Total Louisiana			157,502,543

	Maine – 0.2%

1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,164,438

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine (continued)

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
$4,220	4.000%, 7/01/41	7/26 at 100.00	BBB	$4,257,178
5,580	4.000%, 7/01/46	7/26 at 100.00	BBB	5,612,308

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BB	1,086,520
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	4,166,624

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
225	4.000%, 7/01/20	No Opt. Call	BBB+	230,812
290	5.000%, 7/01/22	No Opt. Call	BBB+	316,747
16,265	Total Maine			16,834,627

	Maryland – 0.7%

	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,235	3.250%, 1/01/31	1/26 at 100.00	A	1,263,800
3,365	5.000%, 1/01/37	1/26 at 100.00	A	3,808,843

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,160	5.000%, 9/01/26	No Opt. Call	BBB–	1,347,143
1,760	5.000%, 9/01/27	No Opt. Call	BBB–	2,065,712
2,655	5.000%, 9/01/29	9/27 at 100.00	BBB–	3,070,906

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA–	537,860
1,000	5.000%, 7/01/26	1/24 at 100.00	AA–	1,142,360
1,715	5.000%, 7/01/27	1/24 at 100.00	AA–	1,952,184

4,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa2	4,108,160

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	262,178

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,194,670

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
750	5.000%, 7/01/32	7/26 at 100.00	BBB	854,138
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,551,905
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,862,536
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,251,560
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,758,902

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010:
740	5.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	746,801
1,260	5.250%, 7/01/24	7/19 at 100.00	A	1,270,219

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	8,996,402

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$2,155	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	BB	$2,155,065

1,505	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB	1,499,627

1,005	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB	1,008,588
41,350	Total Maryland			45,709,559

	Massachusetts – 1.2%

900	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – NPFG Insured	No Opt. Call	Aa1	969,120

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA	10,463,900

1,570	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,608,261

6,750	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	6,907,410

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BB+	919,201
680	5.000%, 7/01/27	7/24 at 100.00	BB+	747,408
925	5.000%, 7/01/28	7/24 at 100.00	BB+	1,012,755
960	5.000%, 7/01/29	7/24 at 100.00	BB+	1,047,254

4,800	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A	10/22 at 105.00	BB+	4,795,008

2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	5/19 at 100.00	N/R	2,370,545

1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,480,122

	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,255	5.000%, 7/01/33	7/28 at 100.00	A–	2,628,473
1,085	5.000%, 7/01/38	7/28 at 100.00	A–	1,242,889

	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2018L:
1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	1,285,405
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,463,200
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	2,071,475

4,250	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	A–	4,266,065

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,125	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 4.000%, 7/01/37	1/29 at 100.00	BBB+	$4,255,639

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	944,545
1,780	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,835,412
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,759,287

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	509,640
2,595	5.500%, 10/15/26 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,650,196

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A:
1,940	6.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,961,631
1,080	6.000%, 7/01/24	7/19 at 100.00	Baa2	1,091,772

2,485	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2014-171, 3.850%, 12/01/34	6/24 at 100.00	AA+	2,493,151

15,000	Massachusetts State, General Obligation Bonds, Revenue Anticipation Note Series 2018B, 4.000%, 5/23/19	No Opt. Call	N/R	15,054,300

6,540	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	AA+	7,346,186
81,660	Total Massachusetts			85,180,250

	Michigan – 1.5%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB+	2,632,913
2,650	0.000%, 7/01/23	No Opt. Call	BB+	2,171,861
2,880	0.000%, 7/01/24	No Opt. Call	BB+	2,233,958

355	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	A	412,908

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A	5,469,927

14,000	Michigan Finance Authority, State Aid Revenue Notes, Series 2018A-1, 4.000%, 8/20/19	No Opt. Call	N/R	14,125,300

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,608,074

2,450	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	AA	2,501,646

4,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2019A, 3.650%, 12/01/39 (WI/DD, Settling 4/11/19)	6/28 at 100.00	AA+	4,089,000

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,386,700

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,844,569

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	$1,631,568

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,165,388

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,140,180
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,273,320
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,891,391
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,245,736
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,606,250
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,537,406

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	5,063,742
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,102,851
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,050,246

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (AMT)	12/25 at 100.00	A	4,297,050
5,295	5.000%, 12/01/33 (AMT)	12/25 at 100.00	A	6,046,572
5,000	5.000%, 12/01/34 (AMT)	12/25 at 100.00	A	5,693,350
98,765	Total Michigan			104,221,906

	Minnesota – 0.6%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AAA	1,757,743

	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
885	5.000%, 2/15/33	2/28 at 100.00	A–	1,029,175
1,085	5.000%, 2/15/37	2/28 at 100.00	A–	1,244,256
8,085	4.250%, 2/15/43	2/28 at 100.00	A–	8,525,633
55	4.250%, 2/15/48	2/28 at 100.00	A–	57,774

	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,975,055
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,253,380

3,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2015A, 5.000%, 8/01/22	No Opt. Call	AAA	3,336,660

8,790	Minnesota State, General Obligation Bonds, Various Purpose Series 2016A, 5.000%, 8/01/20	No Opt. Call	AAA	9,196,010

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	450,878

1,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	1,258,123

2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA–	2,314,966

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1:
525	5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	536,114
490	5.000%, 11/15/24	11/19 at 100.00	AA–	500,158

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	$6,732,196

295	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	5/19 at 100.00	N/R	295,859
39,730	Total Minnesota			42,463,980

	Mississippi – 0.6%

6,570	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A–	6,623,874

8,190	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A–	8,246,921

13,545	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	13,605,546

8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (4)	10,232,875
37,175	Total Mississippi			38,709,216

	Missouri – 0.5%

1,390	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	1,585,851

1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,155,847

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,009,240

1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,573,615

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB+	224,272

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,469,452

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,330	5.000%, 1/01/25	1/24 at 100.00	A2	1,519,246
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,879,359
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,120,290

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,635,592

17,305	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	17,468,532

1,155	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	1,308,869
34,030	Total Missouri			35,950,165

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Montana – 0.6%

$570	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2017, 4.000%, 7/01/30	7/27 at 100.00	A+	$635,031

1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,770,990

35,095	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	35,229,063

550	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	563,585

2,500	Montana Facility Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,560,750
40,215	Total Montana			40,759,419

	Nebraska – 1.4%

5,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A3	5,544,650

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,156,623

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	10,043,957

665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	713,272

370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA–	414,648

1,000	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,023,560

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	11/21 at 100.00	A–	6,285,403

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	596,257
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,405,463
530	5.000%, 7/01/25	No Opt. Call	BBB	604,470
750	5.000%, 7/01/26	7/25 at 100.00	BBB	851,625
200	5.000%, 7/01/27	7/25 at 100.00	BBB	226,076
835	5.000%, 7/01/28	7/25 at 100.00	BBB	940,101
485	5.000%, 7/01/29	7/25 at 100.00	BBB	544,316
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,115,990
180	5.000%, 7/01/33	7/25 at 100.00	BBB	198,090

13,725	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	14,212,924

3,980	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C, 3.750%, 9/01/38	9/27 at 100.00	AA+	4,096,455

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$18,380	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.600%, 9/01/44 (WI/DD, Settling 4/30/19)	3/28 at 100.00	AA+	$18,419,333

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,619,378
1,510	5.000%, 1/01/24	1/22 at 100.00	A+	1,645,356
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,033,828

645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	722,793

8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,255,200

	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	BBB+	4,146,414
1,355	5.250%, 2/01/29	2/27 at 100.00	BBB+	1,530,974

6,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	6,049,620
88,885	Total Nebraska			94,396,776

	Nevada – 1.6%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (AMT)	No Opt. Call	A+	2,187,760
1,050	5.000%, 7/01/23 (AMT)	1/23 at 100.00	A+	1,170,026
1,905	5.000%, 7/01/24 (AMT)	1/23 at 100.00	A+	2,116,912

8,220	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2018A, 5.000%, 7/01/21	No Opt. Call	A+	8,812,251

21,050	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	21,639,821

5,275	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014, 4.000%, 11/01/33	11/24 at 100.00	AA+	5,640,083

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,735,598
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,216,100

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,662,468
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,071,230
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	13,321,749

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	AA+	2,343,046
1,545	5.000%, 6/01/25	6/22 at 100.00	AA+	1,700,365
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,199,160

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
85	4.000%, 6/01/19	No Opt. Call	N/R	85,158
50	4.000%, 6/01/20	No Opt. Call	N/R	50,704
340	5.000%, 6/01/22	No Opt. Call	N/R	359,523

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$4,695	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	$5,215,394

11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,241,027

12,065	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)	No Opt. Call	A+	12,426,467

3,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Mandatory Put 6/03/19) (AMT)	No Opt. Call	A+	2,997,330

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,509,222
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,059,812
103,555	Total Nevada			109,761,206

	New Hampshire – 0.3%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc Project ,Series 2015A, 4.250%, 1/01/36 (AMT)	1/26 at 100.00	A+	931,417

12,370	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A–	12,679,374

5,725	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Refunding Series 2009, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	5,760,438

1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	A–	2,037,119

845	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A–	861,866
21,675	Total New Hampshire			22,270,214

	New Jersey – 5.5%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,768,025
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,140,910

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB–	9,141,924

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$5,555	5.000%, 6/15/19	No Opt. Call	BBB+	$5,589,330
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,114,864
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	14,871,227
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,683,005
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,197,284
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,799,993
2,990	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,238,170
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,228,997
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,391,850
950	4.250%, 6/15/27	6/22 at 100.00	BBB+	1,000,417
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,964,382

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (AMT)	1/24 at 100.00	BBB	1,503,981
2,215	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	2,457,144

9,120	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	9,150,917

25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	27,834,000

6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	6,498,240

350	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/41	7/26 at 100.00	A–	332,539

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA–	2,241,400

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB–	1,109,990

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,415	3.500%, 12/01/29 (AMT)	12/26 at 100.00	Aaa	4,593,189
11,705	3.750%, 12/01/31 (AMT)	12/26 at 100.00	Aaa	12,191,928
11,975	4.000%, 12/01/32 (AMT)	12/26 at 100.00	Aaa	12,610,034
5,000	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	5,161,000

980	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35	10/27 at 100.00	AA	1,018,828

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
6,145	5.000%, 6/15/24	No Opt. Call	A+	6,955,280
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,572,290
9,395	5.000%, 6/15/30	6/26 at 100.00	A+	10,663,043
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	11,891,845

1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A–	903,096

5,240	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003B, 5.250%, 12/15/19	No Opt. Call	A–	5,366,284

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$10,630	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	$11,845,540

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
4,860	5.500%, 6/15/31	6/21 at 100.00	A–	5,128,564
10,055	5.250%, 6/15/36	6/21 at 100.00	A–	10,502,950
585	5.000%, 6/15/42	6/21 at 100.00	A–	605,276

14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A–	15,147,580

20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A–	20,930,836

685	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	A–	725,114

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A–	2,000,141
1,850	5.250%, 6/15/34	6/25 at 100.00	A–	2,037,016

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
2,000	5.000%, 12/15/23	No Opt. Call	A–	2,228,700
5,855	4.250%, 12/15/38	12/28 at 100.00	A–	6,024,209

16,010	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	A–	16,127,673

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB–	5,999,178

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	Baa1	4,528,786
2,950	3.000%, 1/01/21	No Opt. Call	Baa1	2,982,066

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
3,500	5.000%, 6/01/28	No Opt. Call	A–	4,171,440
3,085	5.000%, 6/01/30	6/28 at 100.00	A–	3,616,515
6,560	5.000%, 6/01/31	6/28 at 100.00	A–	7,627,378
6,000	5.000%, 6/01/35	6/28 at 100.00	A–	6,815,940
11,480	4.000%, 6/01/37	6/28 at 100.00	A–	11,674,471

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
25,600	3.200%, 6/01/27	No Opt. Call	BBB+	26,401,792
2,770	5.000%, 6/01/46	6/28 at 100.00	BBB	2,926,173
352,300	Total New Jersey			376,232,744

	New Mexico – 0.3%

1,800	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38	7/27 at 100.00	Aaa	1,859,130

5,250	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	5,411,385

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	$15,004,440
21,900	Total New Mexico			22,274,955

	New York – 5.2%

4,060	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,205,713

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	343,863
500	5.000%, 1/01/25	No Opt. Call	A+	584,700

5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,170,373

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB–	2,206,185
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB–	1,650,236
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB–	1,514,773
1,500	5.000%, 12/01/32, 144A	6/27 at 100.00	BBB–	1,723,560

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20– FGIC Insured	No Opt. Call	AA	7,398,764

	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,055	5.000%, 5/15/24	5/22 at 100.00	AA	11,079,303
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	10,218,978

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	103,589
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	969,872

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,098,490

200	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	N/R (4)	200,000

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,354,783

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J:
11,000	5.000%, 5/15/20	No Opt. Call	N/R	11,390,390
8,160	5.000%, 5/15/20	No Opt. Call	N/R	8,449,598

12,115	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	12,897,508

14,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21	No Opt. Call	N/R	15,424,497

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$15,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019A, 4.000%, 2/03/20	No Opt. Call	N/R	$15,287,100

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A–	1,691,955
1,000	5.000%, 7/01/29	7/24 at 100.00	A–	1,123,850

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A–	730,508
2,455	5.000%, 7/01/32	7/24 at 100.00	A–	2,704,895

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1:
3,500	5.550%, 11/01/39	5/19 at 100.00	AA+	3,511,480
7,155	5.700%, 11/01/46	5/19 at 100.00	AA+	7,179,327

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A RMKT, 5.000%, 8/01/19	No Opt. Call	Aa1	10,115,400

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	Aa1	20,913,000

6,995	New York City, New York, General Obligation Bonds, Fiscal 2018 Series A, 5.000%, 8/01/19	No Opt. Call	Aa1	7,075,722

	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
900	3.625%, 11/01/33	11/27 at 100.00	Aa2	933,489
2,000	3.875%, 11/01/38	11/27 at 100.00	Aa2	2,066,500

5,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%, 5/01/23	1/21 at 100.00	Aa2	5,508,635

10,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.850%, 11/01/39	5/28 at 100.00	Aa2	10,284,400

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E, 2.125%, 11/01/23	8/21 at 100.00	Aa2	2,504,925

16,270	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A2	16,315,068

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	2,318,140
15,510	4.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	16,082,939

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
2,005	5.000%, 1/01/22 (AMT)	No Opt. Call	A–	2,157,801
2,065	5.000%, 1/01/23 (AMT)	No Opt. Call	A–	2,272,677

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
$1,440	5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	$1,602,274
2,045	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	2,125,962
8,075	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	8,372,241
9,565	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	10,531,926
11,975	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	13,014,789
49,965	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	54,107,598

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,008,880

10,025	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	11,521,031

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	842,946

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A–	2,746,607
2,695	5.000%, 7/01/29	7/24 at 100.00	A–	3,027,347
4,200	5.000%, 7/01/30	7/24 at 100.00	A–	4,684,176
2,100	5.000%, 7/01/31	7/24 at 100.00	A–	2,325,813
1,335	5.000%, 7/01/32	7/24 at 100.00	A–	1,470,890
3,080	5.000%, 7/01/33	7/24 at 100.00	A–	3,384,612
333,885	Total New York			354,530,078

	North Carolina – 0.5%

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	622,493

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,020	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	5,151,474
10,040	5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (4)	10,650,733

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	5/19 at 100.00	A	1,433,446

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,719,436

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	200,000
28,900	Total North Carolina			31,777,582

	North Dakota – 0.9%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	128,885
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,331,810
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,044,903
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,594,949
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,074,040
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,173,788

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	$3,077,225

20,465	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	21,643,989

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
3,065	5.000%, 6/01/28	No Opt. Call	BBB–	3,573,514
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB–	3,472,200
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB–	1,420,881
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB–	3,916,775
12,480	5.000%, 6/01/38	6/28 at 100.00	BBB–	13,824,595
56,125	Total North Dakota			61,277,554

	Ohio – 4.4%

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,050,784

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
58,535	5.125%, 6/01/24	4/19 at 100.00	B–	55,877,511
3,295	5.375%, 6/01/24	4/19 at 100.00	B–	3,174,733
13,310	5.875%, 6/01/30	4/19 at 100.00	B–	13,027,162
18,875	5.750%, 6/01/34	4/19 at 100.00	B–	18,250,992

5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA	5,539,598

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,749,297
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,554,086
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,276,800
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,048,094

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,739,695
1,780	5.000%, 12/01/23 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,821,563

18,635	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/32	10/28 at 100.00	AAA	23,026,338

3,070	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obligation Series 2013, 1.750%, 12/01/46 (Mandatory Put 8/01/19)	8/19 at 100.00	AA–	3,070,368

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.500%, 8/15/24	5/19 at 100.00	A–	471,387

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,989,082

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
870	4.000%, 10/01/19	No Opt. Call	Aa3	880,562
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,191,538
1,205	5.000%, 10/01/21	No Opt. Call	Aa3	1,300,822
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,069,770

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	$2,528,400

1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 0.000%, 3/01/23 (7)	No Opt. Call	N/R	1,204,000

11,630	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (7)	No Opt. Call	CCC+	11,630,000

28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	24,716,400

915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	786,900

3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	3,104,600

250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (7)	No Opt. Call	N/R	215,000

1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (7)	No Opt. Call	N/R	1,020,000

735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28 (AMT), 144A	No Opt. Call	N/R	766,870

7,510	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,045,838

7,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,416,080

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	24,609,926

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	8,807,904

8,760	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	9,738,755

8,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	7,310,000

3,855	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (7)	No Opt. Call	N/R	3,315,300

2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory Put 6/03/19) (7)	No Opt. Call	N/R	2,025,300

8,645	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (7)	No Opt. Call	N/R	7,434,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,945	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory Put 6/03/19) (7)	No Opt. Call	N/R	$1,672,700

5,450	Ohio Water Development Authority, State of Ohio, Water Pollution Control Loan Fund, Series 2019A, 5.000%, 6/01/29	3/29 at 100.00	AAA	6,947,224

12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,900,181

2,470	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,541,358
298,345	Total Ohio			297,847,618

	Oklahoma – 1.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA–	2,437,590
1,415	4.000%, 9/01/23	9/21 at 100.00	AA–	1,488,509

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
2,940	5.000%, 6/01/21	No Opt. Call	A+	3,142,919
7,545	5.000%, 6/01/22	No Opt. Call	A+	8,289,767
3,080	5.000%, 6/01/23	No Opt. Call	A+	3,466,910

	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
1,470	5.000%, 12/01/28	12/27 at 100.00	A	1,758,987
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,654,847

	Garfield County Educational Facilities Authority, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,698,018
3,145	5.000%, 9/01/31	9/26 at 100.00	A	3,650,622

3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A–	3,234,861

	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,046,330
2,115	5.000%, 9/01/22	No Opt. Call	A	2,313,662
1,000	5.000%, 9/01/23	No Opt. Call	A	1,117,110
1,870	5.000%, 9/01/24	No Opt. Call	A	2,129,911
2,490	5.000%, 9/01/26	No Opt. Call	A	2,926,547

	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,564,058
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,871,787

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,045	5.000%, 8/15/33	8/28 at 100.00	Baa3	6,916,024
16,530	5.000%, 8/15/38	8/28 at 100.00	Baa3	18,585,340

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
$750	5.000%, 9/01/22	No Opt. Call	A–	$817,860
500	3.000%, 9/01/23	No Opt. Call	A–	515,010
600	5.000%, 9/01/24	No Opt. Call	A–	681,756
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,741,195

3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 (AMT)	6/23 at 100.00	AA	3,596,035

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,435	5.000%, 9/01/25	9/23 at 100.00	AA–	3,878,939
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	11,996,885

1,595	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A, 5.000%, 9/01/29	No Opt. Call	AA–	1,984,355

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,275,880
7,910	5.000%, 9/01/26	9/25 at 100.00	AA–	9,311,098

	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
2,000	5.000%, 3/01/29	No Opt. Call	A–	2,423,480
1,695	5.000%, 3/01/31	3/29 at 100.00	A–	2,020,406
2,500	5.000%, 3/01/33	3/29 at 100.00	A–	2,953,075
106,030	Total Oklahoma			120,489,773

	Oregon – 0.9%

1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 0.000%, 6/15/38	6/28 at 100.00	AA+	1,957,690

1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (6)	6/27 at 100.00	Aa1	1,297,493

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	Aa1	4,317,183

	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018A:
1,665	0.000%, 6/15/34	6/28 at 79.31	AA+	994,455
1,500	0.000%, 6/15/35	6/28 at 75.58	AA+	844,215
1,000	0.000%, 6/15/37	6/28 at 69.16	AA+	510,800
1,450	0.000%, 6/15/39	6/28 at 63.17	AA+	670,524

3,500	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2017D, 3.450%, 1/01/38	1/27 at 100.00	Aa2	3,563,945

5,800	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	6,057,230

15,995	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	16,248,361

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,016,840

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	$12,517,117

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	AA–	3,958,820
1,925	5.000%, 5/15/33	5/26 at 100.00	AA–	2,216,079
58,465	Total Oregon			59,170,752

	Pennsylvania – 5.4%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,000	5.000%, 4/01/36	4/28 at 100.00	A	1,145,880
10,000	4.000%, 4/01/37	4/28 at 100.00	A	10,468,900
6,000	4.000%, 4/01/38	4/28 at 100.00	A	6,252,600
1,000	4.000%, 4/01/44	4/28 at 100.00	A	1,026,230

	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012:
1,000	5.000%, 12/01/25	12/22 at 100.00	AA–	1,112,300
4,000	5.000%, 12/01/37	12/22 at 100.00	AA–	4,379,040

1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,719,300

1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	1,032,000

2,880	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	2,476,800

7,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	6,682,200

8,740	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 4.000%, 11/01/39	11/27 at 100.00	A	9,119,491

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (4)	1,326,533

1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,209,450

39,480	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	41,500,586

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,041,130
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,100,799

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
$200	4.000%, 6/01/19	No Opt. Call	Ba1	$200,420
410	5.000%, 6/01/22	No Opt. Call	Ba1	436,384
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	849,337
520	5.000%, 6/01/25	6/23 at 100.00	Ba1	555,823
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	396,840
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	495,296

12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A	12,348,398

10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A	10,410,592

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)	12/19 at 100.00	N/R (4)	3,273,167

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,913,806

4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (7)	No Opt. Call	N/R	3,487,300

3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory Put 6/01/19) (7)	No Opt. Call	N/R	2,971,300

2,410	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,468,250

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,274,292
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,589,688
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,575,134

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	575,770
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,251,968
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,847,258
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,324,310
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,418,476

10,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2017A, 1.700%, 8/01/37 (Mandatory Put 8/03/20) (AMT)	No Opt. Call	A–	10,435,950

665	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/21	4/19 at 100.00	Aaa	666,084

19,870	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	19,923,252

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$8,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.100%, 10/01/36	10/25 at 100.00	AA+	$8,973,986

15,305	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (AMT)	4/27 at 100.00	AA+	15,558,298

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128B:
6,585	3.500%, 10/01/34	10/27 at 100.00	AA+	6,801,120
3,000	3.850%, 4/01/38	10/27 at 100.00	AA+	3,100,770

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,095	0.000%, 12/01/34 (6)	12/26 at 100.00	AA–	2,066,822
5,000	0.000%, 12/01/37 (6)	12/26 at 100.00	AA–	4,932,300

16,080	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	20,364,998

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,861,197
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,293,271
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	25,121,288

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,500	5.000%, 12/01/29	12/27 at 100.00	A3	2,960,900
3,190	5.000%, 12/01/31	12/27 at 100.00	A3	3,727,866

5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016A, 5.000%, 12/01/36	12/26 at 100.00	A3	5,686,150

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
3,495	5.000%, 12/01/31	12/27 at 100.00	A3	4,084,292
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,620,237
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	2,118,120

12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	14,056,294

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,184,930

3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,523,920

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,547,083

3,025	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	3,163,484

	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B:
1,525	5.000%, 7/01/19 (AMT)	No Opt. Call	A	1,536,621
3,100	5.000%, 7/01/20 (AMT)	No Opt. Call	A	3,218,575
1,250	5.000%, 7/01/21 (AMT)	No Opt. Call	A	1,334,338

2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,621,830

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$9,745	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 2.540%, 12/01/24 (3-Month LIBOR*67% reference rate + 0.78% spread) (8)	5/19 at 100.00	AA–	$9,826,566

4,585	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	5,019,887

2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,307,146

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	A+	1,430,898
730	5.000%, 12/01/20	No Opt. Call	A+	768,106
1,105	5.000%, 12/01/21	No Opt. Call	A+	1,193,953
1,625	5.000%, 12/01/22	No Opt. Call	A+	1,801,995
1,705	5.000%, 12/01/23	6/23 at 100.00	A+	1,916,267
1,795	5.000%, 12/01/24	6/23 at 100.00	A+	2,013,595

	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012:
105	4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	106,511
60	4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	60,741

3,435	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A–	3,444,206
348,680	Total Pennsylvania			369,630,895

	Puerto Rico – 0.6%

25	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	5/19 at 100.00	Ca	25,094

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1	0.000%, 7/01/24	No Opt. Call	N/R	841
7,459	0.000%, 7/01/27	No Opt. Call	N/R	5,571,053
15,557	0.000%, 7/01/29	7/28 at 98.64	N/R	10,334,826
27,782	0.000%, 7/01/31	7/28 at 91.88	N/R	16,470,003
15,565	0.000%, 7/01/33	7/28 at 86.60	N/R	8,279,490
326	4.500%, 7/01/34	7/25 at 100.00	N/R	330,411
66,715	Total Puerto Rico			41,011,718

	Rhode Island – 0.3%

4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (4)	5,056,005

136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/19 at 14.11	CCC+	14,056,971
140,495	Total Rhode Island			19,112,976

	South Carolina – 0.9%

5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	A	6,439,782

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
$1,000	5.000%, 11/01/34	5/26 at 100.00	A1	$1,124,540
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,312,108

6,550	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	7,081,729

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
7,500	5.000%, 11/01/27 (Pre-refunded 11/01/22)	11/22 at 100.00	A+ (4)	8,378,325
1,275	5.000%, 11/01/29 (Pre-refunded 11/01/22)	11/22 at 100.00	A+ (4)	1,424,315

1,850	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/20 (ETM)	No Opt. Call	A+ (4)	1,948,957

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,042,382
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,136,597

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
3,015	5.000%, 12/01/31	6/25 at 100.00	A+	3,409,030
8,280	5.000%, 12/01/50	6/25 at 100.00	A+	9,107,586

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,015	5.000%, 12/01/29	6/26 at 100.00	A+	8,144,415
3,875	5.000%, 12/01/31	6/26 at 100.00	A+	4,456,017

1,325	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,415,869
54,460	Total South Carolina			60,421,652

	South Dakota – 0.1%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	579,038
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,131,200

2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	A1	2,832,329

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,018,560

3,000	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2019A, 3.800%, 11/01/39	5/28 at 100.00	AAA	3,094,980
7,935	Total South Dakota			8,656,107

	Tennessee – 1.9%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	5/19 at 100.00	BBB+	2,273,562

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	Baa2	$2,547,808

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,521,415

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,698,142
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,826,550
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,062,764

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,300	4.000%, 1/01/23	No Opt. Call	A+	1,398,319
2,110	5.000%, 1/01/24	1/23 at 100.00	A+	2,347,143

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A+	1,479,534
3,180	5.000%, 1/01/23	No Opt. Call	A+	3,534,983

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,579,989
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,664,754
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,322,770

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA	4,518,777

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA	1,023,080
1,860	5.250%, 11/01/25	11/19 at 100.00	AA	1,898,614

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Aa1	9,379,496

1,200	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	1,251,240

5,265	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,461,121

11,615	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-4, 3.900%, 7/01/38	1/28 at 100.00	AA+	12,112,122

10,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.750%, 7/01/39	7/28 at 100.00	AA+	10,380,500

6,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A3	7,211,528

13,380	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,919,080

27,240	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	5/23 at 100.43	A3	28,822,099
119,660	Total Tennessee			127,235,390

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 6.4%

$1,085	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/30	1/27 at 100.00	BBB+	$1,250,159

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	A–	3,671,076

3,445	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	3,716,087

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	A–	2,213,780
1,390	5.000%, 1/01/33	7/25 at 100.00	A–	1,575,412
1,165	5.000%, 1/01/34	7/25 at 100.00	A–	1,316,963

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	A–	2,283,640
1,650	5.000%, 1/01/35	1/26 at 100.00	A–	1,873,971

865	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB+	885,535

	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012:
5,200	5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa	5,538,156
2,800	5.000%, 2/15/26	2/21 at 100.00	AAA	2,970,856

5,500	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2019, 5.000%, 12/01/28 (WI/DD, Settling 4/09/19)	No Opt. Call	AA+	6,954,035

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
10,000	1.350%, 11/01/20 (AMT) , 144A	No Opt. Call	A+	9,859,300
20,000	1.600%, 11/01/21 (AMT) , 144A	No Opt. Call	A+	19,667,000

9,295	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	9,749,340

	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009:
1,545	4.550%, 2/15/25 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	1,561,794
455	4.550%, 2/15/25	8/19 at 100.00	AA+	459,982

11,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	13,112,060

7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,013,090

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	906,684
550	4.000%, 3/01/22	3/21 at 100.00	A–	569,685
800	4.000%, 3/01/23	3/21 at 100.00	A–	827,712
440	4.250%, 3/01/25	3/21 at 100.00	A–	458,361

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A:
1,825	5.000%, 12/01/23	12/22 at 100.00	A+	2,029,948
18,000	4.000%, 12/01/31	12/22 at 100.00	A+	18,871,740

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
$5,215	5.000%, 12/01/26	12/24 at 100.00	A+	$6,030,052
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,635,431
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,446,370
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	6,989,812

5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,940,639

3,015	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	6/19 at 100.00	AA+ (4)	3,070,205

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AAA (4)	5,225,216
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AAA (4)	5,495,662
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AAA (4)	5,776,313

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 11.017%, 11/01/41 (IF) (5)	11/21 at 100.00	AAA	2,835,086

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	313,902
425	5.000%, 11/15/23	No Opt. Call	A3	477,602

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,592,121
4,590	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,302,689
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,712,485
12,040	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,807,713

	Harrison County Health Facilities Development Corporation, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	2,288,728
2,380	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (4)	2,479,175

5,240	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Limited Tax Schoolhouse Series 2013A, 4.000%, 2/15/31	2/23 at 100.00	AAA	5,566,242

11,815	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%, 2/15/34	2/26 at 100.00	AAA	12,855,901

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,040,809
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,171,347

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	20,366,581
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,444,700

2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB	2,696,615

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
$3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	$3,674,640
2,570	5.000%, 11/15/33	11/28 at 100.00	Aa2	3,136,171

6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,569,100

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,005	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A	7,476,110
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A	3,472,756

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,272,840

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (AMT)	11/25 at 100.00	A1	1,174,860
2,025	5.000%, 11/01/27 (AMT)	11/25 at 100.00	A1	2,368,258
1,570	5.000%, 11/01/28 (AMT)	11/25 at 100.00	A1	1,827,778
2,000	5.000%, 11/01/29 (AMT)	11/25 at 100.00	A1	2,317,780
2,000	5.000%, 11/01/30 (AMT)	11/25 at 100.00	A1	2,307,240

1,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	1,874,718

10,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2009, 5.500%, 5/15/36	5/19 at 100.00	A1	10,047,700

	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
2,135	5.000%, 5/15/21	No Opt. Call	A+	2,284,984
1,845	5.000%, 5/15/22	No Opt. Call	A+	2,032,360

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,291,523
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,922,667

2,700	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	2,808,378

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,380	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	4,871,086
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	5,249,206
3,945	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	4,387,313
7,025	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,812,643

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
3,855	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	4,516,595
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	11,671,427

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	9,404,263
5,040	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	5,476,313

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	5/19 at 100.00	AAA	$871,871

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,180,561

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,431,888

3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	AA+	3,147,210

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,357,450

4,750	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	5,196,690

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,626,285

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	18,115,500

	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A:
1,125	0.000%, 8/01/35	2/29 at 76.82	Baa3	586,136
1,590	0.000%, 8/01/36	2/29 at 73.16	Baa3	783,616
2,070	0.000%, 8/01/37	2/29 at 69.41	Baa3	959,900
1,100	0.000%, 8/01/39	2/29 at 62.63	Baa3	455,356

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,900	4.000%, 8/15/19	No Opt. Call	A	2,924,186
3,015	4.000%, 8/15/20	No Opt. Call	A	3,107,591
3,135	4.000%, 8/15/21	No Opt. Call	A	3,254,976

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,652,691
404,205	Total Texas			435,798,378

	Utah – 0.2%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc, Series 2009, 5.000%, 8/15/41 (Pre-refunded 8/15/19)	8/19 at 100.00	AA+ (4)	6,426,851

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	3,713,412
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,223,600
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,518,227
13,950	Total Utah			14,882,090

	Virginia – 1.4%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	10,889,868

10,000	King George County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, King George Landfill, Inc Project, Variable Rate Demand Series 2003A, 2.500%, 6/01/23 (AMT)	No Opt. Call	A–	10,000,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$9,785	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	4/20 at 100.00	AA+	$9,799,090

1,730	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,663,827

760	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	790,620

1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A–	1,199,102

710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	741,276

39,100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	42,768,362

6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	7,344,276

8,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	8,677,593
89,510	Total Virginia			93,874,914

	Washington – 1.1%

2,900	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016, 5.000%, 2/01/29	2/26 at 100.00	AA–	3,426,408

2,340	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,572,713

6,000	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2018, 5.000%, 12/01/19	No Opt. Call	AA+	6,138,060

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	6,303,600

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,190,851
1,285	5.000%, 1/01/27	7/25 at 100.00	A+	1,494,571

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,295	5.000%, 11/15/22	No Opt. Call	AA–	1,442,617
2,035	5.000%, 11/15/24	5/24 at 100.00	AA–	2,331,540

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,015	5.000%, 10/01/30	10/28 at 100.00	AA–	4,902,676
2,780	5.000%, 10/01/31	10/28 at 100.00	AA–	3,365,412
3,010	5.000%, 10/01/32	10/28 at 100.00	AA–	3,618,502
2,600	5.000%, 10/01/33	10/28 at 100.00	AA–	3,109,340

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
$5,120	5.000%, 8/15/29	8/27 at 100.00	BBB	$5,897,216
5,000	5.000%, 8/15/34	8/27 at 100.00	BBB	5,596,400
5,765	5.000%, 8/15/36	8/27 at 100.00	BBB	6,393,039

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,845	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,866,015
1,330	6.250%, 7/01/24	7/19 at 100.00	Baa1	1,343,034
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,025,180

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,306,518

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,736,191
65,715	Total Washington			73,059,883

	West Virginia – 0.5%

5,120	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (AMT)	No Opt. Call	Baa3	5,032,397

10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	10,296,244

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	6,099,540

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	6,099,540

4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A–	4,876,996

1,015	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,135,754
33,300	Total West Virginia			33,540,471

	Wisconsin – 2.8%

24,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	28,170,532

	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017:
2,000	5.000%, 9/30/37 (AMT)	9/27 at 100.00	BBB	2,256,180
14,705	5.000%, 9/30/49 (AMT)	9/27 at 100.00	BBB	16,295,052

5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-1, 2.625%, 11/01/25 (AMT)	No Opt. Call	A–	5,525,740

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$7,770	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A – 2, 2.875%, 5/01/27 (AMT)	5/26 at 100.00	A–	$7,848,555

4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB–	4,579,385

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA–	346,189
470	5.000%, 4/01/22	No Opt. Call	AA–	514,650

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
780	5.000%, 12/01/26	11/24 at 100.00	AA–	900,424
3,950	5.000%, 12/01/27	11/24 at 100.00	AA–	4,544,119

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	AA (4)	1,099,193
14,400	5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	AA (4)	15,518,016

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	2,165,039

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc, Series 2008B:
1,455	4.350%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	1,470,190
8,670	5.500%, 8/15/29 (Pre-refunded 2/15/20)	2/20 at 100.00	Aa3 (4)	8,963,653

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A–	5,524,100

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,044,440

420	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	422,062

2,715	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,887,484

1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	1,970,925

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,800,452

2,850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc, Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	BBB–	2,966,309

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA–	940,211
1,310	5.000%, 12/15/25	12/24 at 100.00	AA–	1,522,770

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
$8,145	6.000%, 5/01/27	5/19 at 100.00		Aa2 (4)	$8,174,648
855	6.000%, 5/01/27 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	858,112
4,740	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		Aa2 (4)	4,756,306
495	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	496,703
1,805	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		Aa2 (4)	1,811,570
260	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	260,946
35,170	6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00		Aa2 (4)	35,298,019

	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2:
85	5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00		N/R (4)	93,652
5,785	5.000%, 5/01/24	5/22 at 100.00		Aa1	6,369,169

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,110	5.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	1,119,657
3,355	5.000%, 7/01/25 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	3,384,189
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	4,034,800
178,000	Total Wisconsin				188,933,441

	Wyoming – 0.2%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00		BB+	5,842,100

6,960	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00		AA+	7,244,942
12,460	Total Wyoming				13,087,042
$6,435,908	Total Municipal Bonds (cost $6,299,980,628)				6,550,593,054

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$200	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$133,243

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	28,227
$257	Total Corporate Bonds (cost $10,984)				161,470
	Total Long-Term Investments (cost $6,299,991,612)				6,550,754,524

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	MUNICIPAL BONDS – 2.1%

	National – 0.2%

$14,810	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 2.920%, 11/01/21 (SIFMA reference rate + 0.80% spread), 144A (8), (11)	No Opt. Call		A+	$14,810,000

1,165	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class D Series 2018, Variable Rate Demand Obligations, 3.120%, 7/31/23 (SIFMA reference rate + 1.00% spread), 144A (8), (11)	No Opt. Call		A+	1,165,000
15,975	Total National				15,975,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 0.8%

$49,150	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, 1.730%, 5/01/37 (11)	6/19 at 100.00	N/R	$49,150,000

4,195	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Series 2013, 0.000%, 5/01/31, 144A (11)	No Opt. Call	A-2	4,195,000
53,345	Total Florida			53,345,000

	New Jersey – 0.0%

4,520	New Jersey Turnpike Authority, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater Series 2017-ZM0566, 0.000%, 1/01/37 (11)	1/28 at 100.00	A+	4,520,000

	New York – 0.7%

16,800	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Variable Rate Demand Obligations, Fiscal 2017 Adjustable Rate Series BB-1, 1.800%, 6/15/49 (11)	5/19 at 100.00	VMIG-1	16,800,000

29,925	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal 2018 Series B-5, 0.000%, 10/01/46 (11)	6/19 at 100.00	VMIG-1	29,925,000
46,725	Total New York			46,725,000

	Ohio – 0.1%

5,300	Ohio State University, General Receipts Bonds, Variable Rate Demand Obligations, Series 2014B-2, 2.050%, 12/01/44 (11)	7/19 at 100.00	VMIG-1	5,300,000

	Pennsylvania – 0.0%

2,190	Emmaus General Authority, Pennsylvania, Variable Rate Demand Obligations, Series 1996, 2.130%, 12/01/28 – AGM Insured (11)	7/19 at 100.00	AA	2,190,000

	Texas – 0.1%

7,820	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien, Variable Rate Demand Obligations, Series 2010, 2.110%, 7/01/30 (11)	6/30 at 100.00	AA+	7,820,000

	Utah – 0.2%

12,470	Murray City, Utah, Hospital Revenue Bonds, Variable Rate Demand Obligations, IHC Health Services, Inc, Series 2005D, 1.850%, 5/15/37 (11)	5/19 at 100.00	VMIG-1	12,470,000
$148,345	Total Short-Term Investments (cost $148,345,000)			148,345,000
	Total Investments (cost $6,448,336,612) – 98.0%			6,699,099,524
	Other Assets Less Liabilities – 2.0%			133,681,795
	Net Assets – 100%			$6,832,781,319

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(8)	Variable rate security. The rate shown is the coupon as of the end of the period.

(9)

The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(10)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)

Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate

SIFMA	Securities Industry and Financial Market Association

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.3%

	MUNICIPAL BONDS – 97.3%

	Alabama – 2.6%

$9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A3	$10,430,560

32,945	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	34,299,369

37,075	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	39,306,915

6,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.850%, 6/01/34 (Mandatory Put 3/24/20)	No Opt. Call	A1	5,962,560

23,435	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23)	No Opt. Call	A–	24,078,525

19,970	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	21,483,526
129,215	Total Alabama			135,561,455

	Alaska – 0.4%

4,575	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	12/19 at 100.00	N/R	4,608,763

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,802,659
3,565	5.000%, 1/01/26 (AMT)	7/25 at 100.00	Baa2	3,940,466

1,360	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/19	No Opt. Call	A1	1,360,000

	Anchorage, Alaska, General Obligation Bonds, Schools Series 2013A:
1,710	5.000%, 8/01/21	No Opt. Call	AAA	1,846,184
1,795	5.000%, 8/01/22	No Opt. Call	AAA	1,993,958

940	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/19 at 100.00	A3	940,235

3,645	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,843,981
19,245	Total Alaska			20,336,246

	Arizona – 2.2%

	Arizona State, Certificates of Participation, Refunding Series 2019A:
4,430	5.000%, 10/01/26 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	5,274,358
4,430	5.000%, 10/01/27 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	5,354,984

2,975	Arizona State, Certificates of Participation, Series 2010A, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,025,783

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$120	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	$125,183

16,775	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	17,040,716

1,625	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,653,941

1,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	1,753,320

2,220	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding AMT Series 2017A, 1.800%, 9/01/32 (Mandatory Put 5/21/20) (AMT)	No Opt. Call	A+	2,214,517

1,200	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.600%, 3/01/39 (Mandatory Put 5/21/20)	No Opt. Call	A+	1,194,360

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
335	5.000%, 7/01/19	No Opt. Call	AAA	337,814
575	5.000%, 7/01/20	No Opt. Call	AAA	599,104
765	5.000%, 7/01/21	No Opt. Call	AAA	821,166

14,500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019B, 5.000%, 9/01/45 (Mandatory Put 9/01/24)	No Opt. Call	A2	16,589,160

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	11,018,700

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	503,010
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	592,250
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,645,535
750	4.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	804,285

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa3	1,406,017

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,468,833
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,344,549
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,209,824

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,415	5.000%, 7/01/21	No Opt. Call	AA	2,595,087
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,457,905

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,287,824

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,601,232
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,575,215

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	$308,700

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,305	5.000%, 8/01/22	No Opt. Call	AA	1,446,501
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,273,700
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,324,620

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,162,310

6,665	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory Put 10/18/24)	No Opt. Call	AA–	7,737,798
107,625	Total Arizona			116,748,301

	Arkansas – 0.5%

8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,607,482

	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017:
1,200	5.000%, 3/01/20	No Opt. Call	A	1,235,076
1,400	5.000%, 3/01/21	No Opt. Call	A	1,484,434

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/19	No Opt. Call	A+	504,150
670	5.000%, 7/01/21	No Opt. Call	A+	717,041

	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
890	4.000%, 7/01/19	No Opt. Call	BB+	891,282
995	4.000%, 7/01/20	No Opt. Call	BB+	1,002,880
1,020	4.000%, 7/01/21	No Opt. Call	BB+	1,033,382
1,075	4.000%, 7/01/22	No Opt. Call	BB+	1,089,050
1,180	5.250%, 7/01/27	7/23 at 100.00	BB+	1,205,264
470	5.250%, 7/01/28	7/23 at 100.00	BB+	479,818

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	555,960
1,740	5.000%, 12/01/23	No Opt. Call	A+	1,980,364
2,110	5.000%, 12/01/24	No Opt. Call	A+	2,453,255
22,355	Total Arkansas			24,239,438

	California – 3.0%

17,400	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)	10/25 at 100.00	AA	18,207,534

7,965	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory Put 10/01/25)	10/25 at 100.00	AA–	8,041,145

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory Put 10/15/19)	No Opt. Call	AA–	4,075,120

19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (AMT)	6/28 at 100.00	AA	19,775,949

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$1,565	5.000%, 2/01/22	No Opt. Call	A–	$1,701,202
2,600	5.000%, 2/01/23	No Opt. Call	A–	2,899,338
1,920	5.000%, 2/01/24	No Opt. Call	A–	2,190,797
1,700	5.000%, 2/01/25	No Opt. Call	A–	1,979,208
2,000	5.000%, 2/01/26	No Opt. Call	A–	2,371,620
1,500	5.000%, 2/01/27	No Opt. Call	A–	1,806,390

5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2017A, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A–	5,006,100

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A–	3,522,819

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A–	6,169,866

6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A–	6,615,619

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
260	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	262,506
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	126,205

16,995	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	5/19 at 100.00	N/R	17,003,837

765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A–	885,021

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,470	5.000%, 1/01/20	No Opt. Call	BBB	2,509,248
2,590	5.000%, 1/01/21	No Opt. Call	BBB	2,680,184

2,900	Freddie Mac Multifamily ML Certificates, 3.400%, 1/25/36	No Opt. Call	AA+	3,005,937

7,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BBB	7,020,720

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	534,070

5,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018B, 5.000%, 1/01/22	12/21 at 100.00	AA	5,494,267

2,765	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,088,394

4,375	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2016A, 4.000%, 7/01/34	7/25 at 100.00	AAA	4,739,656

2,700	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,180,357

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election 2000 Refunding Series 2020:
$1,900	5.000%, 8/01/22 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	$2,031,024
2,500	5.000%, 8/01/23 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	2,744,125

2,960	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (4)	3,082,041

80	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	89,610

6,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/25 (AMT)	No Opt. Call	A+	7,477,840

3,545	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA	4,200,541

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,324,718
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,255,417
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,235,339
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,091,740
151,550	Total California			159,425,504

	Colorado – 1.6%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	Aa3	2,860,192

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	793,665
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,055,270
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,524,152

1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A–	1,032,530

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,373,336

3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	5/19 at 100.00	BBB+	3,036,434

16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)	No Opt. Call	BBB+	18,158,667

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A:
5,205	5.000%, 2/01/20	No Opt. Call	BBB+	5,335,021
4,830	5.000%, 2/01/21	No Opt. Call	BBB+	5,087,342

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$500	4.000%, 6/01/19	No Opt. Call	A–	$501,620
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,021,110
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,116,560
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,490,785
500	5.000%, 6/01/23	No Opt. Call	A–	552,235

250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	250,268

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
294	3.500%, 12/01/21	No Opt. Call	N/R	298,075
530	4.500%, 12/01/27	12/22 at 103.00	N/R	550,368

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A+	1,531,845

13,090	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	15,188,981

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
1,060	5.000%, 9/01/19	No Opt. Call	A	1,073,367
1,175	5.000%, 9/01/20	No Opt. Call	A	1,222,376

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,765	3.625%, 12/01/21	No Opt. Call	N/R	1,798,041
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,858,943

5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A	5,654,935
79,604	Total Colorado			85,366,118

	Connecticut – 3.9%

12,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2013A, 1.000%, 7/01/42 (Mandatory Put 7/01/19)	No Opt. Call	AAA	11,980,680

6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory Put 7/12/21)	No Opt. Call	AAA	6,996,328

20,260	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.000%, 7/01/42 (Mandatory Put 7/01/19)	No Opt. Call	AAA	20,227,381

5,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	6,248,053

22,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B, 5.000%, 7/01/37 (Mandatory Put 7/01/20)	No Opt. Call	AAA	23,072,990

44,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	44,889,570

42,630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	43,112,998

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,955	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 3.750%, 11/15/33	11/27 at 100.00	AAA	$2,049,055

	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,220	5.000%, 4/15/21	No Opt. Call	A1	5,553,506
7,115	5.000%, 4/15/22	No Opt. Call	A1	7,770,505

	Connecticut State, General Obligation Bonds, Refunding Series 2018C:
8,000	3.000%, 6/15/19	No Opt. Call	A1	8,021,920
1,320	5.000%, 6/15/22	No Opt. Call	A1	1,447,921

	Connecticut State, General Obligation Bonds, Refunding Series 2018F:
1,025	5.000%, 9/15/20	No Opt. Call	A1	1,073,780
600	5.000%, 9/15/21	No Opt. Call	A1	645,840

490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	538,652

1,835	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23 (WI/DD, Settling 4/11/19)	No Opt. Call	A	2,049,915

5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	A+	5,244,400

	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
580	5.000%, 10/01/20	No Opt. Call	A+	608,530
1,605	5.000%, 10/01/22	No Opt. Call	A+	1,777,521
1,530	5.000%, 10/01/23	No Opt. Call	A+	1,737,468

240	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (AMT)	5/19 at 100.00	A–	243,602

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	1,928,711
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,083,180

890	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA–	988,034

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
395	3.000%, 12/15/19	No Opt. Call	AA–	398,650
525	5.000%, 12/15/21	No Opt. Call	AA–	569,153

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,278,082
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,187,100
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,087,550
201,385	Total Connecticut			206,811,075

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,905	5.000%, 7/01/19	No Opt. Call	BBB+	1,917,173
2,000	5.000%, 7/01/20	No Opt. Call	BBB+	2,062,620
275	5.000%, 7/01/21	No Opt. Call	BBB+	290,128
4,180	Total Delaware			4,269,921

	District of Columbia – 1.3%

16,090	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/24	12/19 at 100.00	AAA	16,461,357

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2011G, 5.000%, 12/01/30	12/21 at 100.00	AAA	$10,815,900

	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,165	5.000%, 10/01/22 (AMT)	No Opt. Call	AA–	9,054,414
10,830	5.000%, 10/01/23 (AMT)	No Opt. Call	AA–	12,313,602
8,875	5.000%, 10/01/24 (AMT)	No Opt. Call	AA–	10,303,520
7,240	5.000%, 10/01/25 (AMT)	No Opt. Call	AA–	8,560,431

1,200	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24	No Opt. Call	AA–	1,400,028
62,400	Total District of Columbia			68,909,252

	Florida – 3.7%

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (AMT)	No Opt. Call	A+	5,773,700
5,000	5.000%, 10/01/25 (AMT)	No Opt. Call	A+	5,881,950
2,295	5.000%, 10/01/26 (AMT)	10/25 at 100.00	A+	2,695,225
4,110	5.000%, 10/01/27 (AMT)	10/25 at 100.00	A+	4,802,288

	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,080	5.000%, 10/01/20 (AMT)	No Opt. Call	A+	1,130,825
1,585	5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,707,806
1,000	5.000%, 10/01/23 (AMT)	No Opt. Call	A+	1,132,360

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
960	1.650%, 9/01/19 – AGM Insured	No Opt. Call	AA	959,501
935	1.900%, 9/01/20 – AGM Insured	No Opt. Call	AA	933,953
960	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	957,955
1,225	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,221,496

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
5,030	5.000%, 6/01/20	12/19 at 100.00	AA	5,141,716
18,050	5.000%, 6/01/22	12/21 at 100.00	AA	19,576,669
10,480	5.000%, 6/01/25	12/24 at 100.00	AA	12,252,273

395	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/19	No Opt. Call	AA	397,157

5,000	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AAA	5,700,950

5,010	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	Aaa	5,273,025

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,180,880

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,790,856

4,515	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2010E, 5.000%, 6/01/19	No Opt. Call	AAA	4,540,871

2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,323,624

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
$1,020	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	$1,106,588
3,120	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,576,456
2,725	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,249,453
2,295	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,779,383
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,443,637
2,850	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,452,889
2,310	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,775,881

2,525	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,654,962

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	BBB+	361,912

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,040	5.000%, 7/01/20	No Opt. Call	A+	3,167,437
2,315	5.000%, 7/01/21	No Opt. Call	A+	2,486,032
1,805	5.000%, 7/01/22	No Opt. Call	A+	1,992,431
4,000	5.000%, 7/01/23	No Opt. Call	A+	4,527,280

2,770	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A+	2,846,867

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,790	5.000%, 4/01/19	No Opt. Call	AA	1,790,000
1,880	5.000%, 4/01/20	No Opt. Call	AA	1,942,980

5,280	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A+	5,463,638

10,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/27 (Mandatory Put 10/01/20)	No Opt. Call	AA	10,466,100

	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,400,980
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	10,990,177

	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
85	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	92,091
4,915	5.000%, 10/01/25	10/21 at 100.00	AA+	5,314,639

	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	AA–	576,504
500	5.000%, 9/01/22	No Opt. Call	AA–	553,230
510	5.000%, 9/01/23	No Opt. Call	AA–	578,692

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA–	1,373,965
440	5.000%, 8/15/22	No Opt. Call	AA–	485,197
1,760	5.000%, 8/15/23	No Opt. Call	AA–	1,990,138
2,000	5.000%, 8/15/24	No Opt. Call	AA–	2,313,320
5,500	5.000%, 8/15/25	No Opt. Call	AA–	6,493,795

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	$6,923,746

	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,522,156
865	5.000%, 9/01/20	No Opt. Call	A+	904,202
785	5.000%, 9/01/21	No Opt. Call	A+	845,021

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A–	579,727

335	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	333,422

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	95,510

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	2

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/19 at 100.00	N/R	375,089

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/19 at 100.00	N/R	187,726

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/19 at 100.00	N/R	3
177,335	Total Florida			195,388,338

	Georgia – 1.8%

15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A–	15,006,152

	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2012:
7,085	1.850%, 12/01/49(Mandatory Put 8/22/19)	No Opt. Call	A–	7,079,119
3,000	1.850%, 12/01/49(Mandatory Put 8/22/19)	No Opt. Call	A–	2,997,510

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004B, 1.875%, 4/01/33 (Mandatory Put 10/01/19)	No Opt. Call	A–	3,001,140

1,515	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,690,407

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory Put 12/11/20)	No Opt. Call	Baa1	7,980,080

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	AAA	11,472,490

10,580	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/24	No Opt. Call	AAA	12,262,855

5,000	Georgia State, General Obligation Bonds, Series 2017A, 5.000%, 2/01/32	2/27 at 100.00	AAA	6,040,350

4,355	Georgia State, General Obligation Bonds, Tranche 1 Series 2016A, 5.000%, 2/01/25	No Opt. Call	AAA	5,170,430

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$6,015	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	$7,264,496

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009-2, 2.350%, 10/01/48 (Mandatory Put 12/11/20)	No Opt. Call	A3	1,995,020

3,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.400%, 6/01/49 (Mandatory Put 9/19/19)	No Opt. Call	A2	3,738,600

3,005	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/19	No Opt. Call	AA–	3,054,943

5,270	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory Put 6/01/19)	5/19 at 100.00	A	5,270,580

580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa1	605,137
89,845	Total Georgia			94,629,309

	Hawaii – 0.7%

17,130	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A–	17,391,575

	Hawaii State, General Obligation Bonds, Series 2013EH:
6,850	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	7,392,040
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	70,143

1,490	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A–	1,528,517

5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,009,057

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,564,155
33,425	Total Hawaii			35,955,487

	Idaho – 0.8%

	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2018A:
4,500	5.000%, 3/01/25	No Opt. Call	A–	5,228,730
6,020	5.000%, 3/01/26	No Opt. Call	A–	7,115,700
4,320	5.000%, 3/01/27	No Opt. Call	A–	5,181,322
4,815	5.000%, 3/01/29	9/28 at 100.00	A–	5,793,504
4,880	5.000%, 3/01/31	9/28 at 100.00	A–	5,775,480

12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB–	13,180,248
37,470	Total Idaho			42,274,984

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 10.8%

	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
$250	4.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	$254,510
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	258,663
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	609,957
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,482,713
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,688,862

	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010:
535	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (4)	552,634
2,645	5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	2,791,612

422	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	417,269

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
392	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	390,436
237	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	236,054
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	474,758
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	291,693

19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	B+	23,727,550

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
5,000	5.000%, 12/01/19	No Opt. Call	BB–	5,076,650
7,080	5.000%, 12/01/20	No Opt. Call	BB–	7,348,120
8,340	5.000%, 12/01/21	No Opt. Call	BB–	8,754,998
12,000	5.000%, 12/01/22	No Opt. Call	BB–	12,724,440

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,000	4.000%, 12/01/20	No Opt. Call	BB–	6,130,200
3,205	4.000%, 12/01/22	No Opt. Call	BB–	3,288,618

4,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/22	No Opt. Call	BB–	5,089,776

1,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2018A, 5.000%, 1/01/20 (AMT)	No Opt. Call	A	1,024,150

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (AMT)	No Opt. Call	A	5,278,300

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	2,824,013
1,885	5.000%, 1/01/21	No Opt. Call	A	1,993,934

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/30 – AGC Insured	1/20 at 100.00	AA	5,132,250

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,270	5.000%, 1/01/23	No Opt. Call	BBB+	6,724,951
7,445	5.000%, 1/01/24	No Opt. Call	BBB+	8,064,350
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,609,521
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	2,039,014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	$2,098,528

	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23	No Opt. Call	AA	1,131,460
1,800	5.000%, 12/01/25	12/24 at 100.00	AA	2,062,746

2,830	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,160,601

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA–	4,989,210

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA–	3,736,206
3,000	5.000%, 11/15/33	11/22 at 100.00	AA–	3,203,940

2,940	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/19	No Opt. Call	AA–	2,996,536

	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	834,480
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	849,356

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
760	1.800%, 3/01/20 – BAM Insured	No Opt. Call	AA	756,869
795	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	786,994
835	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	831,209

20,800	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 2.450%, 11/15/39 (Mandatory Put 3/03/26)	No Opt. Call	AA+	20,915,024

2,750	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.875%, 7/01/25 (Mandatory Put 2/13/20)	No Opt. Call	AA–	2,753,383

19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory Put 8/01/20)	No Opt. Call	A	19,382,104

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory Put 11/01/21)	No Opt. Call	A	11,127,223

1,010	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,054,733

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	978,092

10,150	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory Put 4/29/22)	No Opt. Call	AA+	10,223,587

	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
4,145	5.000%, 2/15/20	No Opt. Call	AA+	4,253,350
5,605	5.000%, 2/15/21	No Opt. Call	AA+	5,950,212
5,430	5.000%, 2/15/22	No Opt. Call	AA+	5,935,913
4,000	5.000%, 2/15/23	No Opt. Call	AA+	4,488,800

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
$930	5.000%, 9/01/19	No Opt. Call	AA+	$943,243
8,665	5.000%, 9/01/27	9/22 at 100.00	AA+	9,547,097

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
370	5.000%, 9/01/19	No Opt. Call	AA+	375,269
770	5.000%, 9/01/20	No Opt. Call	AA+	806,113
350	5.000%, 9/01/21	No Opt. Call	AA+	377,538
770	5.000%, 9/01/22	No Opt. Call	AA+	853,861
620	5.000%, 9/01/23	No Opt. Call	AA+	705,200
2,240	5.000%, 9/01/24	No Opt. Call	AA+	2,605,926
865	5.000%, 9/01/25	9/24 at 100.00	AA+	1,006,306

	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,500	5.000%, 12/01/21	No Opt. Call	A3	2,692,450
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,057,221

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
855	5.000%, 7/01/21	No Opt. Call	A	915,423
1,000	5.000%, 7/01/23	No Opt. Call	A	1,125,710
920	5.000%, 7/01/24	No Opt. Call	A	1,057,384

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,804,420
1,100	5.000%, 11/15/21	No Opt. Call	A	1,190,376

1,190	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/20	No Opt. Call	AA–	1,254,212

405	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.250%, 8/15/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	410,488

880	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	A+	1,010,363

	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,000	5.000%, 8/15/19	No Opt. Call	BBB	1,009,910
1,400	5.000%, 8/15/21	No Opt. Call	BBB	1,485,330
1,000	5.000%, 8/15/22	No Opt. Call	BBB	1,085,290
1,015	5.000%, 8/15/24	No Opt. Call	BBB	1,144,707
2,000	5.000%, 8/15/25	No Opt. Call	BBB	2,291,720
3,000	5.000%, 8/15/26	No Opt. Call	BBB	3,484,110

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,045	5.000%, 10/01/19	No Opt. Call	AA+	1,062,681
2,220	5.000%, 10/01/20	No Opt. Call	AA+	2,331,910

5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,614,441

3,690	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	3,817,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
$4,035	5.000%, 2/01/20	No Opt. Call	A1	$4,145,962
10,930	5.000%, 2/01/21	No Opt. Call	A1	11,552,682
5,070	5.000%, 2/01/22	No Opt. Call	A1	5,501,001
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,022,370

5,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/24	No Opt. Call	BBB	5,475,750

	Illinois State, General Obligation Bonds, February Series 2014:
1,390	5.000%, 2/01/20	No Opt. Call	BBB	1,421,928
4,175	5.000%, 2/01/22	No Opt. Call	BBB	4,438,359

3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,460,336

	Illinois State, General Obligation Bonds, November Series 2017D:
350	5.000%, 11/01/21	No Opt. Call	BBB	371,599
20,275	5.000%, 11/01/22	No Opt. Call	BBB	21,866,385
25,985	5.000%, 11/01/23	No Opt. Call	BBB	28,196,064
10,815	5.000%, 11/01/24	No Opt. Call	BBB	11,833,016
6,950	3.250%, 11/01/26	No Opt. Call	BBB	6,751,577
15,250	5.000%, 11/01/27	No Opt. Call	BBB	16,926,737

5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/21	No Opt. Call	BBB	5,221,200

1,290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	BBB	1,319,051

14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB	14,938,003

4,120	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	BBB	4,260,410

	Illinois State, General Obligation Bonds, Series 2013:
4,205	5.000%, 7/01/21	No Opt. Call	BBB	4,432,533
3,140	5.500%, 7/01/25	7/23 at 100.00	BBB	3,411,265

6,220	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013, 5.000%, 6/15/19	No Opt. Call	A–	6,257,320

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,615	5.000%, 12/01/20	No Opt. Call	AA–	1,704,503
1,750	5.000%, 12/01/21	No Opt. Call	AA–	1,902,793
2,100	5.000%, 12/01/22	No Opt. Call	AA–	2,348,493

11,970	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,767,295

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,520	5.000%, 1/01/26	No Opt. Call	AA+	2,988,796
5,055	5.000%, 1/01/27	1/26 at 100.00	AA+	5,946,247

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,060,487
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,109,670
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,233,851
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,482,420

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
$3,225	4.000%, 12/01/19	No Opt. Call	AA	$3,272,827
2,100	4.000%, 12/01/20	No Opt. Call	AA	2,177,112

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
725	5.000%, 12/15/25	No Opt. Call	BBB	804,518
1,925	5.000%, 12/15/26	No Opt. Call	BBB	2,143,122
360	5.000%, 12/15/27	No Opt. Call	BBB	403,060
1,945	5.000%, 12/15/28	12/27 at 100.00	BBB	2,198,472
650	5.000%, 12/15/30	12/27 at 100.00	BBB	725,563

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
290	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	290,702
387	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	389,039
386	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	390,400

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
11,745	5.000%, 6/01/19	No Opt. Call	A	11,807,601
6,025	5.250%, 6/01/20	No Opt. Call	A	6,263,771
280	5.250%, 6/01/21	No Opt. Call	A	300,065

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
4,250	5.000%, 6/01/22	No Opt. Call	A	4,648,905
2,015	5.000%, 6/01/23	No Opt. Call	A	2,256,095
2,525	5.000%, 6/01/24	No Opt. Call	A	2,886,328
5,920	5.000%, 6/01/25	No Opt. Call	A	6,897,155

1,895	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,006,123

1,545	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	1,559,956

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,018,232
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,161,993
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,032,820
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,307,251
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,261,865

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc Obligated Group, Series 2017A:
2,460	5.000%, 2/15/26	No Opt. Call	AA–	2,927,843
3,525	5.000%, 2/15/27	No Opt. Call	AA–	4,258,834

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,495	5.000%, 3/01/20	No Opt. Call	A	2,566,557
2,765	5.000%, 3/01/21	No Opt. Call	A	2,928,522
2,565	5.000%, 3/01/22	No Opt. Call	A	2,792,233

2,415	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,445,236

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
$1,450	0.000%, 2/01/21	No Opt. Call	A+	$1,390,072
6,220	0.000%, 2/01/22	No Opt. Call	A+	5,810,600
6,820	0.000%, 2/01/23	No Opt. Call	A+	6,196,038
541,047	Total Illinois			575,713,864

	Indiana – 3.9%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
1,215	5.000%, 7/15/19	No Opt. Call	AA	1,227,028
815	5.000%, 7/15/20	No Opt. Call	AA	851,072

1,000	Gary, Indiana, Revenue Anticipation Notes, Series 2019, 5.000%, 2/25/20	5/19 at 100.00	N/R	983,950

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,053,820
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,043,870

	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,655	4.000%, 7/15/19	No Opt. Call	AA+	1,666,304
1,540	4.000%, 7/15/20	No Opt. Call	AA+	1,587,032
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,656,605
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,397,384

13,000	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2019A, 4.000%, 1/03/20	No Opt. Call	N/R	13,219,310

275	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B	277,019

2,120	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/20 (ETM)	No Opt. Call	N/R (4)	2,184,914

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,104,218
435	4.000%, 10/01/21	No Opt. Call	A	454,436
145	5.000%, 10/01/23	No Opt. Call	A	161,740

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
30	5.000%, 5/01/19	No Opt. Call	N/R (4)	30,082
835	5.000%, 5/01/19	No Opt. Call	AA–	837,154
30	5.000%, 5/01/20	No Opt. Call	N/R (4)	31,085
735	5.000%, 5/01/20	No Opt. Call	AA–	760,527
65	5.000%, 5/01/21	No Opt. Call	N/R (4)	69,462
1,935	5.000%, 5/01/21	No Opt. Call	AA–	2,061,955

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
375	5.000%, 10/01/19	No Opt. Call	AA	381,308
785	5.000%, 10/01/20	No Opt. Call	AA	823,496

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
$680	5.000%, 10/01/20	No Opt. Call	AA	$713,347
690	5.000%, 10/01/23	No Opt. Call	AA	784,523
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,163,220
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,102,004
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,445,220
800	5.000%, 10/01/27	10/24 at 100.00	AA	931,032

3,065	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	3,055,836

3,040	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	3,030,910

10,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-2, 2.000%, 11/15/36 (Mandatory Put 2/01/23)	No Opt. Call	AA+	10,051,200

260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	278,320

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA	1,646,023
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA	3,799,741

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,367,760

10,215	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	12,188,844

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
285	5.000%, 10/01/19	No Opt. Call	A	289,566
350	5.000%, 10/01/20	No Opt. Call	A	366,261
450	5.000%, 10/01/21	No Opt. Call	A	484,294
460	5.000%, 10/01/22	No Opt. Call	A	508,295
710	5.000%, 10/01/23	No Opt. Call	A	802,996
420	5.000%, 10/01/24	No Opt. Call	A	484,756
505	5.000%, 10/01/25	10/24 at 100.00	A	581,442
760	5.000%, 10/01/26	10/24 at 100.00	A	873,764

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
1,910	5.000%, 10/01/21	No Opt. Call	A	2,055,561
4,400	5.000%, 10/01/22	No Opt. Call	A	4,861,956
10,000	5.000%, 10/01/23	No Opt. Call	A	11,309,800

550	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/19	No Opt. Call	Ba1	550,000

12,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	Aa3	12,461,125

1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,075,930

2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A–	2,663,561

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$13,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A–	$13,074,750

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
800	5.000%, 2/01/20	No Opt. Call	A	821,392
640	5.000%, 2/01/21	No Opt. Call	A	674,797
1,595	4.000%, 2/01/24	No Opt. Call	A	1,739,794

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	Aa3	7,476,675

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2008, 1.850%, 6/01/44 (Mandatory Put 10/01/19)	No Opt. Call	A–	32,283,709

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A–	10,999,700

10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	11,413,301

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,020	3.000%, 7/15/19 – Insured	No Opt. Call	AA	2,028,524
1,255	4.000%, 1/15/20 – Insured	No Opt. Call	AA	1,279,309
197,345	Total Indiana			207,583,009

	Iowa – 0.5%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,380	5.000%, 1/01/20 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,415,618
1,245	5.000%, 1/01/22 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,319,613

3,215	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	3,236,154

4,900	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	5,285,483

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	5/19 at 105.00	B+	2,101,900
4,775	5.875%, 12/01/27, 144A	6/19 at 105.00	B+	5,028,648

9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	10,271,572
27,245	Total Iowa			28,658,988

	Kansas – 0.2%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,090	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,117,719
185	5.000%, 1/01/20	No Opt. Call	AA–	189,677
1,295	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	1,327,932
200	5.000%, 1/01/23	1/20 at 100.00	AA–	204,890

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
$2,245	5.000%, 6/01/25 – NPFG Insured	5/19 at 102.00	A+	$2,295,669
2,945	5.000%, 6/01/26 – NPFG Insured	5/19 at 102.00	A+	3,011,380

2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/20	No Opt. Call	A+	2,093,520
9,960	Total Kansas			10,240,787

	Kentucky – 2.7%

18,500	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.050%, 9/01/42 (Mandatory Put 9/01/19)	No Opt. Call	A1	18,435,990

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,579,605
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,478,593
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,678,000
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,730,250

9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	9,818,451

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	A1	6,115,560

3,050	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2015A, 5.000%, 12/01/20	No Opt. Call	AAA	3,223,667

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,025	5.000%, 12/01/19	No Opt. Call	BBB+	5,126,505
2,100	3.500%, 12/01/20	No Opt. Call	BBB+	2,152,395
3,025	5.000%, 12/01/23	6/22 at 100.00	BBB+	3,303,663
2,970	5.000%, 12/01/24	6/22 at 100.00	BBB+	3,249,269

4,025	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.250%, 6/01/33 (Mandatory Put 6/03/19)	No Opt. Call	A1	4,020,653

6,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.250%, 6/01/33 (Mandatory Put 6/03/19)	No Opt. Call	A1	6,492,980

7,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	7,599,975

2,020	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory Put 8/01/19)	8/19 at 100.00	A1	2,021,939

4,520	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Refunding Series 2016, 4.000%, 9/01/27	No Opt. Call	A1	5,040,433

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
$60	6.000%, 3/01/20 (ETM)	No Opt. Call	Baa2 (4)	$62,407
1,090	6.000%, 3/01/20	No Opt. Call	Baa2	1,127,245
420	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (4)	454,940
800	6.000%, 3/01/21	No Opt. Call	Baa2	856,024

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,695,412

10,470	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	11,382,356

5,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A3	5,417,950

8,050	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	N/R	8,160,607

6,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	6,834,274

4,915	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,386,447
138,335	Total Kentucky			144,445,590

	Louisiana – 4.6%

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,364,721

	Ernest N Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	AA+	2,523,725
2,070	5.000%, 7/15/20	No Opt. Call	AA+	2,157,292

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
2,350	5.000%, 6/01/19	No Opt. Call	A1	2,362,831
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,175,783
2,075	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,221,889
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,859,560

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,390	5.000%, 6/01/23	No Opt. Call	A1	37,785,126
9,000	5.000%, 6/01/24	No Opt. Call	A1	10,431,360

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,562,041
2,245	5.000%, 8/01/24	No Opt. Call	AA	2,595,781

180	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	5/19 at 100.00	AA–	180,621

30,145	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	30,368,375

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A:
$1,000	3.000%, 10/01/22	No Opt. Call	A	$1,034,510
1,800	5.000%, 10/01/23	No Opt. Call	A	2,030,796
1,070	5.000%, 10/01/24	No Opt. Call	A	1,233,164
3,000	4.000%, 10/01/25	No Opt. Call	A	3,332,310

29,790	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/25)	No Opt. Call	A+	34,707,137

7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s Medical Center Hospital, Series 2015A-3 Term Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/23)	No Opt. Call	A+	8,025,302

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,785	5.000%, 6/01/19	No Opt. Call	A1	1,794,693
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,206,573

1,040	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,133,340

1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,791,504

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014:
710	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	764,635
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	641,950
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,636,333
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,810,157

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,600	5.000%, 7/01/19	No Opt. Call	AA–	1,613,072
1,115	5.000%, 7/01/20	No Opt. Call	AA–	1,160,748
7,265	5.000%, 7/01/26	7/23 at 100.00	AA–	8,159,322

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,520	5.000%, 5/01/29	11/27 at 100.00	AA–	3,077,248
3,000	5.000%, 5/01/30	11/27 at 100.00	AA–	3,641,040
3,070	5.000%, 5/01/31	11/27 at 100.00	AA–	3,705,858

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
80	5.000%, 5/01/19	No Opt. Call	Aa2	80,223
95	5.000%, 5/01/20	No Opt. Call	Aa2	98,393
3,570	5.000%, 5/01/21	No Opt. Call	Aa2	3,817,115

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA–	7,756,630

900	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19 (ETM)	No Opt. Call	N/R (4)	910,170

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA–	7,062,595

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
$2,860	5.000%, 12/01/19	No Opt. Call	AA–	$2,923,120
2,500	5.000%, 12/01/20	No Opt. Call	AA–	2,631,350
3,600	5.000%, 12/01/21	No Opt. Call	AA–	3,901,536

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,025	4.000%, 12/01/19	No Opt. Call	AA–	1,040,888
1,500	5.000%, 12/01/20	No Opt. Call	AA–	1,578,810
2,000	5.000%, 12/01/21	No Opt. Call	AA–	2,167,520

7,900	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	8,330,866

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,139,420
525	5.000%, 6/01/26	6/25 at 100.00	A	608,717

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,124,277

6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,694,540

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A	2,462,581

	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,022,850
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,090,970

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,824,587
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,841,045
224,510	Total Louisiana			246,197,000

	Maryland – 0.5%

8,155	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	8,170,657

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	677,531
660	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	677,642

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	BBB+	576,558
1,000	5.000%, 7/01/22	No Opt. Call	BBB+	1,095,530
250	5.000%, 7/01/23	No Opt. Call	BBB+	280,125
500	5.000%, 7/01/24	No Opt. Call	BBB+	572,250

4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.000%, 7/01/19	No Opt. Call	BBB	4,031,480

4,400	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2018B, 5.000%, 11/01/29	11/28 at 100.00	AAA	5,545,452

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$1,895	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	BB	$1,895,057

1,270	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB	1,265,466

845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB	848,017
24,190	Total Maryland			25,635,765

	Massachusetts – 2.1%

3,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/23	1/20 at 100.00	A+	3,921,696

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BB+	598,713
375	5.000%, 7/01/20	No Opt. Call	BB+	386,321
555	5.000%, 7/01/21	No Opt. Call	BB+	584,160
690	5.000%, 7/01/22	No Opt. Call	BB+	740,356
625	5.000%, 7/01/23	No Opt. Call	BB+	681,656
735	5.000%, 7/01/24	No Opt. Call	BB+	812,675
795	5.000%, 7/01/25	7/24 at 100.00	BB+	877,243

1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A–	1,735,155

	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,775	5.000%, 7/01/29	7/28 at 100.00	A–	3,302,028
2,750	5.000%, 7/01/30	7/28 at 100.00	A–	3,248,987
2,495	5.000%, 7/01/31	7/28 at 100.00	A–	2,929,953
2,100	5.000%, 7/01/32	7/28 at 100.00	A–	2,456,454

	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
825	5.000%, 7/01/20	No Opt. Call	BBB+	857,884
1,300	5.000%, 7/01/21	No Opt. Call	BBB+	1,389,193
815	5.000%, 7/01/23	No Opt. Call	BBB+	912,849

4,985	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 2009C, 6.250%, 11/15/32 (Pre-refunded 5/15/19)	5/19 at 100.00	AA– (4)	5,013,066

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
1,000	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	1,008,450
1,000	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (4)	1,042,300

20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory Put 7/01/20)	No Opt. Call	Aa1	19,927,071

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,962,660

16,400	Massachusetts State, General Obligation Bonds, Revenue Anticipation Note Series 2018B, 4.000%, 5/23/19	No Opt. Call	N/R	16,459,368

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$17,000	Massachusetts State, General Obligation Bonds, Series 2019B, 5.000%, 1/01/21 (WI/DD, Settling 5/03/19)	No Opt. Call	Aa1	$17,957,780

9,600	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/33	6/21 at 100.00	AA+	9,971,904
106,845	Total Massachusetts			112,777,922

	Michigan – 2.1%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,522,980

	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20	No Opt. Call	A	1,145,001
1,100	5.000%, 7/01/21	No Opt. Call	A	1,175,724

1,835	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A, 5.000%, 12/01/21	No Opt. Call	AA–	1,994,718

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory Put 8/15/19)	No Opt. Call	AA+	4,565,576

21,000	Michigan Finance Authority, State Aid Revenue Notes, Series 2018A-1, 4.000%, 8/20/19	No Opt. Call	N/R	21,187,950

15,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory Put 6/01/23)	No Opt. Call	AA+	16,342,500

6,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	6,386,930

	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C:
3,505	3.550%, 6/01/29	12/27 at 100.00	AA+	3,736,400
3,825	3.650%, 6/01/30	12/27 at 100.00	AA+	4,044,746
3,810	3.700%, 12/01/30	12/27 at 100.00	AA+	4,051,097

1,805	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2019A, 3.350%, 12/01/34 (WI/DD, Settling 4/11/19)	6/28 at 100.00	AA+	1,838,393

5,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2016A, 3.100%, 12/01/31	6/26 at 100.00	AA+	5,062,600

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C:
1,000	5.000%, 12/01/19	No Opt. Call	AA–	1,022,340
1,000	5.000%, 12/01/20	No Opt. Call	AA–	1,055,420
1,000	5.000%, 12/01/21	No Opt. Call	AA–	1,086,760

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,150,781

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (4)	1,610,136

8,485	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,248,268

8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	7,776,800

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
$1,100	4.000%, 5/01/19	No Opt. Call	Aa1	$1,102,156
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,068,160

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa3	767,111
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,036,920

2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,798,230

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	4,988,582
108,740	Total Michigan			111,766,279

	Minnesota – 0.6%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AAA	759,863
1,615	5.000%, 2/01/25	2/20 at 100.00	AAA	1,660,220
1,690	5.000%, 2/01/26	2/20 at 100.00	AAA	1,737,185

1,680	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,933,075

2,500	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA	2,582,700

19,420	Minnesota State, 911 Revenue Bonds, Public Safety Radio Communication System Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	AA+	20,207,869

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	999,035

2,880	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA–	3,155,357
31,425	Total Minnesota			33,035,304

	Mississippi – 0.8%

1,000	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,113,810

6,865	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A–	6,921,293

9,385	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A–	9,450,226

20,430	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	20,521,322

3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,151,481
41,360	Total Mississippi			42,158,132

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 0.5%

	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
$745	3.000%, 11/01/20	No Opt. Call	N/R	$748,539
765	4.000%, 11/01/22	No Opt. Call	N/R	788,937
755	4.000%, 11/01/23	No Opt. Call	N/R	780,202

325	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/20	No Opt. Call	BBB–	333,213

	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,649,603
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,833,604

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	551,254
440	5.000%, 5/01/20	No Opt. Call	BBB+	452,690
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,053,000
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,659,372
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,443,618

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,821,333
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,820,350

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A2	1,769,751
1,725	5.000%, 7/01/21	No Opt. Call	A2	1,850,856
1,000	5.000%, 7/01/22	No Opt. Call	A2	1,103,510
1,085	5.000%, 7/01/23	No Opt. Call	A2	1,226,603
26,590	Total Missouri			28,886,435

	Montana – 0.7%

30,720	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	30,837,351

	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, Refunding Series 2018:
1,000	5.000%, 7/01/27	No Opt. Call	A+	1,222,240
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,308,917
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,650,167

1,295	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System Obligated Group, Refunding Series 2016, 5.000%, 2/15/21	No Opt. Call	A+	1,370,822
35,405	Total Montana			36,389,497

	Nebraska – 1.1%

8,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A3	8,871,440

4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	4,854,201

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$1,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/22	No Opt. Call	A	$1,104,040

830	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 5.000%, 6/15/19	No Opt. Call	AA–	835,769

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	11/21 at 100.00	A–	1,021,680

2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.150%, 9/01/34 (WI/DD, Settling 4/30/19)	3/28 at 100.00	AA+	2,011,500

1,730	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	1,885,077

1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,820,110

2,500	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/20	No Opt. Call	A2	2,560,925

3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,329,944

27,660	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A	27,865,514
54,085	Total Nebraska			56,160,200

	Nevada – 0.7%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (AMT)	No Opt. Call	A+	1,037,880
2,000	5.000%, 7/01/21 (AMT)	No Opt. Call	A+	2,132,660

10,280	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2018A, 5.000%, 7/01/21	No Opt. Call	A+	11,020,674

3,840	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.600%, 1/01/36 (Mandatory Put 5/21/20)	No Opt. Call	A+	3,821,952

1,825	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.250%, 10/01/29 (Mandatory Put 6/03/19)	No Opt. Call	A+	1,822,609

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,356,150

10,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Mandatory Put 6/03/19) (AMT)	No Opt. Call	A+	9,991,100
33,945	Total Nevada			35,183,025

	New Hampshire – 0.2%

10,055	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A–	10,306,475

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
$600	5.000%, 10/01/19	No Opt. Call	A–	$609,372
1,265	5.000%, 10/01/20	No Opt. Call	A–	1,321,470
1,185	5.000%, 10/01/21	No Opt. Call	A–	1,272,003
13,105	Total New Hampshire			13,509,320

	New Jersey – 4.6%

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	5/19 at 100.00	Baa2	3,901,864

1,950	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB–	2,088,665

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,473,857
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	969,505

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
245	4.000%, 6/15/19	No Opt. Call	BBB+	246,024
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,030,900
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,380,585
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	3,001,873
1,425	5.000%, 6/15/22	No Opt. Call	BBB+	1,551,027
520	5.000%, 6/15/22	No Opt. Call	AA	565,989
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,131,888
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,895,160
8,600	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,293,418
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,470,220
775	4.250%, 6/15/27	6/22 at 100.00	BBB+	816,129

7,240	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	7,264,544

25,320	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	26,849,075

17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A–	18,393,490

	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	A–	5,236,150
5,000	5.000%, 11/01/21	No Opt. Call	A–	5,353,900

1,545	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – AGC Insured	No Opt. Call	AA	1,612,795

350	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	353,416

4,260	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/19	No Opt. Call	BB+	4,282,109

2,000	New Jersey Sports and Exposition Authority, State Contract Bonds, Refunding Series 2018A, 4.000%, 9/01/19	No Opt. Call	A–	2,016,040

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
$800	4.000%, 6/15/19	No Opt. Call	A+	$803,536
575	4.000%, 6/15/20	No Opt. Call	A+	588,725
14,500	3.000%, 6/15/21	No Opt. Call	A+	14,767,960
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,228,688
14,880	3.000%, 6/15/22	No Opt. Call	A+	15,242,179
1,165	5.000%, 6/15/22	No Opt. Call	A+	1,265,015
3,525	5.000%, 6/15/24	No Opt. Call	A+	3,989,806
5,045	5.000%, 6/15/28	6/26 at 100.00	A+	5,811,790
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,103,136

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 6/15/19	No Opt. Call	A–	1,006,640

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,161,990

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	1,922,972

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB–	4,503,390

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
2,345	5.000%, 6/01/22	No Opt. Call	A	2,550,539
1,325	5.000%, 6/01/23	No Opt. Call	A	1,472,367
5,500	5.000%, 6/01/24	No Opt. Call	A	6,219,015
2,040	5.000%, 6/01/25	No Opt. Call	A	2,347,204
5,000	5.000%, 6/01/26	No Opt. Call	A	5,840,050
5,905	5.000%, 6/01/29	6/28 at 100.00	A–	6,985,084
2,735	4.000%, 6/01/37	6/28 at 100.00	A–	2,781,331

17,800	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB+	18,357,496

	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	7,024,595
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,355,793
232,180	Total New Jersey			246,507,924

	New Mexico – 1.7%

11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB+	10,938,561

26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB+	25,714,520

4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB+	3,963,000

7,285	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory Put 4/01/20)	No Opt. Call	A–	7,235,462

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$11,120	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory Put 4/01/20)	No Opt. Call	A–	$11,044,384

15,355	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	15,514,692

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,348,951
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,356,182
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,551,627
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,655,338
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,757,166
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,865,906
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,982,184
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,051,984
87,070	Total New Mexico			87,979,957

	New York – 5.8%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	544,965

	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A:
5	5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,066
1,620	5.000%, 8/15/19	No Opt. Call	AA	1,640,525

1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,395,424

355	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	403,983

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,500	4.000%, 12/01/19, 144A	No Opt. Call	BBB–	1,518,060
1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB–	1,029,430
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB–	1,255,044
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB–	1,096,270
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB–	2,239,260

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A:
5	5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	5,476
12,280	5.000%, 12/15/21	No Opt. Call	AA+	13,408,409

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	398,988
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	495,677
640	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	602,701
1,315	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,208,893

3,805	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	N/R (4)	3,805,000

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,081,400

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2016B-2, 5.000%, 11/15/32	11/26 at 100.00	AA	$5,964,900

25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J, 5.000%, 5/15/20	No Opt. Call	N/R	25,887,250

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	10,645,900

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019A, 4.000%, 2/03/20	No Opt. Call	N/R	10,191,400

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Series 2017C-2A, 4.000%, 5/15/19	No Opt. Call	N/R	10,029,000

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	5,409,517

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A–	2,254,818
1,030	5.000%, 7/01/24	No Opt. Call	A–	1,179,937
650	5.000%, 7/01/25	7/24 at 100.00	A–	743,808
1,000	5.000%, 7/01/26	7/24 at 100.00	A–	1,140,520
1,500	5.000%, 7/01/27	7/24 at 100.00	A–	1,700,955

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	11/20 at 100.00	AA+	3,523,625
34,500	2.350%, 7/01/22	3/21 at 100.00	AA+	34,868,805
13,000	2.750%, 5/01/50(Mandatory Put 12/29/23)	12/22 at 100.00	AA+	13,234,520

3,730	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 3.450%, 11/01/34	2/27 at 100.00	AA+	3,837,872

13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa1	15,767,693

14,290	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory Put 5/01/20) (AMT)	No Opt. Call	A–	14,412,322

5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32 (Mandatory Put 7/01/25)	No Opt. Call	A1	5,157,950

50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory Put 7/01/25) (AMT)	No Opt. Call	A1	51,941,000

	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
5,000	2.550%, 11/01/22	9/20 at 100.00	Aa2	5,084,900
5,250	2.650%, 5/01/23	4/21 at 100.00	Aa2	5,352,480
3,000	2.700%, 11/01/23	8/22 at 100.00	Aa2	3,066,630

9,100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	Aa2	9,355,528

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2018J, 2.500%, 5/01/22	6/20 at 100.00	Aa2	$5,027,100

	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E:
4,000	1.950%, 5/01/22	11/20 at 100.00	Aa2	4,004,600
2,250	2.100%, 5/01/23	9/20 at 100.00	Aa2	2,252,250

5,455	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A2	5,470,110

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A–	571,890
500	5.000%, 7/01/27	7/24 at 100.00	A–	567,250

	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,285	5.000%, 6/01/20	No Opt. Call	A	1,330,605
3,000	5.000%, 6/01/21	No Opt. Call	A	3,192,540
2,500	5.000%, 6/01/22	No Opt. Call	A	2,728,775
3,335	5.000%, 6/01/23	No Opt. Call	A	3,723,994
1,900	5.000%, 6/01/26	No Opt. Call	A	2,227,408

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,521,398
2,510	3.000%, 8/15/23	No Opt. Call	A	2,601,766
296,280	Total New York			309,105,587

	North Carolina – 0.6%

3,330	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2009, 5.250%, 7/01/22	7/19 at 100.00	AAA	3,360,436

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
3,005	5.000%, 1/01/26	No Opt. Call	A	3,610,177
2,800	5.000%, 1/01/27	1/26 at 100.00	A	3,342,108

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,090	5.000%, 5/01/19	No Opt. Call	AA+	1,093,074
3,605	5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	3,615,238

13,655	Wake County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/23	No Opt. Call	AAA	15,441,347

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	244,534
27,720	Total North Carolina			30,706,914

	North Dakota – 0.4%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
1,115	5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	1,197,554
100	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	107,404

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
$1,000	4.000%, 7/15/19	No Opt. Call	BBB+	$1,005,210
2,105	4.000%, 7/15/20	No Opt. Call	BBB+	2,147,079
2,185	4.000%, 7/15/21	No Opt. Call	BBB+	2,253,500
2,275	4.000%, 7/15/22	No Opt. Call	BBB+	2,371,005
2,365	5.000%, 7/15/23	7/22 at 100.00	BBB+	2,555,028
2,485	5.000%, 7/15/24	7/22 at 100.00	BBB+	2,683,005
5,485	5.000%, 7/15/25	7/22 at 100.00	BBB+	5,914,804

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
725	4.000%, 5/01/19	No Opt. Call	A+	726,298
800	4.000%, 5/01/20	No Opt. Call	A+	818,824
800	4.000%, 5/01/21	No Opt. Call	A+	832,552
21,440	Total North Dakota			22,612,263

	Ohio – 5.9%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA–	2,163,780
2,655	5.000%, 11/15/22	5/22 at 100.00	AA–	2,906,800

6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA–	6,413,580

20,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory Put 5/05/22)	No Opt. Call	A+	21,925,000

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
66,660	5.125%, 6/01/24	4/19 at 100.00	B–	63,633,636
9,740	5.375%, 6/01/24	4/19 at 100.00	B–	9,384,490
5,875	5.875%, 6/01/30	4/19 at 100.00	B–	5,750,156
9,070	5.750%, 6/01/34	4/19 at 100.00	B–	8,770,146

	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A–	1,081,320
1,000	5.000%, 12/01/22	No Opt. Call	A–	1,110,800
1,225	5.000%, 12/01/24	No Opt. Call	A–	1,420,718
1,000	5.000%, 12/01/25	No Opt. Call	A–	1,179,370

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
725	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	743,277
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,003,894

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA+	1,502,943
1,540	5.000%, 12/01/20	12/19 at 100.00	AA+	1,574,712
1,620	5.000%, 12/01/21 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,657,827

5,255	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/30	10/28 at 100.00	AAA	6,565,912

5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA–	5,802,883

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
$1,015	5.000%, 6/15/19	No Opt. Call	Baa3	$1,020,877
1,000	5.000%, 6/15/21	No Opt. Call	Baa3	1,059,720

1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,140,060

3,075	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obligation Series 2013, 1.750%, 12/01/46 (Mandatory Put 8/01/19)	8/19 at 100.00	AA–	3,075,369

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,252,707
340	5.000%, 5/15/22	No Opt. Call	AA	374,418
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,174,680

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,643,728

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,600	5.000%, 1/01/20	No Opt. Call	AA	2,666,118
1,700	5.000%, 1/01/23	No Opt. Call	AA	1,904,833

1,485	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,537,094

3,035	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	5/19 at 100.00	BBB+	3,046,472

10,000	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	10,562,000

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
270	5.000%, 2/15/20	No Opt. Call	BB+	275,222
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,081,020

5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	4,403,200

4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 0.000%, 3/01/23 (6)	No Opt. Call	N/R	3,771,100

3,820	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (6)	No Opt. Call	CCC+	3,820,000

35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	30,297,800

1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	872,900

35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34 (6)	No Opt. Call	N/R	30,100

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (6)	No Opt. Call	N/R	$2,171,500

1,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28 (AMT), 144A	No Opt. Call	N/R	1,085,094

3,250	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34	3/28 at 100.00	Aaa	3,382,698

6,460	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,998,958

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	13,255,745

17,500	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	18,823,875

26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	29,351,400

5,380	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (6)	No Opt. Call	N/R	4,626,800

3,315	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (6)	No Opt. Call	N/R	2,850,900

2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory Put 6/03/19) (6)	No Opt. Call	N/R	1,930,700

1,175	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (6)	No Opt. Call	N/R	1,010,500

7,135	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	6,136,100

120	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory Put 6/03/19) (6)	No Opt. Call	N/R	103,200

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc, Series 2007A, 6.100%, 7/01/17 (AMT) (6)	No Opt. Call	N/R	10
314,005	Total Ohio			312,328,142

	Oklahoma – 3.0%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,435	4.000%, 9/01/19	No Opt. Call	AA–	1,449,723
4,185	4.500%, 9/01/20	No Opt. Call	AA–	4,355,748

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017:
1,015	3.000%, 9/01/19	No Opt. Call	AA–	1,020,867
3,795	4.000%, 9/01/24	No Opt. Call	AA–	4,183,039

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
$6,015	5.000%, 6/01/19	No Opt. Call	A+	$6,047,962
6,505	5.000%, 6/01/23	No Opt. Call	A+	7,322,158

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017:
1,315	4.000%, 9/01/20	No Opt. Call	A	1,357,619
1,250	5.000%, 9/01/29	9/27 at 100.00	A	1,493,700

2,755	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	2,777,784

1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,156,870

2,150	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015, 5.000%, 9/01/20	No Opt. Call	A+	2,250,211

1,955	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,347,720

	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
385	5.000%, 9/01/24	No Opt. Call	A–	439,778
310	5.000%, 9/01/25	No Opt. Call	A–	360,859
200	5.000%, 9/01/26	No Opt. Call	A–	236,554
450	5.000%, 9/01/27	No Opt. Call	A–	539,959
500	5.000%, 9/01/29	9/28 at 100.00	A–	604,995
350	5.000%, 9/01/30	9/28 at 100.00	A–	420,795
1,100	5.000%, 9/01/31	9/28 at 100.00	A–	1,309,924
300	5.000%, 9/01/32	9/28 at 100.00	A–	355,593

	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A–	1,535,045
1,000	5.000%, 9/01/32	9/28 at 100.00	A–	1,169,940
1,195	5.000%, 9/01/33	9/28 at 100.00	A–	1,394,099

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
5,015	5.000%, 9/01/20	No Opt. Call	A–	5,243,734
4,395	5.000%, 9/01/21	No Opt. Call	A–	4,697,596

	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A–	1,102,482
1,000	5.000%, 9/01/27	9/26 at 100.00	A–	1,176,680
1,030	5.000%, 9/01/28	9/26 at 100.00	A–	1,209,797

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,618,140
425	5.000%, 10/01/22	No Opt. Call	A+	470,381

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,275	5.000%, 9/01/23	No Opt. Call	A+	1,440,941
3,000	5.000%, 9/01/24	No Opt. Call	A+	3,464,940

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
$575	5.000%, 8/15/22	No Opt. Call	Baa3	$624,824
2,295	5.000%, 8/15/24	No Opt. Call	Baa3	2,583,344
1,850	5.000%, 8/15/25	No Opt. Call	Baa3	2,116,326
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,160,640
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,292,035
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,185,570

1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,979,042

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
525	5.000%, 9/01/19	No Opt. Call	A–	532,124
685	5.000%, 9/01/20	No Opt. Call	A–	716,243
745	5.000%, 9/01/21	No Opt. Call	A–	795,206

	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
1,675	3.000%, 9/01/20	No Opt. Call	A+	1,704,798
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,847,266
5,245	4.000%, 9/01/24	No Opt. Call	A+	5,784,134

	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	N/R	780,055
800	3.000%, 4/01/22	No Opt. Call	N/R	822,600
825	3.000%, 4/01/23	No Opt. Call	N/R	855,121
850	3.000%, 4/01/24	No Opt. Call	N/R	882,648
725	4.000%, 4/01/25	No Opt. Call	N/R	791,961
770	4.000%, 4/01/26	4/25 at 100.00	N/R	838,153
715	4.000%, 4/01/27	4/25 at 100.00	N/R	774,295

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
175	4.000%, 10/01/19	No Opt. Call	AA–	177,160
645	5.000%, 10/01/21	No Opt. Call	AA–	697,445

	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,370	5.000%, 12/01/19	No Opt. Call	A	1,398,948
1,000	4.000%, 12/01/21	No Opt. Call	A	1,055,180
850	4.000%, 12/01/23	No Opt. Call	A	924,494
1,100	5.000%, 12/01/25	No Opt. Call	A	1,288,353

7,635	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	7,741,814

1,610	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,732,730

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,065	5.000%, 9/01/22	No Opt. Call	AA–	1,181,362
6,340	5.000%, 9/01/23	No Opt. Call	AA–	7,205,473

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A:
$5,915	5.000%, 9/01/27	No Opt. Call	AA–	$7,208,374
10,000	5.000%, 9/01/28	No Opt. Call	AA–	12,336,300

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	631,480
765	5.000%, 9/01/23	No Opt. Call	A+	866,294
600	5.000%, 9/01/24	No Opt. Call	A+	695,328
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,509,261

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,265,753
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,218,520

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
1,500	5.000%, 9/01/20	No Opt. Call	A+	1,569,915
1,650	5.000%, 9/01/21	No Opt. Call	A+	1,778,601
1,500	5.000%, 9/01/22	No Opt. Call	A+	1,661,790
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,132,410

	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
1,200	5.000%, 3/01/23	No Opt. Call	A–	1,331,880
1,200	5.000%, 3/01/25	No Opt. Call	A–	1,385,652
1,625	5.000%, 3/01/27	No Opt. Call	A–	1,929,557
142,285	Total Oklahoma			157,546,092

	Oregon – 1.2%

	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
1,800	0.000%, 6/15/21	No Opt. Call	AA+	1,829,286
1,745	0.000%, 6/15/22	No Opt. Call	AA+	1,829,510
1,785	0.000%, 6/15/23	No Opt. Call	AA+	1,926,176
2,315	0.000%, 6/15/24	No Opt. Call	AA+	2,542,264
1,305	0.000%, 6/15/25	No Opt. Call	AA+	1,466,768
1,085	0.000%, 6/15/26	No Opt. Call	AA+	1,243,790
1,000	0.000%, 6/15/27	No Opt. Call	AA+	1,161,420

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,189,055
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	5,954,350

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,893,394
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,466,040

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
1,400	4.000%, 6/15/23	No Opt. Call	Aa1	1,537,060
1,000	5.000%, 6/15/25	No Opt. Call	Aa1	1,192,820

11,400	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	11,580,576

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$7,500	Oregon State Business Development Commission, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	$8,155,500

1,050	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,054,420

5,000	Portland, Oregon, Tax Anticipation Notes, Fire & Police Disability and Retirement Fund, Series 2018, 4.000%, 6/26/19	No Opt. Call	N/R	5,028,850
58,760	Total Oregon			65,051,279

	Pennsylvania – 5.8%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,268,994
1,405	5.000%, 4/01/23	No Opt. Call	A	1,559,634
2,415	5.000%, 4/01/24	No Opt. Call	A	2,736,461
2,520	5.000%, 4/01/25	No Opt. Call	A	2,906,719
2,000	5.000%, 4/01/26	No Opt. Call	A	2,344,880
4,245	5.000%, 4/01/27	No Opt. Call	A	5,043,018

1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Ba3	1,071,880

	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,750	4.000%, 2/15/20 – AGM Insured	No Opt. Call	AA	1,780,293
1,650	4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,709,615

5,055	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	4,347,300

4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	4,183,900

1,940	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/27	No Opt. Call	A	2,328,213

1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,176,120

	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A:
40	3.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	40,137
1,080	3.000%, 7/01/19	No Opt. Call	AA	1,083,802

1,250	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2019, 5.000%, 9/30/19, 144A	7/19 at 100.00	N/R	1,251,700

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	7,966,556

	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,000	5.000%, 6/01/21	No Opt. Call	A1	2,134,080
2,000	5.000%, 6/01/22	No Opt. Call	A1	2,190,300
2,515	5.000%, 6/01/23	No Opt. Call	A1	2,819,139
3,175	5.000%, 6/01/24	No Opt. Call	A1	3,637,725

450	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/19	No Opt. Call	Baa3	450,864

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2018B:
$8,505	5.000%, 1/01/23	No Opt. Call	A+	$9,510,036
6,665	5.000%, 1/01/24	No Opt. Call	A+	7,636,224

13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A	13,232,180

9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A	8,931,140

375	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19 (ETM)	No Opt. Call	N/R (4)	390,251

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,081,890

1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A+	1,452,850

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	3,803,659

1,235	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.000%, 1/15/20	No Opt. Call	Ba1	1,259,712

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory Put 4/01/20)	No Opt. Call	BBB+	5,008,350

6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	6,262,000

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,011,700

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory Put 4/01/20)	No Opt. Call	BBB+	7,512,525

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/31/23	5/19 at 100.00	N/R	151,250

107	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	31,990

5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	5,112,700

3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory Put 6/01/19) (6)	No Opt. Call	N/R	3,065,900

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$8,750	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2009, 2.800%, 12/01/33 (Mandatory Put 12/01/21)	No Opt. Call	A–	$8,889,300

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
335	5.000%, 1/01/20	7/19 at 100.00	Aaa	337,881
365	5.000%, 7/01/20	7/19 at 100.00	Aaa	368,146

2,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.250%, 11/01/41 (Mandatory Put 5/01/21)	No Opt. Call	A–	2,299,103

2,250	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory Put 5/01/21)	No Opt. Call	A–	2,279,070

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
1,850	2.200%, 11/01/31(Mandatory Put 11/01/21)	No Opt. Call	A–	1,839,196
3,500	2.720%, 11/01/31(Mandatory Put 5/01/21)	11/19 at 100.00	A–	3,501,330

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
3,390	3.000%, 4/01/27 (AMT)	No Opt. Call	AA+	3,452,376
3,345	3.050%, 10/01/27 (AMT)	4/27 at 100.00	AA+	3,411,733
8,750	3.400%, 10/01/32 (AMT)	4/27 at 100.00	AA+	8,789,287

1,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32 (AMT)	10/27 at 100.00	AA+	1,047,909

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,390	5.000%, 6/01/21	No Opt. Call	A3	2,550,226
15,000	5.000%, 6/01/22	No Opt. Call	A3	16,422,300
23,660	5.000%, 6/01/23	No Opt. Call	A3	26,480,745
12,485	5.000%, 6/01/24	No Opt. Call	A3	14,264,986
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,334,830
5,630	5.000%, 6/01/25	No Opt. Call	A3	6,541,666
4,265	5.000%, 6/01/29	6/26 at 100.00	A3	4,963,180

17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	18,172,700

3,475	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016, 5.000%, 10/01/20	No Opt. Call	A	3,646,457

515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	531,212

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,348,921
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,471,936
1,675	5.000%, 12/01/21	No Opt. Call	A+	1,810,759
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,663,950

2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,260,710

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	$1,993,649

2,515	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/23	No Opt. Call	AA–	2,844,968

1,180	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017, 5.000%, 6/01/24	No Opt. Call	AA–	1,365,767

	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
1,045	5.000%, 11/01/21	No Opt. Call	A–	1,122,508
2,410	5.000%, 11/01/22	No Opt. Call	A–	2,649,337
2,530	5.000%, 11/01/23	No Opt. Call	A–	2,833,802
2,665	5.000%, 11/01/24	No Opt. Call	A–	3,043,217
2,550	5.000%, 11/01/25	No Opt. Call	A–	2,956,853

3,270	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	AA	3,586,307
290,656	Total Pennsylvania			306,562,004

	Rhode Island – 0.1%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	A	703,822
1,165	5.000%, 7/01/20	No Opt. Call	A	1,206,929
1,360	5.000%, 7/01/21	No Opt. Call	A	1,449,583
3,225	Total Rhode Island			3,360,334

	South Carolina – 0.9%

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,672,439
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,491,000

1,745	Greenwood Fifty School Facilities, Inc, South Carolina, Installment Purchase Revenue Bonds, Greenwood School District 50 Project, Refunding Series 2016, 5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,785,624

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
1,075	5.000%, 12/01/19	No Opt. Call	A1	1,100,026
600	5.000%, 12/01/20	No Opt. Call	A1	634,674

1,040	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,117,688

350	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	416,332

730	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	787,458

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$3,620	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	$3,913,871

7,500	Richland County, South Carolina, General Obligation Bonds, Transportation Sales & Use Tax, Anticipation Note Series 2019, 3.000%, 2/27/20	No Opt. Call	N/R	7,593,300

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,061,596
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,105,960

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	1,669,240
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	3,280,920
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	4,029,200
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	2,281,560

1,750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A+	1,888,040

1,425	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2015C, 5.000%, 12/01/19 (ETM)	No Opt. Call	A+ (4)	1,457,789

1,240	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A+	1,369,964

	Sumter Two School Facilities, Inc, South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,529,790
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,048,160
43,715	Total South Carolina			47,234,631

	South Dakota – 0.1%

455	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	473,082

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	405,404
320	4.000%, 11/01/20	No Opt. Call	A+	331,530
525	4.000%, 11/01/21	No Opt. Call	A+	555,571
650	5.000%, 11/01/24	No Opt. Call	A+	757,061

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	683,514
800	5.000%, 11/01/21	No Opt. Call	A+	866,488
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,257,509
4,930	Total South Dakota			5,330,159

	Tennessee – 1.1%

1,510	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 4.000%, 9/01/20	No Opt. Call	AA+	1,562,608

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
$2,500	5.000%, 1/01/20	No Opt. Call	A+	$2,558,475
1,500	4.000%, 1/01/21	No Opt. Call	A+	1,554,375

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2019:
2,325	5.000%, 11/15/32	2/29 at 100.00	A	2,782,979
2,810	5.000%, 11/15/33	2/29 at 100.00	A	3,334,711

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,070	4.000%, 11/01/19	No Opt. Call	A	1,084,830
810	4.000%, 11/01/20	No Opt. Call	A	839,565
500	4.000%, 11/01/21	No Opt. Call	A	528,205
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,108,558

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,615	5.000%, 7/01/21	No Opt. Call	AA–	2,810,001
1,870	5.000%, 7/01/22	No Opt. Call	AA–	2,064,798

5,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.400%, 7/01/34	7/28 at 100.00	AA+	5,185,800

8,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A3	9,370,668

21,600	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	5/23 at 100.43	A3	22,854,528
53,820	Total Tennessee			57,640,101

	Texas – 5.3%

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	A–	1,094,226
1,430	5.000%, 1/01/22	No Opt. Call	A–	1,544,157
2,500	5.000%, 1/01/23	No Opt. Call	A–	2,766,625
3,560	5.000%, 1/01/24	No Opt. Call	A–	4,021,590

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,074,980
650	5.000%, 9/01/22	No Opt. Call	AA	717,379

5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2019, 5.000%, 12/01/24 (WI/DD, Settling 4/09/19)	No Opt. Call	AA+	5,880,900

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
9,690	1.350%, 11/01/20 (AMT) , 144A	No Opt. Call	A+	9,553,662
30,640	1.600%, 11/01/21 (AMT) , 144A	No Opt. Call	A+	30,129,844

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	2,734,222
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,302,500

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014A, 5.250%, 11/01/26 (AMT)	11/23 at 100.00	A+	1,146,390

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$18,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	$20,086,560

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,516,548

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
825	5.000%, 11/15/19	No Opt. Call	A3	840,658
575	5.000%, 11/15/20	No Opt. Call	A3	602,152
480	5.000%, 11/15/21	No Opt. Call	A3	515,856

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	12,943,937
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,820,250
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,070,279

	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (AMT)	7/28 at 100.00	AA	4,873,160
6,000	5.000%, 7/01/30 (AMT)	7/28 at 100.00	AA	7,240,980
3,000	5.000%, 7/01/31 (AMT)	7/28 at 100.00	AA	3,593,130

2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,345,760

2,915	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,025,799

1,250	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2009A, 5.000%, 3/01/20	5/19 at 100.00	AA	1,253,225

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/19 (AMT)	No Opt. Call	A1	1,019,200
1,000	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,050,270
1,000	5.000%, 11/01/21 (AMT)	No Opt. Call	A1	1,077,840
1,720	5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,900,841
1,455	5.000%, 11/01/23 (AMT)	No Opt. Call	A1	1,643,932
1,500	5.000%, 11/01/24 (AMT)	No Opt. Call	A1	1,728,165

10,000	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	A–	10,304,300

1,510	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	1,535,262

2,175	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	2,262,304

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,736,094
2,795	5.000%, 8/15/21	No Opt. Call	Aa2	3,010,327
2,010	5.000%, 8/15/22	No Opt. Call	Aa2	2,226,196
6,415	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,134,250

7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	8,267,125

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
$4,030	5.000%, 1/01/22	No Opt. Call	A+	$4,396,972
4,945	5.000%, 1/01/23	No Opt. Call	A+	5,544,631
7,045	5.000%, 1/01/24	No Opt. Call	A+	8,092,380

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,606,300
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,645,234
3,200	5.000%, 1/01/27	1/26 at 100.00	A+	3,806,176

2,470	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien Series 2015A, 2.250%, 2/01/33 (Mandatory Put 12/01/19)	No Opt. Call	AA–	2,478,744

3,825	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Premium Series 2019A, 3.500%, 7/01/34	7/28 at 100.00	Aaa	3,938,411

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	5,764,495

2,745	Texas Southmost College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2014A, 5.000%, 2/15/20	No Opt. Call	AA–	2,826,664

10,620	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2018, 4.000%, 8/29/19	No Opt. Call	N/R	10,725,244

	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,000	5.000%, 10/15/23	No Opt. Call	AAA	8,032,080
13,040	5.000%, 10/15/24	No Opt. Call	AAA	15,316,002
12,540	5.000%, 10/15/25	No Opt. Call	AAA	15,050,884
259,055	Total Texas			282,815,092

	Utah – 0.1%

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
1,250	5.000%, 9/01/19	No Opt. Call	A	1,267,125
1,090	5.000%, 9/01/20	No Opt. Call	A	1,140,500
2,065	5.000%, 9/01/21	No Opt. Call	A	2,222,373
4,405	Total Utah			4,629,998

	Vermont – 0.0%

725	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A, 4.000%, 12/01/19	No Opt. Call	A+	736,433

	Virginia – 1.6%

10,570	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41 (Mandatory Put 9/01/20)	No Opt. Call	A2	10,603,718

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,010,040

29,140	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	4/20 at 100.00	AA+	29,181,962

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$6,505	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory Put 5/16/19)	No Opt. Call	A2	$6,503,894

5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory Put 11/01/28)	No Opt. Call	AA	6,481,461

1,875	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB	1,869,919

1,000	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014, 5.000%, 10/01/19	No Opt. Call	A	1,016,770

15,005	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	15,052,866

11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	11,983,645

2,840	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory Put 5/16/19)	No Opt. Call	A2	2,839,801
85,165	Total Virginia			86,544,076

	Washington – 2.4%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	11,388,600

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	5,970,050

10,545	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa1	13,059,877

	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,337,518
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,406,671

1,005	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B, 5.000%, 3/01/20	No Opt. Call	AA–	1,036,145

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,520	5.000%, 12/01/20	No Opt. Call	A+	1,603,722
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,274,479

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	3,151,800

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A+	1,580,565
5,730	5.000%, 1/01/22	No Opt. Call	A+	6,203,413
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,210,384
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,513,364

1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	AA–	1,153,928

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B:
$10,000	4.000%, 10/01/42(Mandatory Put 10/01/21)	No Opt. Call	AA–	$10,551,800
10,835	5.000%, 10/01/42(Mandatory Put 10/01/21)	No Opt. Call	AA–	11,696,599

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,250	5.000%, 10/01/25	No Opt. Call	AA–	1,485,525
1,850	5.000%, 10/01/26	No Opt. Call	AA–	2,236,150
3,010	5.000%, 10/01/27	No Opt. Call	AA–	3,691,283
2,100	5.000%, 10/01/28	No Opt. Call	AA–	2,611,392

6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2008, 2.125%, 6/01/20, 144A	9/19 at 100.00	A–	5,996,040

1,450	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21, 144A	5/19 at 100.00	N/R	1,445,273

20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	21,716,773
115,160	Total Washington			128,321,351

	West Virginia – 0.6%

3,710	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (AMT)	No Opt. Call	Baa3	3,646,522

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 2.550%, 3/01/40 (Mandatory Put 4/01/24) (WI/DD, Settling 4/01/19)	No Opt. Call	A–	6,084,600

6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	6,739,631

4,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	4,076,526

4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	4,066,360

4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A–	4,134,844

1,030	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,160,841
29,610	Total West Virginia			29,909,324

	Wisconsin – 1.5%

980	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc, TEMPS 70 Series 2017B-2, 3.500%, 11/15/23, 144A	5/19 at 100.00	BB	980,372

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$840	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc, TEMPS 85 Series 2017B-1, 3.950%, 11/15/24, 144A	11/19 at 100.00	BB	$844,578

1,340	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22, 144A	5/19 at 100.00	BB	1,340,268

5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A–	5,146,664

10,000	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2017A-3, 1.950%, 9/01/27 (Mandatory Put 8/01/19) (AMT)	No Opt. Call	A–	10,001,000

950	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	969,826

7,180	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 1.375%, 11/15/38 (Mandatory Put 12/03/19)	No Opt. Call	AA+	7,166,358

5,680	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2010B, 5.000%, 7/15/19 (ETM)	No Opt. Call	Aa3 (4)	5,736,402

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A, 5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	AA (4)	3,065,886

6,285	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc, Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	6,992,062

1,710	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc, Series 2010, 5.000%, 12/01/19	No Opt. Call	AA–	1,748,663

850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	854,174

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C:
420	5.000%, 8/15/20 (ETM)	No Opt. Call	N/R (4)	439,492
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (4)	1,597,231
55	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	61,071

3,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	3,234,861

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,230	5.250%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	7,251,979
5	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	5,016
40	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	40,126
325	5.750%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	326,118
2,550	5.750%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	2,558,772

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2019A, 5.000%, 5/01/22	No Opt. Call	Aa2	9,931,680

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	5,043,500
675	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	680,873
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,785,399

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
$670	5.000%, 7/01/25	7/24 at 100.00		A1	$768,966
1,000	5.000%, 7/01/26	7/24 at 100.00		A1	1,147,710
725	5.000%, 7/01/27	7/24 at 100.00		A1	831,706
77,920	Total Wisconsin				80,550,753
$4,877,892	Total Municipal Bonds (cost $5,080,598,151)				5,163,728,959

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$123	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$82,173

35	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	17,407
$158	Total Corporate Bonds (cost $6,773)				99,580
	Total Long-Term Investments (cost $5,080,604,924)				5,163,828,539

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.1%

	MUNICIPAL BONDS – 1.1%

	National – 0.3%

$12,850	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 2.920%, 11/01/21 (SIFMA reference rate + 0.80% spread), 144A (9), (10)	No Opt. Call		A+	$12,850,000

	Florida – 0.3%

6,900	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, 1.730%, 5/01/37 (9)	6/19 at 100.00		N/R	6,900,000

10,000	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Series 2013, 0.000%, 5/01/31, 144A (9)	No Opt. Call		A-2	10,000,000
16,900	Total Florida				16,900,000

	Nevada – 0.1%

5,780	Clark County, Nevada, Airport Revenue Bonds, Variable Rate Demand Obligations, Subordinate Lien Series 2008D, 2.100%, 7/01/40 (WI/DD, Settling 4/04/19) (9)	6/19 at 100.00		VMIG-1	5,780,000

	New York – 0.4%

20,035	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal 2018 Series B-4, 0.000%, 10/01/46 (9)	6/19 at 100.00		VMIG-1	20,035,000
$55,565	Total Short-Term Investments (cost $55,565,000)				55,565,000
	Total Investments (cost $5,136,169,924) – 98.4%				5,219,393,539
	Other Assets Less Liabilities – 1.6%				86,923,787
	Net Assets – 100%				$5,306,317,326

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)

The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(8)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SIFMA	Securities Industry and Financial Market Association

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.7%

	MUNICIPAL BONDS – 97.7%

	Alabama – 4.3%

$6,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A3	$6,749,499

6,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	6,767,215

4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	4,240,800

7,335	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	7,890,920
24,170	Total Alabama			25,648,434

	Alaska – 0.8%

1,660	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 5.000%, 1/01/20 (AMT)	No Opt. Call	Baa2	1,687,988

1,565	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/23 (AMT)	10/20 at 100.00	A1	1,638,289

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (AMT)	No Opt. Call	A1	1,413,328

5	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/19 at 100.00	A3	5,001
4,580	Total Alaska			4,744,606

	Arizona – 1.9%

1,320	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,343,509

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,551,087

1,775	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 4.000%, 7/01/19	No Opt. Call	Aa1	1,785,863

	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
450	5.000%, 9/01/22	No Opt. Call	A2	497,120
500	5.000%, 9/01/23	No Opt. Call	A2	565,300

1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (AMT)	No Opt. Call	AA–	1,072,270

1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	A3	1,264,944

2,375	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 2.800%, 6/01/27 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A–	2,404,830

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A	839,047
10,995	Total Arizona			11,323,970

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 5.2%

$5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory Put 11/01/22)	No Opt. Call	AA–	$6,266,446

3,000	California Pollution Control Financing Authority, Series 2017A-1, 1.900%, 11/01/42 (Mandatory Put 7/15/19) (AMT), 144A	No Opt. Call	BBB+	3,000,180

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc, Series 2010A, 1.900%, 8/01/23 (Mandatory Put 8/01/19) (AMT), 144A	No Opt. Call	BBB+	1,000,100

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
695	5.000%, 8/01/19, 144A	No Opt. Call	BBB	701,992
550	5.000%, 8/01/20, 144A	No Opt. Call	BBB	571,071

2,875	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Substance Abuse Treatment Facility & Corcoran II State Prison, Series 2014G, 5.000%, 1/01/20	No Opt. Call	A+	2,950,296

4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,268,600

2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22	No Opt. Call	Aa1	2,840,081

7,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/23 (AMT)	No Opt. Call	A+	8,417,161

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A–	1,077,720
29,180	Total California			31,093,647

	Colorado – 6.1%

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A:
1,100	5.000%, 12/01/19	No Opt. Call	Aa2	1,125,465
1,400	5.000%, 12/01/20	No Opt. Call	Aa2	1,479,716

	BROMLEY PK MET DIST NO 2 COLO SR LTD TAX GO REF BDS:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	270,058
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	609,703

276	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 2.700%, 12/01/19, 144A	No Opt. Call	N/R	276,284

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A+	481,487

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19	No Opt. Call	Baa2	1,708,876

1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21	No Opt. Call	A–	1,270,200

1,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 2.940%, 10/01/39 (Mandatory Put 11/12/20)	5/20 at 100.00	BBB+	1,757,612

2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory Put 11/06/19)	No Opt. Call	BBB+	2,032,171

600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 4.000%, 6/01/19	No Opt. Call	A–	601,944

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.000%, 1/01/23	1/20 at 100.00	AA–	$1,024,450

190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A–	201,710

2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/19 (AMT)	No Opt. Call	AA–	2,040,460

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (AMT)	No Opt. Call	A+	1,108,420

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/22 (AMT)	No Opt. Call	A+	5,548,350

1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,042,340

100	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.000%, 12/01/19	No Opt. Call	N/R	101,626

750	El Paso County School District 2, Harrison, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/01/20	No Opt. Call	AA	792,705

2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,168,620

4,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A	3,957,960

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	A	1,075,020

	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017:
500	2.500%, 6/01/19	No Opt. Call	N/R	500,050
700	2.750%, 6/01/20	No Opt. Call	N/R	700,945
2,040	3.000%, 6/01/21	No Opt. Call	N/R	2,045,896

1,365	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-1, 4.000%, 11/15/47 (Mandatory Put 3/01/20)	9/19 at 100.00	AA–	1,376,616

1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20	No Opt. Call	AA	1,619,138
35,551	Total Colorado			36,917,822

	District of Columbia – 1.0%

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
2,475	5.000%, 10/01/20 (AMT)	No Opt. Call	AA–	2,594,097
1,205	5.000%, 10/01/21 (AMT)	No Opt. Call	AA–	1,300,520

2,175	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,417,404
5,855	Total District of Columbia			6,312,021

	Florida – 2.0%

1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (AMT)	No Opt. Call	A+	1,604,309

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/23 (AMT)	No Opt. Call	A+	$1,132,360

415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	447,154

2,220	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47 (AMT), 144A	4/19 at 105.00	N/R	2,307,668

1,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Priority Subordinated Series 2016, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,616,610

1,750	Hillsborough County, Florida, Aviation Bonds, 5.000%, 10/01/22 (AMT)	No Opt. Call	AA–	1,939,368

1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	BBB	1,105,866

1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,067,740

860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA–	923,133
11,230	Total Florida			12,144,208

	Georgia – 1.4%

1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,579,755

515	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Inc., Series 2017A, 5.000%, 4/01/20	No Opt. Call	A	531,995

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
487	5.500%, 7/15/23	7/21 at 100.00	N/R	487,880
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,037,174
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,138,875

1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/21	No Opt. Call	A3	1,056,710

2,470	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	Aa2	2,634,551
8,143	Total Georgia			8,466,940

	Hawaii – 0.2%

1,220	Hawaii State, Harbor System Revenue Bonds, Series 2010B, 5.250%, 7/01/19 (AMT)	No Opt. Call	AA–	1,230,443

	Idaho – 0.4%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
800	4.000%, 9/01/19	No Opt. Call	BB+	804,984
1,710	5.000%, 9/01/22	No Opt. Call	BB+	1,842,491
2,510	Total Idaho			2,647,475

	Illinois – 5.0%

400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	430,100

3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	BB–	3,149,280

660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	628,841

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,000	Chicago O’Hare International Airport, Illinois, 5.000%, 1/01/20 (AMT)	No Opt. Call	A	$5,120,750

2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Funds, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A+	2,068,160

475	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/20	No Opt. Call	A	486,899

1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	AA–	1,290,120

100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	100,536

500	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A, 5.000%, 10/01/19	No Opt. Call	BBB	505,495

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	AA+	344,842

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,152,093

1,300	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	AA–	1,327,118

1,250	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/22	No Opt. Call	AA–	1,362,413

5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,612,790

3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB	3,363,779

2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	3,008,115
28,545	Total Illinois			29,951,331

	Indiana – 1.0%

3,250	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 2.950%, 10/01/31 (Mandatory Put 10/01/21) (AMT)	No Opt. Call	A–	3,250,000

2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A–	2,808,483
6,060	Total Indiana			6,058,483

	Iowa – 1.1%

2,770	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,876,673

500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	503,290

125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B+	131,640

145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)	12/22 at 105.00	B+	155,456

1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	1,135,000

1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19	No Opt. Call	AA	1,139,322

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$700	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 3.000%, 12/01/19	No Opt. Call	BBB+	$703,241
6,505	Total Iowa			6,644,622

	Kansas – 0.2%

	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	547,500
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	560,740
1,000	Total Kansas			1,108,240

	Kentucky – 3.6%

10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	10,386,900

3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	4,114,825

4,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A3	4,334,360

3,135	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	3,167,102
20,920	Total Kentucky			22,003,187

	Louisiana – 1.4%

505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/20	No Opt. Call	A1	524,473

2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22)	No Opt. Call	BBB+	2,397,600

595	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 4.000%, 5/15/19	No Opt. Call	A3	596,505

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	AA–	2,293,587
2,250	5.000%, 7/01/20	No Opt. Call	AA–	2,342,317
8,025	Total Louisiana			8,154,482

	Maryland – 0.2%

915	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/19	No Opt. Call	BBB+	921,991

	Massachusetts – 0.6%

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	A–	763,406

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
375	4.000%, 7/01/20 (AMT)	No Opt. Call	AA	384,825
1,000	4.000%, 7/01/21 (AMT)	No Opt. Call	AA	1,045,360

1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (AMT)	No Opt. Call	AA	1,590,610
3,640	Total Massachusetts			3,784,201

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 0.9%

$1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A, 5.000%, 12/01/22	No Opt. Call	AA–	$1,904,178

1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	Aa3	1,579,810

1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	1,065,300

1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A+	1,137,420
5,145	Total Michigan			5,686,708

	Minnesota – 10.4%

240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	239,542

380	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A, 3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	388,569

745	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 3.000%, 3/01/20	No Opt. Call	N/R	747,600

1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,591,875

805	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	796,700

440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	451,216

1,200	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2016A, 3.000%, 2/01/20	No Opt. Call	Aa2	1,210,512

2,115	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,378,529

1,130	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 4.375%, 8/01/29	8/27 at 102.00	BB+	1,162,137

1,470	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	1,450,567

2,250	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/20	No Opt. Call	AAA	2,315,272

385	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	383,679

500	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	543,145

605	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 3.000%, 3/01/20	No Opt. Call	N/R	606,240

1,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/25 (AMT)	1/24 at 100.00	A+	1,134,010

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
350	4.000%, 1/01/20	No Opt. Call	AA–	356,657
200	4.000%, 1/01/21	No Opt. Call	AA–	208,340

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	478,843

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,250	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019A, 2.000%, 8/01/20	2/20 at 100.00	AA+	$1,252,000

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
370	1.400%, 7/01/19 (AMT)	No Opt. Call	AA+	369,537
1,150	1.700%, 1/01/21 (AMT)	No Opt. Call	AA+	1,143,928

	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018:
500	5.000%, 11/01/22 (AMT)	No Opt. Call	AA	549,110
400	5.000%, 11/01/23 (AMT)	No Opt. Call	AA	447,660

2,210	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2010C, 5.000%, 3/01/21 (Pre-refunded 3/01/20)	3/20 at 100.00	AAA	2,280,742

4,695	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 5.000%, 8/01/22	No Opt. Call	AAA	5,221,873

2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,386,535

2,020	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/19	No Opt. Call	Baa1	2,058,501

2,500	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A–	2,645,375

9,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	9,816,852

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	D	202,612

2,250	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA–	2,528,482

95	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	95,801

	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
820	3.000%, 9/01/20	No Opt. Call	N/R	828,159
500	3.000%, 9/01/21	No Opt. Call	N/R	506,755
500	3.000%, 9/01/22	No Opt. Call	N/R	507,635

415	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	418,532

3,515	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	AAA	3,959,964

120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	118,325

6,790	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Refunding School Building Series 2018B, 5.000%, 2/01/22	No Opt. Call	Aa2	7,426,291

1,330	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/19 (ETM)	No Opt. Call	N/R (5)	1,358,156
58,790	Total Minnesota			62,566,258

	Missouri – 3.1%

1,375	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 5.000%, 6/01/23	6/22 at 100.00	AA	1,506,711

400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB–	419,792

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$810	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	$827,917

1,000	Clay County Reorganized School District R-1, Kearney, Missouri, General Obligation Bonds, School Building Series 2017, 5.000%, 3/01/22	No Opt. Call	AA+	1,095,150

290	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	289,753

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 4.000%, 2/01/20	No Opt. Call	BBB	1,013,140

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
775	2.750%, 5/01/19	No Opt. Call	N/R	775,000
500	3.000%, 5/01/20	No Opt. Call	N/R	500,780
300	3.250%, 5/01/21	No Opt. Call	N/R	301,902

1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,088,950

640	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 4.000%, 11/15/20	No Opt. Call	N/R	650,157

5,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International, Refunding Series 2017A, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,591,740

2,425	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International, Refunding Series 2017B, 4.000%, 7/01/20 – AGM Insured (AMT)	No Opt. Call	AA	2,490,160

1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa2	1,857,570
17,315	Total Missouri			18,408,722

	Nebraska – 0.9%

690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	741,426

1,685	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/21	No Opt. Call	A	1,813,060

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
1,000	4.000%, 7/01/20	No Opt. Call	BBB	1,023,210
1,555	5.000%, 7/01/22	No Opt. Call	BBB	1,690,238
4,930	Total Nebraska			5,267,934

	Nevada – 2.0%

3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	3,198,990

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (AMT)	No Opt. Call	Aa3	2,077,020

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,927,517
480	2.000%, 9/01/21	No Opt. Call	N/R	472,526

1,410	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/22	6/21 at 100.00	AA+	1,512,944

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,086,545

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	$1,901,338
11,650	Total Nevada			12,176,880

	New Jersey – 7.0%

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,585,000
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,705,210
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,419,349

7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,780,080

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	AA	2,016,540

	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
1,000	5.000%, 12/01/20 (AMT)	No Opt. Call	Aaa	1,050,720
2,500	5.000%, 12/01/21 (AMT)	No Opt. Call	Aaa	2,695,150
6,500	5.000%, 12/01/22 (AMT)	No Opt. Call	Aaa	7,166,705

4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,520,787

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,335	5.000%, 6/15/22	No Opt. Call	A+	1,449,610
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,328,650

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
5,000	5.000%, 6/01/21	No Opt. Call	A	5,308,300
1,685	5.000%, 6/01/23	No Opt. Call	A	1,872,405
38,965	Total New Jersey			41,898,506

	New Mexico – 1.5%

5,130	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	5,183,352

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA+	1,731,118
2,110	5.000%, 6/01/22	No Opt. Call	AA+	2,328,554
8,855	Total New Mexico			9,243,024

	New York – 7.6%

1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 1.500%, 11/01/31 (Mandatory Put 4/30/20)	No Opt. Call	AA–	1,763,982

14,030	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A. Groups A,B&C, 5.000%, 3/15/22	No Opt. Call	AA+	15,455,027

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory Put 5/01/20)	No Opt. Call	A–	1,773,084

3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory Put 7/03/23)	No Opt. Call	A–	3,109,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A2	$1,965,429

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
5,000	5.000%, 8/01/19 (AMT)	No Opt. Call	BB	5,043,800
3,985	5.000%, 8/01/20 (AMT)	No Opt. Call	BB	4,117,422

1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (AMT)	No Opt. Call	AA–	1,374,620

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Seventh Series 2016, 5.000%, 11/15/19 (AMT)	No Opt. Call	AA–	5,103,950

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A3	1,894,269

3,055	TSASC INC N Y, 4.000%, 6/01/19	No Opt. Call	A	3,065,387

1,225	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/20	No Opt. Call	A	1,268,475
43,880	Total New York			45,935,395

	North Carolina – 0.8%

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,195	4.000%, 10/01/19	No Opt. Call	A3	2,220,001
1,745	5.000%, 10/01/23	No Opt. Call	A3	1,964,748

700	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 4.000%, 10/01/19	No Opt. Call	N/R	705,292
4,640	Total North Carolina			4,890,041

	North Dakota – 0.7%

815	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/19	No Opt. Call	A–	831,023

	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
575	4.000%, 12/01/19	No Opt. Call	N/R	580,095
630	4.500%, 12/01/20	No Opt. Call	N/R	642,732
585	4.750%, 12/01/21	No Opt. Call	N/R	605,229
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,311,271
3,850	Total North Dakota			3,970,350

	Ohio – 1.6%

1,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.000%, 11/15/19	No Opt. Call	A–	1,018,420

845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	909,034

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	589,100

2,310	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	2,484,752

4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	4,515,600
8,840	Total Ohio			9,516,906

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 0.4%

$1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	$1,043,632

425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	461,826

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B, 5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,036,320
2,430	Total Oklahoma			2,541,778

	Oregon – 0.4%

2,000	Oregon State Business Development Commission, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	2,174,800

	Pennsylvania – 2.0%

1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,084,610

800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	AA–	863,592

250	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2019, 5.000%, 9/30/19, 144A	7/19 at 100.00	N/R	250,340

1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,095,150

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,383,217

400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A	441,268

1,515	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/19	No Opt. Call	A+	1,547,224

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	AA–	643,915

1,000	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/20	No Opt. Call	BBB–	1,030,440
11,645	Total Pennsylvania			12,339,756

	Rhode Island – 0.4%

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B:
675	5.000%, 9/15/19	No Opt. Call	A+	684,875
375	5.000%, 9/15/20	No Opt. Call	A+	392,460

1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,575,173
2,575	Total Rhode Island			2,652,508

	South Carolina – 0.5%

2,980	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/22 (AMT)	No Opt. Call	A+	3,271,593

	South Dakota – 0.3%

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
300	2.650%, 11/01/20	No Opt. Call	BB	301,245
200	3.000%, 11/01/21	No Opt. Call	BB	201,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	BB	$587,750

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	494,341
1,570	Total South Dakota			1,585,086

	Tennessee – 1.6%

1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A+	1,053,350

2,610	Memphis-Shelby Counties Airport Authority, Tennessee, Airport Revenue Bonds, Refunding Series 2011C, 5.000%, 7/01/19 (AMT)	No Opt. Call	A	2,630,280

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA	1,319,773

4,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A, 5.000%, 2/01/50 (Mandatory Put 10/01/24)	7/24 at 100.58	Aa2	4,557,040
8,900	Total Tennessee			9,560,443

	Texas – 12.8%

1,150	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB+	1,215,435

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	5,891,657

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	1,108,430

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	2,216,860

2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (AMT)	No Opt. Call	A+	2,262,902

4,550	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding School Building Series 2015, 5.000%, 2/15/23	No Opt. Call	AAA	5,122,390

1,655	Galveston Independent School District, Galveston County, Texas, General Obligation Bonds, Series 2018, 5.000%, 2/01/22	No Opt. Call	Aaa	1,810,090

5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	5,579,600

3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2010A, 5.000%, 6/01/19	No Opt. Call	A+	3,016,050

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,051,490

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,403,510

1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series Series 2018A, 5.000%, 7/01/22 (AMT)	No Opt. Call	A1	1,866,345

4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	4,739,239

1,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/19 (AMT)	No Opt. Call	A+	1,008,020

5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,256,100

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/21	No Opt. Call	AA	$5,321,050

5,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2015A, 5.250%, 2/15/23	No Opt. Call	AAA	5,679,700

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017:
1,000	5.000%, 11/01/19 (AMT)	No Opt. Call	A1	1,019,200
1,500	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,575,405

4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,645,715

1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,061,400

4,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 1.750%, 5/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	3,966,240

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligation Series 2012, 1.900%, 1/01/26 (Mandatory Put 8/01/19) (AMT)	No Opt. Call	BBB+	2,000,200

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016:
690	2.000%, 11/15/19	No Opt. Call	BB+	687,841
615	4.000%, 11/15/21	No Opt. Call	BB+	630,916

325	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	325,000

2,000	Texas State University System, Financing Revenue Bonds, Refunding Series 2017A, 5.000%, 3/15/20	No Opt. Call	Aa2	2,065,960

2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,627,150

1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,064,990
72,385	Total Texas			77,218,885

	Utah – 1.2%

6,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/23 (AMT)	No Opt. Call	A+	6,754,260

	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
335	4.000%, 10/15/22	No Opt. Call	AA	356,762
350	4.000%, 10/15/23	No Opt. Call	AA	377,590
6,685	Total Utah			7,488,612

	Virginia – 0.3%

425	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB	423,848

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	1,159,385
1,585	Total Virginia			1,583,233

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 1.7%

	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
$200	3.000%, 12/01/19	No Opt. Call	A1	$201,840
200	4.000%, 12/01/20	No Opt. Call	A1	207,746
225	4.000%, 12/01/21	No Opt. Call	A1	238,140

1,590	Port of Seattle, Washington, General Obligation Bonds, Refunding Series 2011, 5.250%, 12/01/21 (AMT)	6/21 at 100.00	AAA	1,706,388

	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
3,500	5.000%, 4/01/19 (AMT)	No Opt. Call	AA–	3,500,000
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA–	1,062,910
1,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA–	1,137,690

1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,858,301

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	A–	503,965
9,990	Total Washington			10,416,980

	West Virginia – 0.6%

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	996,250

2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A–	2,736,368
3,710	Total West Virginia			3,732,618

	Wisconsin – 2.6%

2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A–	2,844,865

3,000	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2017A-1, 1.950%, 6/01/23 (Mandatory Put 5/01/19) (AMT)	No Opt. Call	A–	3,000,300

3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B, 5.000%, 8/15/54 (Mandatory Put 1/25/23)	No Opt. Call	AA	4,022,640

1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 5.000%, 7/01/21	No Opt. Call	A+	1,120,844

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
150	5.000%, 9/01/19	No Opt. Call	BBB–	151,785
330	5.000%, 9/01/21	No Opt. Call	BBB–	351,034

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	BBB–	515,200
500	4.000%, 9/15/22	No Opt. Call	BBB–	520,280
455	4.000%, 9/15/23	No Opt. Call	BBB–	477,313

1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,116,559

300	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 4.000%, 5/01/19	No Opt. Call	BBB+	300,435

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,260	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A, 1.950%, 9/01/19 (AMT)	No Opt. Call	AA	$1,259,622
15,055	Total Wisconsin			15,680,877
$557,414	Total Long-Term Investments (cost $584,614,290)			588,963,996

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.5%

	MUNICIPAL BONDS – 1.5%

	Minnesota – 0.9%

$5,070	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligations, Mayo Clinic Series 2008B, 2.100%, 11/15/38 (6)	6/19 at 100.00	VMIG-1	$5,070,000

	Pennsylvania – 0.2%

1,350	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligations, Refunding Series 2019A, 1.950%, 4/01/34 (AMT) (Mandatory Put 7/15/19) (6)	No Opt. Call	A-2	1,350,000

	Texas – 0.4%

2,500	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, ExxonMobil Project, Variable Rate Demand Obligations, Refunding Series 2001A, 1.800%, 11/01/29 (6)	6/19 at 100.00	VMIG-1	2,500,000
$8,920	Total Short-Term Investments (cost $8,920,000)			8,920,000
	Total Investments (cost $593,534,290) – 99.2%			597,883,996
	Other Assets Less Liabilities – 0.8%			4,921,050
	Net Assets – 100%			$602,805,046

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(6)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2019

	All-American	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $3,848,020,028, $6,299,991,612, $5,080,604,924 and $584,614,290, respectively)	$4,081,152,440	$6,550,754,524	$5,163,828,539	$588,963,996
Short-term investments, at value (cost approximates value)	—	148,345,000	55,565,000	8,920,000
Cash	129,391	29,695,779	4,610,810	803,460
Cash collateral at broker for investments in futures contracts(1)	318,997	—	—	—
Receivable for:
Interest	56,019,254	79,074,805	58,490,879	7,260,306
Investments sold	20,210,366	122,575,713	95,129,153	—
Variation margin on futures contracts	75,938	—	—	—
Shares sold	19,056,824	22,667,633	22,323,780	3,109,725
Other assets	502,306	716,268	495,554	78,201
Total assets	4,177,465,516	6,953,829,722	5,400,443,715	609,135,688
Liabilities
Borrowings	23,800,000	—	—	—
Floating rate obligations	65,870,000	—	—	—
Payable for:
Dividends	2,905,530	6,133,929	2,861,173	331,701
Investments purchased	2,980,000	104,371,983	79,772,437	4,853,335
Shares redeemed	5,900,904	6,082,702	8,124,559	641,393
Accrued expenses:
Management fees	1,370,941	2,235,894	1,545,640	211,427
Directors/Trustees fees	401,722	658,980	403,212	39,146
12b-1 distribution and service fees	510,480	168,519	334,346	35,491
Other	790,944	1,396,396	1,085,022	218,149
Total liabilities	104,530,521	121,048,403	94,126,389	6,330,642
Net assets	$4,072,934,995	$6,832,781,319	$5,306,317,326	$602,805,046
Class A Shares
Net assets	$1,554,833,468	$603,262,375	$1,015,539,885	$156,525,537
Shares outstanding	134,033,798	64,965,917	91,638,186	15,519,987
Net asset value (“NAV”) per share	$11.60	$9.29	$11.08	$10.09
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.11	$9.58	$11.36	$10.35
Class C Shares
Net assets	$195,053,096	$48,181,853	$83,991,118	$6,879,208
Shares outstanding	16,816,085	5,188,322	7,607,032	683,787
NAV and offering price per share	$11.60	$9.29	$11.04	$10.06
Class C2 Shares
Net assets	$142,450,495	$43,300,200	$192,173,742	$6,146,824
Shares outstanding	12,274,186	4,658,652	17,380,464	609,971
NAV and offering price per share	$11.61	$9.29	$11.06	$10.08
Class R6 Shares
Net assets	$12,468,698	$—	$—	$—
Shares outstanding	1,069,444	—	—	—
NAV and offering price per share	$11.66	$—	$—	$—
Class I Shares
Net assets	$2,168,129,238	$6,138,036,891	$4,014,612,581	$433,253,477
Shares outstanding	186,113,222	659,139,542	363,560,459	42,911,642
NAV and offering price per share	$11.65	$9.31	$11.04	$10.10
Net assets consist of:
Capital paid-in	$3,910,559,215	$6,582,260,779	$5,227,336,079	$597,946,296
Total distributable earnings	162,375,780	250,520,540	78,981,247	4,858,750
Net assets	$4,072,934,995	$6,832,781,319	$5,306,317,326	$602,805,046
Authorized shares – per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2019

	All-American	Intermediate Duration	Limited Term	Short Term

Investment Income	$167,130,838	$211,125,279	$130,345,503	$12,532,367

Expenses

Management fees	15,481,687	23,713,316	16,890,840	2,384,384

12b-1 service fees – Class A Shares	2,800,022	1,107,300	1,989,542	312,981

12b-1 distribution and service fees – Class C Shares	1,869,767	457,405	875,171	74,513

12b-1 distribution and service fees – Class C2 Shares	1,274,893	394,612	1,288,919	39,298

Shareholder servicing agent fees	1,601,404	2,668,194	2,149,386	215,219

Interest expense	1,488,962	122,671	188,742	4,353

Custodian fees	450,912	622,039	516,877	171,406

Directors/Trustees fees	119,577	187,828	152,524	18,099

Professional fees	143,451	189,956	150,793	60,387

Shareholder reporting expenses	227,060	379,593	259,116	42,316

Federal and state registration fees	251,358	319,993	254,149	86,697

Other	72,580	81,827	101,430	12,264

Total expenses	25,781,673	30,244,734	24,817,489	3,421,917

Net investment income (loss)	141,349,165	180,880,545	105,528,014	9,110,450

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments:

Investments	(19,913,373)	(2,783,240)	(5,286,979)	(621,363)

Futures contracts	(628,556)	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	73,406,492	148,914,560	114,801,312	6,538,588

Futures contracts	(445,938)	—	—	—

Net realized and unrealized gain (loss)	52,418,625	146,131,320	109,514,333	5,917,225

Net increase (decrease) in net assets from operations	$193,767,790	$327,011,865	$215,042,347	$15,027,675

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	All-American		Intermediate Duration
	Year Ended 3/31/19	Year Ended(1) 3/31/18	Year Ended 3/31/19	Year Ended(1) 3/31/18

Operations

Net investment income (loss)	$141,349,165	$130,680,932	$180,880,545	$162,321,897

Net realized gain (loss) from:

Investments	(19,913,373)	1,291,351	(2,783,240)	(3,256,612)

Futures contracts	(628,556)	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	73,406,492	18,862,245	148,914,560	20,623,966

Futures contracts	(445,938)	—	—	—

Net increase (decrease) in net assets from operations	193,767,790	150,834,528	327,011,865	179,689,251

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(50,446,500)	(46,678,566)	(15,325,260)	(14,696,918)

Class C Shares	(5,261,379)	(5,114,685)	(904,219)	(921,534)

Class C2 Shares	(5,152,395)	(7,412,748)	(1,176,490)	(1,645,382)

Class R6 Shares	(253,090)	(255,706)	—	—

Class I Shares	(77,130,331)	(70,764,942)	(157,314,478)	(136,436,175)

Decrease in net assets from distributions to shareholders	(138,243,695)	(130,226,647)	(174,720,447)	(153,700,009)

Fund Share Transactions

Proceeds from sale of shares	1,336,662,890	1,152,666,575	2,686,032,240	1,483,854,339

Proceeds from shares issued to shareholders due to reinvestment of distributions	102,559,302	95,354,742	110,724,041	102,179,361

	1,439,222,192	1,248,021,317	2,796,756,281	1,586,033,700

Cost of shares redeemed	(1,136,957,452)	(778,798,185)	(1,537,445,232)	(1,313,020,387)

Net increase (decrease) in net assets from Fund share transactions	302,264,740	469,223,132	1,259,311,049	273,013,313

Net increase (decrease) in net assets	357,788,835	489,831,013	1,411,602,467	299,002,555

Net assets at the beginning of period	3,715,146,160	3,225,315,147	5,421,178,852	5,122,176,297

Net assets at the end of period	$4,072,934,995	$3,715,146,160	$6,832,781,319	$5,421,178,852

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

	Limited Term		Short Term
	Year Ended 3/31/19	Year Ended(1) 3/31/18	Year Ended 3/31/19	Year Ended(1) 3/31/18

Operations

Net investment income (loss)	$105,528,014	$92,630,501	$9,110,450	$7,419,587

Net realized gain (loss) from:

Investments	(5,286,979)	(3,916,685)	(621,363)	(96,922)

Futures contracts	—	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	114,801,312	(23,367,486)	6,538,588	(3,639,418)

Futures contracts	—	—	—	—

Net increase (decrease) in net assets from operations	215,042,347	65,346,330	15,027,675	3,683,247

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(18,889,874)	(19,423,552)	(2,046,710)	(1,780,950)

Class C Shares	(941,916)	(1,015,265)	(38,677)	(21,260)

Class C2 Shares	(3,531,968)	(4,704,682)	(66,263)	(69,592)

Class R6 Shares	—	—	—	—

Class I Shares	(73,007,938)	(61,060,952)	(6,151,997)	(4,920,453)

Decrease in net assets from distributions to shareholders	(96,371,696)	(86,204,451)	(8,303,647)	(6,792,255)

Fund Share Transactions

Proceeds from sale of shares	2,340,031,019	1,606,943,339	307,629,211	205,091,091

Proceeds from shares issued to shareholders due to reinvestment of distributions	67,418,763	62,665,786	4,898,889	3,757,905

	2,407,449,782	1,669,609,125	312,528,100	208,848,996

Cost of shares redeemed	(1,829,618,621)	(1,641,262,696)	(303,905,079)	(258,058,494)

Net increase (decrease) in net assets from Fund share transactions	577,831,161	28,346,429	8,623,021	(49,209,498)

Net increase (decrease) in net assets	696,501,812	7,488,308	15,347,049	(52,318,506)

Net assets at the beginning of period	4,609,815,514	4,602,327,206	587,457,997	639,776,503

Net assets at the end of period	$5,306,317,326	$4,609,815,514	$602,805,046	$587,457,997

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

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Financial Highlights

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/88)

Year Ended 3/31:

2019	$11.44	$0.42	$0.15	$0.57	$(0.41)	$—	$(0.41)	$11.60

2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44

2017(h)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34

Year Ended 4/30:

2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80

2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57

2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23

Class C (2/14)

Year Ended 3/31:

2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60

2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44

2017(h)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35

Year Ended 4/30:

2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80

2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58

2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24

Class C2 (6/93)(f)

Year Ended 3/31:

2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61

2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44

2017(h)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35

Year Ended 4/30:

2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80

2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58

2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24

Class R6 (6/16)

Year Ended 3/31:

2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66

2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49

2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39

Class I (2/97)

Year Ended 3/31:

2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65

2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49

2017(h)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39

Year Ended 4/30:

2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85

2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62

2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.11%	$1,554,833	0.73%		0.69%		3.68%		29%

4.66	1,325,011	0.72		0.69		3.69		14

(0.66)	1,136,311	0.73	*	0.70	*	3.66	*	24

5.85	1,170,705	0.70		0.70		3.68		13

7.38	989,477	0.71		0.71		4.01		18

(0.42)	907,137	0.72		0.72		4.46		13

4.29	195,053	1.53		1.49		2.88		29

3.76	186,999	1.52		1.49		2.89		14

(1.38)	163,496	1.52	*	1.49	*	2.87	*	24

5.04	116,024	1.50		1.50		2.86		13

6.54	48,472	1.51		1.51		3.09		18

3.06	4,923	1.50	*	1.50	*	3.39	*	13

4.60	142,450	1.28		1.24		3.12		29

3.98	217,048	1.27		1.24		3.15		14

(1.07)	264,617	1.28	*	1.25	*	3.11	*	24

5.22	308,100	1.25		1.25		3.13		13

6.82	328,649	1.26		1.26		3.47		18

(0.90)	353,220	1.27		1.27		3.91		13

5.40	12,469	0.49		0.45		3.90		29

4.86	6,725	0.48		0.45		3.94		14

(3.04)	6,674	0.49	*	0.46	*	3.95	*	24

5.31	2,168,129	0.53		0.49		3.88		29

4.86	1,979,364	0.52		0.49		3.89		14

(0.47)	1,654,217	0.53	*	0.50	*	3.86	*	24

6.05	1,417,738	0.50		0.50		3.88		13

7.57	1,134,001	0.51		0.51		4.21		18

(0.14)	962,101	0.52		0.52		4.66		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (6/95)

Year Ended 3/31:

2019	$9.07	$0.26	$0.21	$0.47	$(0.25)	$—	$(0.25)	$9.29

2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07

2017(h)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03

Year Ended 4/30:

2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40

2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22

2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13

Class C (2/14)

Year Ended 3/31:

2019	9.08	0.19	0.20	0.39	(0.18)	—	(0.18)	9.29

2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08

2017(h)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03

Year Ended 4/30:

2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40

2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23

2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14

Class C2 (6/95)(g)

Year Ended 3/31:

2019	9.09	0.21	0.19	0.40	(0.20)	—	(0.20)	9.29

2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09

2017(h)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04

Year Ended 4/30:

2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41

2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24

2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15

Class I (11/76)

Year Ended 3/31:

2019	9.10	0.28	0.20	0.48	(0.27)	—	(0.27)	9.31

2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10

2017(h)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05

Year Ended 4/30:

2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42

2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25

2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.29%	$603,262	0.67%		0.67%		2.86%		15%

3.25	525,754	0.68		0.68		2.90		18

(1.40)	505,589	0.69	*	0.69	*	2.70	*	24

4.83	1,076,822	0.68		0.68		2.77		18

3.95	773,091	0.70		0.70		2.86		19

0.39	876,456	0.70		0.70		3.20		17

4.35	48,182	1.47		1.47		2.06		15

2.56	46,897	1.48		1.48		2.11		18

(2.10)	45,483	1.49	*	1.49	*	1.91	*	24

3.91	35,070	1.48		1.48		1.99		18

3.14	17,706	1.50		1.50		2.03		19

1.49	2,412	1.49	*	1.49	*	2.17	*	17

4.51	43,300	1.22		1.22		2.31		15

2.82	66,052	1.23		1.23		2.36		18

(1.86)	85,193	1.24	*	1.24	*	2.16	*	24

4.17	101,168	1.24		1.24		2.28		18

3.40	112,700	1.25		1.25		2.32		19

(0.25)	126,951	1.25		1.25		2.65		17

5.37	6,138,037	0.47		0.47		3.06		15

3.56	4,782,475	0.48		0.48		3.11		18

(1.22)	4,485,912	0.49	*	0.49	*	2.91	*	24

4.91	3,979,824	0.49		0.49		3.02		18

4.14	3,574,561	0.50		0.50		3.07		19

0.59	3,210,180	0.50		0.50		3.40		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.

(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/87)

Year Ended 3/31:

2019	$10.83	$0.23	$0.23	$0.46	$(0.21)	$—	$(0.21)	$11.08

2018	10.88	0.21	(0.06)	0.15	(0.20)	—	(0.20)	10.83

2017(h)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88

Year Ended 4/30:

2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17

2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10

2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12

Class C (2/14)

Year Ended 3/31:

2019	10.78	0.14	0.24	0.38	(0.12)	—	(0.12)	11.04

2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78

2017(h)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83

Year Ended 4/30:

2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12

2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06

2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08

Class C2 (12/95)(g)

Year Ended 3/31:

2019	10.80	0.19	0.24	0.43	(0.17)	—	(0.17)	11.06

2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80

2017(h)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85

Year Ended 4/30:

2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13

2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06

2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08

Class I (2/97)

Year Ended 3/31:

2019	10.79	0.25	0.23	0.48	(0.23)	—	(0.23)	11.04

2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79

2017(h)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83

Year Ended 4/30:

2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12

2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05

2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.27%	$1,015,540	0.63%		0.63%		2.07%		0.63%		0.63%		2.07%		27%

1.36	998,226	0.62		0.62		1.92		0.62		0.62		1.92		21

(0.99)	1,094,434	0.63	*	0.63	*	1.72	*	0.63	*	0.63	*	1.72	*	26

2.50	1,208,642	0.63		0.63		1.84		0.63		0.63		1.84		20

1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20

0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20

3.52	83,991	1.43		1.43		1.27		1.43		1.43		1.27		27

0.53	93,327	1.42		1.42		1.12		1.42		1.42		1.12		21

(1.74)	112,035	1.43	*	1.43	*	0.92	*	1.43	*	1.43	*	0.92	*	26

1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20

1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20

0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

3.97	192,174	0.98		0.98		1.71		0.98		0.98		1.71		27

0.97	292,436	0.97		0.97		1.57		0.97		0.97		1.57		21

(1.25)	383,282	0.98	*	0.98	*	1.37	*	0.98	*	0.98	*	1.37	*	26

2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20

1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20

0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20

4.46	4,014,613	0.43		0.43		2.27		0.43		0.43		2.27		27

1.62	3,225,826	0.42		0.42		2.12		0.42		0.42		2.12		21

(0.85)	3,012,577	0.43	*	0.43	*	1.92	*	0.43	*	0.43	*	1.92	*	26

2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20

1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20

0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.

(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/02)

Year Ended 3/31:

2019	$9.98	$0.14		$0.10	$0.24	$(0.13)	$—	$(0.13)	$10.09

2018	10.04	0.11		(0.07)	0.04	(0.10)	—	(0.10)	9.98

2017(g)	10.12	0.09		(0.08)	0.01	(0.09)	—	(0.09)	10.04

Year Ended 4/30:

2016	10.11	0.10		— **	0.10	(0.09)	—	(0.09)	10.12

2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11

2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15

Class C (2/14)

Year Ended 3/31:

2019	9.96	0.06		0.09	0.15	(0.05)	—	(0.05)	10.06

2018	10.02	0.03		(0.07)	(0.04)	(0.02)	—	(0.02)	9.96

2017(g)	10.11	0.02		(0.09)	(0.07)	(0.02)	—	(0.02)	10.02

Year Ended 4/30:

2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11

2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10

2014(e)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14

Class C2 (8/11)(f)

Year Ended 3/31:

2019	9.97	0.11		0.09	0.20	(0.09)	—	(0.09)	10.08

2018	10.03	0.07		(0.06)	0.01	(0.07)	—	(0.07)	9.97

2017(g)	10.11	0.06		(0.08)	(0.02)	(0.06)	—	(0.06)	10.03

Year Ended 4/30:

2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11

2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10

2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14

Class I (10/02)

Year Ended 3/31:

2019	9.99	0.16		0.10	0.26	(0.15)	—	(0.15)	10.10

2018	10.04	0.13		(0.06)	0.07	(0.12)	—	(0.12)	9.99

2017(g)	10.13	0.11		(0.10)	0.01	(0.10)	—	(0.10)	10.04

Year Ended 4/30:

2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13

2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11

2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.42%	$156,526	0.72%		1.44%		0.72%		1.44%		45%

0.41	168,828	0.72		1.09		0.72		1.09		28

0.08	187,573	0.71	*	0.97	*	0.71	*	0.97	*	44

1.01	174,484	0.71		0.97		0.71		0.97		24

0.57	184,317	0.71		0.97		0.71		0.97		36

0.74	201,145	0.71		1.16		0.71		1.16		35

1.53	6,879	1.52		0.64		1.52		0.64		45

(0.37)	8,193	1.52		0.29		1.52		0.29		28

(0.73)	10,069	1.51	*	0.17	*	1.51	*	0.17	*	44

0.41	6,971	1.51		0.17		1.38		0.30		24

0.22	4,615	1.50		0.16		1.05		0.61		36

0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

2.05	6,147	1.06		1.07		1.06		1.07		45

0.05	9,384	1.07		0.74		1.07		0.74		28

(0.25)	12,097	1.06	*	0.62	*	1.06	*	0.62	*	44

0.65	13,325	1.06		0.62		1.06		0.62		24

0.22	16,524	1.06		0.63		1.06		0.63		36

0.48	28,134	1.06		0.82		1.06		0.82		35

2.62	433,253	0.52		1.64		0.52		1.64		45

0.69	401,052	0.51		1.29		0.51		1.29		28

0.14	430,038	0.51	*	1.17	*	0.51	*	1.17	*	44

1.29	454,620	0.51		1.16		0.51		1.16		24

0.75	515,315	0.50		1.17		0.50		1.17		36

0.92	497,363	0.51		1.37		0.51		1.37		35

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is March 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$2,980,000	$56,285,574	$59,737,437	$500,000

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$4,080,462,815	$—		$4,080,462,815
Corporate Bonds	—	—	689,625	***	689,625
Investments in Derivatives
Futures Contracts**	(445,938)	—	—		(445,938)
Total	$(445,938)	$4,080,462,815	$689,625		$4,080,706,502

Intermediate Duration	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$6,550,593,054	$—		$6,550,593,054
Corporate Bonds	—	—	161,470	***	161,470
Short-Term Investments*:
Municipal Bonds	—	148,345,000	—		148,345,000
Total	$—	$6,698,938,054	$161,470		$6,699,099,524

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$5,163,728,959	$—		$5,163,728,959
Corporate Bonds	—	—	99,580	***	99,580
Short-Term Investments*:
Municipal Bonds	—	55,565,000	—		55,565,000
Total	$—	$5,219,293,959	$99,580		$5,219,393,539

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$588,963,996	$—		$588,963,996
Short-Term Investments*:
Municipal Bonds	—	8,920,000	—		8,920,000
Total	$—	$597,883,996	$—		$597,883,996
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

Notes to Financial Statements (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration
Floating rate obligations: self-deposited Inverse Floaters	$65,870,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	57,025,000	12,490,000
Total	$122,895,000	$12,490,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American
Average floating rate obligations outstanding	$65,870,000
Average annual interest rate and fees	2.07%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$65,870,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	26,525,000	12,490,000
Total	$92,395,000	$12,490,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, All-American used U.S. Treasury futures to manage portfolio duration by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

All-American
Average notional amount of futures contracts outstanding*	$19,808,395
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

		Location on the Statement of Assets and Liabilities
		Asset Derivative		(Liability) Derivative
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
All-American
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	$(445,938)	—	$—
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All-American	Interest Rate	Futures Contracts	$(628,556)	$(445,938)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 3/31/19		Year Ended 3/31/18
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	44,885,366	$510,454,387	37,019,397	$428,622,217
Class A – automatic conversion of Class C2 Shares	369,166	4,226,950	—	—
Class C	4,082,141	46,333,449	4,865,658	56,353,003
Class C2	274,332	3,111,090	263,858	3,050,791
Class R6	610,541	6,998,807	67,767	786,901
Class I	67,092,270	765,538,207	57,132,588	663,853,663
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,766,619	42,860,757	3,401,312	39,300,230
Class C	387,058	4,403,986	375,056	4,333,762
Class C2	351,352	4,000,384	497,955	5,755,245
Class R6	21,075	241,184	19,524	226,550
Class I	4,468,238	51,052,991	3,942,440	45,738,955
	126,308,158	1,439,222,192	107,585,555	1,248,021,317
Shares redeemed:
Class A	(30,801,045)	(349,410,608)	(24,768,984)	(286,496,721)
Class C	(3,998,324)	(45,381,644)	(3,304,098)	(38,176,702)
Class C2	(6,949,555)	(79,294,817)	(5,118,879)	(59,115,147)
Class C2 – automatic conversion to Class A Shares	(368,844)	(4,226,950)	—	—
Class R6	(147,294)	(1,682,675)	(88,033)	(1,028,505)
Class I	(57,735,354)	(656,960,758)	(34,004,158)	(393,981,110)
	(100,000,416)	(1,136,957,452)	(67,284,152)	(778,798,185)
Net increase (decrease)	26,307,742	$302,264,740	40,301,403	$469,223,132

	Year Ended 3/31/19		Year Ended 3/31/18
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,354,573	$185,136,034	17,272,703	$158,825,881
Class A – automatic conversion of Class C2 Shares	122,797	1,121,138	—	—
Class C	1,484,544	13,509,150	1,354,974	12,458,508
Class C2	93,556	849,989	74,153	682,342
Class I	272,722,979	2,485,415,929	142,614,038	1,311,887,608
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,449,600	13,210,677	1,376,348	12,632,323
Class C	85,424	778,462	86,752	796,236
Class C2	98,697	899,888	136,197	1,251,527
Class I	10,487,256	95,835,014	9,510,022	87,499,275
	306,899,426	2,796,756,281	172,425,187	1,586,033,700
Shares redeemed:
Class A	(14,898,708)	(135,493,790)	(16,711,540)	(153,692,907)
Class C	(1,548,756)	(14,072,502)	(1,310,640)	(12,031,662)
Class C2	(2,681,340)	(24,445,304)	(2,363,411)	(21,715,833)
Class C2 – automatic conversion to Class A Shares	(122,663)	(1,121,138)	—	—
Class I	(149,655,811)	(1,362,312,498)	(122,103,858)	(1,125,579,985)
	(168,907,278)	(1,537,445,232)	(142,489,449)	(1,313,020,387)
Net increase (decrease)	137,992,148	$1,259,311,049	29,935,738	$273,013,313

	Year Ended 3/31/19		Year Ended 3/31/18
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,184,682	$318,224,542	23,800,621	$260,779,546
Class A – automatic conversion of Class C2 Shares	196,511	2,140,101	—	—
Class C	2,039,063	22,105,146	1,625,162	17,719,092
Class C2	136,046	1,478,708	208,515	2,272,523
Class I	183,860,174	1,996,082,522	121,658,407	1,326,172,178
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,478,557	16,130,854	1,484,329	16,250,187
Class C	73,469	798,511	78,676	857,987
Class C2	255,740	2,781,883	339,952	3,711,728
Class I	4,388,095	47,707,515	3,838,044	41,845,884
	221,612,337	2,407,449,782	153,033,706	1,669,609,125
Shares redeemed:
Class A	(31,421,757)	(342,314,498)	(33,701,300)	(368,920,362)
Class C	(3,159,190)	(34,322,053)	(3,392,100)	(37,019,851)
Class C2	(9,894,171)	(107,597,791)	(8,805,976)	(96,323,551)
Class C2 – automatic conversion to Class A Shares	(197,052)	(2,140,101)	—	—
Class I	(123,784,656)	(1,343,244,178)	(104,505,813)	(1,138,998,932)
	(168,456,826)	(1,829,618,621)	(150,405,189)	(1,641,262,696)
Net increase (decrease)	53,155,511	$577,831,161	2,628,517	$28,346,429

Notes to Financial Statements (continued)

	Year Ended 3/31/19		Year Ended 3/31/18
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,664,657	$86,445,049	6,362,810	$63,817,044
Class A – automatic conversion of Class C2 Shares	6,129	61,289	—	—
Class C	462,792	4,602,316	269,215	2,698,720
Class C2	27,088	269,876	141,314	1,412,183
Class I	21,616,358	216,250,681	13,648,333	137,163,144
Shares issued to shareholders due to reinvestment of distributions:
Class A	172,029	1,720,393	154,387	1,549,712
Class C	3,380	33,726	1,808	18,105
Class C2	6,475	64,673	6,829	68,475
Class I	307,594	3,080,097	211,215	2,121,613
	31,266,502	312,528,100	20,795,911	208,848,996
Shares redeemed:
Class A	(10,239,513)	(102,425,941)	(8,289,878)	(83,240,102)
Class C	(605,187)	(6,037,377)	(453,547)	(4,546,073)
Class C2	(358,632)	(3,581,329)	(413,484)	(4,141,821)
Class C2 – automatic conversion to Class A Shares	(6,135)	(61,289)	—	—
Class I	(19,157,751)	(191,799,143)	(16,529,834)	(166,130,498)
	(30,367,218)	(303,905,079)	(25,686,743)	(258,058,494)
Net increase (decrease)	899,284	$8,623,021	(4,890,832)	$(49,209,498)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Purchases	$1,442,679,022	$2,155,406,436	$2,056,931,954	$366,257,683
Sales and maturities	1,119,400,168	900,088,514	1,294,598,685	259,594,184

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	All- American	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$3,778,338,085	$6,440,330,771	$5,129,552,520	$593,420,673
Gross unrealized:
Appreciation	242,812,744	268,528,439	103,518,892	5,240,377
Depreciation	(5,868,937)	(9,759,686)	(13,677,873)	(777,054)
Net unrealized appreciation (depreciation) of investments	$236,943,807	$258,768,753	$89,841,019	$4,463,323

All- American
Tax cost of futures contracts	$(445,938)
Net unrealized appreciation (depreciation) of futures contracts	$—

Permanent differences, primarily due to federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2019, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2019, the Funds’ tax year end, were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$14,723,072	$28,811,589	$20,097,766	$2,629,170
Undistributed net ordinary income[2]	173,795	204,558	39,163	1,204
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2019 through March 31, 2019, and paid on April 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2019 and March 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	All- American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$137,201,532	$170,967,589	$94,254,092	$8,133,742
Distributions from net ordinary income[2]	895,949	688,743	441,733	—
Distributions from net long-term capital gains	—	—	—	—

2018	All- American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$127,290,281	$152,487,270	$85,078,646	$6,692,486
Distributions from net ordinary income[2]	1,159,105	627,119	803,097	46,741
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during fiscal year ended March 31, 2019, as Exempt Interest Dividends.

As of March 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	All- American	Intermediate Duration	Limited Term	Short Term
Not subject to expiration:
Short-term	$57,655,958	$12,385,181	$7,579,572	$248,748
Long-term	20,089,172	8,731,861	14,426,189	1,167,863
Total	$77,745,130	$21,117,042	$22,005,761	$1,416,611

As of March 31, 2019, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term
Expired capital loss carryforwards	$881,168	$1,598,268

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1375	0.1375

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1628%
Intermediate Duration	0.1628
Limited Term	0.1588
Short Term	0.1781

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2020, may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	All- American	Short Term
Purchases	$10,210,102	$1,115,480
Sales	10,238,865	—

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$3,434,188	$1,082,644	$798,953	$130,341
Paid to financial intermediaries (Unaudited)	3,308,050	1,050,199	773,565	127,489

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$2,832,337	$1,025,307	$765,694	$123,434

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$417,228	$87,471	$118,758	$9,573

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$184,472	$40,465	$136,318	$33,140

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

Notes to Financial Statements (continued)

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Maximum Outstanding Balance	$33,900,000	$41,200,000	$63,700,000	$5,800,000

During each Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Average daily balance outstanding	$17,873,170	$19,305,555	$19,566,183	$5,800,000
Average annual interest rate	3.32%	3.13%	3.02%	2.98%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of March 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	All- American	Intermediate Duration	Limited Term	Short Term
UNII at the end of the period	$4,174,189	$16,442,193	$9,527,794	$1,118,853

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53212

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR) – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board,” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each of its respective Fund(s), the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark in such periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. Although the Fund’s performance was below its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that: (a) the Short Term Fund had a net management fee slightly higher than its Peer Group average, but a net expense ratio in line with its Peer Group average; (b) the All-American Fund had a net management fee and a net expense ratio below its Peer Group averages; and (c) the Limited Term Fund and the Intermediate Duration Fund each had a net management fee in line with its respective Peer Group average, but a net expense ratio below its respective Peer Group average.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for the Intermediate Duration Fund, its permanent expense cap) which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	168
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	168
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	168

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	168
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	168
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-NAT-0319D 838669-INV-Y-05/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended March 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	21,030	0	0	0

Total	$21,030	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	20,922	1,313	0	0

Total	$20,922	$1,313	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended March 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	1,313	0	0	1,313

Total	$1,313	$0	$0	$1,313

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: December 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 16, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 16, 2019